                           Sentinel Family of Funds

                                 Annual Report

                               November 30, 1999

                                    [PHOTO]

[LOGO OF SENTINEL GROUP FUNDS]

Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND(3863)


--------------------------------------------------------------------------------
Table of Contents

    2 Message to Shareholders
    4 Understanding your Sentinel Funds Financial Statements
    5 Fund Performance
    6 Sentinel Investment Team
    7 Sentinel Small Company Fund
   14 Sentinel Mid Cap Growth Fund
   20 Sentinel World Fund
   28 Sentinel Growth Index Fund
   33 Sentinel Common Stock Fund
   41 Sentinel Balanced Fund
   50 Sentinel High Yield Bond Fund
   59 Sentinel Bond Fund
   66 Sentinel Tax-Free Income Fund
   72 Sentinel New York Tax-Free Income Fund
   77 Sentinel Government Securities Fund
   83 Sentinel Short Maturity Government Fund
   90 Sentinel U.S. Treasury Money Market Fund
   96 Notes to Financial Statements (SGF)
  103 Report of Independent Accountants (SGF)
  104 Sentinel Pennsylvania Tax-Free Trust
  109 Notes to Financial Statements (PA)
  111 Report of Independent Accountants (PA)
  112 Federal Tax Status of Dividends and Distributions
  112 Privileges, Plans and Services for Shareholders
  114 Directors/Trustees and Officers
  116 A Brief History



Cover: Church Street, Burlington, Vermont. Burlington was voted the "Number One
       City Having It All" by the Arts and Entertainment Network(R)(A&E) in
       1999.

       Original oil by Douglas Fryer

                            Message to Shareholders


[PHOTO]                      [PHOTO]

Patrick E. Welch             Joseph M. Rob
Chairman                     Director and President

Dear Shareholder:

We are pleased to submit our annual report for the twelve months ended November 30, 1999. This past fiscal year contained a number of significant events that influenced the world economy and financial markets.

The Economy

During 1999, the financial markets benefited from a near-perfect combination of strong U.S. and worldwide economic growth with low inflation. A key factor was strong growth in U.S. productivity, allowing companies to increase profits without raising prices. One notable change from 1998 was the lack of any major financial crises, major bankruptcies or international panics. Although oil prices did rise to a 9-year high of $27 per barrel, the increase did not have a significant impact on inflation indices. Overall, inflation remained well under control throughout the year at an annualized rate of 2.7% for the consumer price index. The labor market remained tight in the U.S. with the unemployment rate at 4.1% in November, the lowest level since 1970. However, productivity growth kept unit labor costs down during 1999. The outlook for the world economy continued to improve, offering the potential for greater U.S. export activity. Many European stock markets hit new highs in November, and there were early signs of economic recovery in Japan.

The Financial Markets

Equity Markets

The near-perfect economic environment provided a very favorable backdrop for the stock market, with profit growth improving during each quarter and low inflation allowing price-earnings multiples to expand. The Federal Reserve Board did move to reverse the three interest rate cuts implemented last year, but the financial markets reacted well to those actions.

Stock market returns were strong once again during the fiscal year. For the 12 months ended November 30, 1999, the Standard & Poor's 500 Index achieved a total return of 20.9%. The Russell 2000, a widely used measure of returns for smaller capitalization stocks, had a total return of 15.8% during the period. The NASDAQ stock market reached its all-time high in November, and closed near that high at the end of the fiscal year. The technology sector, especially Internet-related stocks, was by far the best-performing group for the year as investors sought out companies with strong growth prospects.

Asian markets, which had been battered last year, saw some recovery, and most stock markets were up significantly in 1999. Japan's recent steps to resolve its economic problems were received positively by the financial markets and the Japanese stock market appreciated sharply for the first time in years.

Looking forward, the consensus earnings per share estimates for the year 2000 are about $56 for the S&P 500. Based on these estimates, the current price-earnings multiple for the Standard & Poor's 500 Index is about 25 times. While we believe the strong stock market performance of recent months is generally justified, there are clear signs of overexuberance, such as Internet initial public offerings averaging first-day gains of over 100 %, as well as near-panic investor buying activity in the areas of technology and telecommunications stocks. The U.S. is also running large current account deficits, relying on foreign investors to fund that deficit by investing in the U.S. With the outlook for corporate profits slowing - the most optimistic growth estimate is in the 5-7% range - the stock market's upward momentum will be dependent upon further declines in interest rates or a reduction in the equity risk premium. After five years of strong equity returns, the current price-earnings multiple has risen to an historically high level, a level which can only be justified by lower interest rates or above-consensus growth in earnings. If, however, earnings growth expectations are reduced, these price-earnings levels may not be sustainable. In summary, we remain optimistic about the longer-term outlook for stocks, but expect that the year 2000 may include periods of increased volatility.

Fixed Income Markets

Interest rates rose steadily in 1999 from the very low levels of a year ago as the world economy continued to recover. The yield on ten-year treasury notes increased approximately one and a half percentage points over the twelve months. For the fiscal year ended November 30, 1999, the Lehman Brothers Aggregate Bond Index, a widely-used measure of overall bond market performance, achieved a slight, positive total return of .04%. The Federal Reserve embarked on a series of rate increases to withdraw some of the liquidity provided during the financial crisis, which occurred in the fall of 1998. Fixed income investors worried that stronger economic growth and tight labor markets would eventually result in higher inflation, although so far this has failed to develop. The best performing sectors in the fixed income market had shorter maturities or provided substantial income. The high-yield market performed well as it often does when stocks do well, and mortgage-backed securities also outperformed other sectors of the bond market.

In today's higher-risk market environment, we believe that our disciplined investment approach, with its long-term-oriented focus on investing in quality companies, will serve our shareholders well. We also believe that investors are well advised to hold a diversified portfolio of investments and to review their portfolios regularly. As always, we appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/ Patrick Welch            /s/ Joseph M. Rob
Patrick Welch                Joseph M. Rob
Chairman                     Director & President

December 15, 1999

             Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     . a list of each investment

     . the number of shares/par amount of each stock, bond or short-term note

     . the market value of each investment

     . the percentage of investments in each industry

     . the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund OPERATIONS include:

     . income earned from investments

     . management fees and other expenses

     . gains or losses from selling investments (known as realized gains or losses)

     . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     . operations - a summary of the Statement of Operations for the most recent period

     . distributions - income and gains distributed to shareholders

     . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     . share price at the beginning of the period

     . investment income and capital gains or losses

     . income and capital gains distributions paid to shareholders

     . share price at the end of the period

It also includes some key statistics for the period:

     . total return - the overall percentage return of the fund, assuming reinvestment of all distributions

     . expense ratio - operating expenses as a percentage of average net assets

     . net income ratio - net investment income as a percentage of average net assets

     . portfolio turnover - the percentage of the portfolio that was replaced during the period.

--------------------------------------------------------------------------------
Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                      For the period from
                                                                   12/1/98 through 11/30/99
                                               --------------------------------------------------
                                                 11/30/99
                                                 Net Asset                   Capital
Sentinel                                         Value Per     Income          Gain        Total
Fund                                               Share     Dividends    Distributions   Return*
Small Company                      "A" Shares     $ 5.74      $   -           $0.61       13.3%
-------------------------------------------------------------------------------------------------
                                   "B" Shares       5.51          -            0.61       12.3
-------------------------------------------------------------------------------------------------
Mid Cap Growth                     "A" Shares      17.80          -            1.08       30.5
-------------------------------------------------------------------------------------------------
                                   "B" Shares      17.43          -            1.08       29.0
-------------------------------------------------------------------------------------------------
World                              "A" Shares      21.28       0.17               -       18.1
-------------------------------------------------------------------------------------------------
                                   "B" Shares      20.95       0.02               -       17.1
-------------------------------------------------------------------------------------------------
                                   "C" Shares      21.08          -               -       16.8
-------------------------------------------------------------------------------------------------
Growth Index                       "A" Shares **   21.30          -               -        6.5
-------------------------------------------------------------------------------------------------
                                   "B" Shares **   21.28          -               -        6.4
-------------------------------------------------------------------------------------------------
Common Stock                       "A" Shares      42.91       0.38            3.81        6.0
-------------------------------------------------------------------------------------------------
                                   "B" Shares      42.82       0.05            3.81        5.1
-------------------------------------------------------------------------------------------------
                                   "C" Shares      42.90       0.01            3.81        5.0
-------------------------------------------------------------------------------------------------
Balanced                           "A" Shares      19.38       0.54            1.48        2.6
-------------------------------------------------------------------------------------------------
                                   "B" Shares      19.41       0.39            1.48        1.8
-------------------------------------------------------------------------------------------------
                                   "C" Shares      19.39       0.32            1.48        1.4
-------------------------------------------------------------------------------------------------
                                   "D" Shares ***  19.32       0.31               -       -0.2
-------------------------------------------------------------------------------------------------
High Yield                         "A" Shares       9.19       0.84               -        3.0
-------------------------------------------------------------------------------------------------
                                   "B" Shares       9.18       0.79               -        2.5
-------------------------------------------------------------------------------------------------
                                   "C" Shares       9.19       0.72               -        1.7
-------------------------------------------------------------------------------------------------
Bond                               "A" Shares       5.94       0.39               -       -1.9
-------------------------------------------------------------------------------------------------
                                   "B" Shares       5.96       0.33               -       -2.6
-------------------------------------------------------------------------------------------------
Tax-Free Income                                    12.60       0.64            0.17       -2.8
-------------------------------------------------------------------------------------------------
New York Tax-Free Income                           11.20       0.60            0.00       -3.3
-------------------------------------------------------------------------------------------------
Government Securities                               9.56       0.64               -       -2.5
-------------------------------------------------------------------------------------------------
Short Maturity Government                           9.58       0.60               -        3.2
-------------------------------------------------------------------------------------------------
U.S. Treasury Money Market         "A" Shares       1.00       0.04               -        4.1
-------------------------------------------------------------------------------------------------
                                   "B" Shares       1.00       0.04               -        3.8
-------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust                        12.15       0.62            0.29       -3.3
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                -          -               -       20.9
-------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index ++                         -          -               -        0.0
-------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index +++                        -          -               -       -1.1
-------------------------------------------------------------------------------------------------


  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Past performance is no guarantee of future results.
 ** Commenced operations September 13, 1999.
*** 1/4/99 Inception.
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

[PHOTO]

"The Sentinel Investment Team is highly experienced, averaging more than 16 years of investment experience apiece. Our investment approach is a disciplined one focusing on in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role in Sentinel's investment management. But the most important factor is our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach which has withstood the test of time."

Rodney A. Buck

Standing, left to right: Charles C. Schwartz, Equity Analyst & Co-Manager - Sentinel Growth Index Fund; Scott T. Brayman, CFA, Vice President & Lead Manager - Sentinel Small Company Fund; Daniel J. Manion, CFA, Vice President
& Co-Manager - Sentinel Common Stock Fund; David M. Brownlee, CFA, Senior Vice President & Lead Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Balanced Fund, Sentinel Bond Fund; Daniel E. Gass, CFA, Vice President - Fixed Income Research; Kenneth J. Hart, Vice President & Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Van Harissis, CFA, Senior Vice President & Lead Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund; William C. Kane, CFA, Vice President & Manager - Sentinel Bond Fund; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research; Stephen P. Flynn, Vice President - Fixed Income Research.

Seated, left to right: Robert L. Lee, CFA, Senior Vice President & Lead
Manager - Sentinel Mid Cap Growth Fund, Sentinel Growth Index Fund; Co-Manager - Sentinel Small Company Fund; Rodney A. Buck, CFA, Chief Executive Officer - Sentinel Advisors Company; Hilary T. Roper, CFA, Assistant Vice President & Equity Analyst; Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury Money Market Fund;

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund; Thomas H. Brownell, CFA, Vice President - Fixed Income Research .

      Sentinel Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.

                          Sentinel Small Company Fund

Looking forward to 2000, we will continue to search for attractively valued small companies that are solving problems or creating competitive advantages for their customers.

The Sentinel Small Company Fund achieved a return of 13.3% for the twelve-month period ending November 30, 1999. This performance somewhat lagged the 15.8% returned by the Russell 2000 index and placed us at the median for the Morningstar Small-Cap Blend category and just above median for the Lipper Small-Cap Core category for the same twelve month period. For the three-year period ending November 30, 1999, the Sentinel Small Company Fund achieved an annualized return of 12.7%. This compares favorably to the annualized average return of 10.1% for the Russell 2000 index and placed the Fund in the 29th percentile of Morningstar's Small-Cap Blend category and the 22nd percentile for Lipper's Small-Cap Core category for the same three-year period.

For a year when many investors have apparently abandoned caution and discipline in the pursuit of Internet-related riches, our disciplined small company investment approach was at a clear disadvantage. Instead of rewarding our discipline for buying highly profitable small companies at a reasonable price, or at a discount to their private market values, the small-cap marketplace favored companies losing money. Roughly 15% of the companies in the Russell 2000 were projected to lose money in 1999. Incredibly, those same companies returned approximately 59% for the first 11 months of the 1999 calendar year, which greatly exceeded the 7.6% return of the index for the same period.

Although the Sentinel Small Company Fund was not invested in any money-losing Internet related companies, a good many of your fund's holdings are expected to benefit greatly from this worldwide phenomenon. Several are worthy of mention here. With its soon-to-be-formed WholePeople.com subsidiary, Whole Foods Market intends to be the leading Internet site for people looking for advice, products and services related to natural and organic foods and a healthy lifestyle. Dallas Semiconductor makes a key component for E-Stamp's on-line postage technology. Catalina Marketing's web site ValuePage.com is the dominant provider of online grocery coupons. True North Communications is a leading provider of advertising services to the fast growing number of newly formed Internet companies. And finally, Ethan Allen will soon launch a Web site and e-commerce initiative that should allow this company to strengthen further its dominant position in fine furniture retailing.


Average Annual Total Return -Class A Shares
Through 11/30/99

                                      w/sales                          w/o sales
Period                                charge+                           charge
1 Year                                 7.7%                              13.3%
--------------------------------------------------------------------------------
3 Years                               10.8%                              12.7%
--------------------------------------------------------------------------------
5 Years                               13.2%                              14.4%
--------------------------------------------------------------------------------
Since Inception*                      10.9%                              11.7%
--------------------------------------------------------------------------------
*3/1/93
+Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance - Class A Shares
3/1/93 inception through 11/30/99

                                 [LINE GRAPH]

                Sentinel           Morningstar         Russell
                 Small              Small Cap           2000
              Company Fund            Blend             Index*
              ------------         -----------         -------
                 10,000              10,000            10,000
                 10,056              11,192            11,384
                 10,259              11,848            11,257
                 11,505              14,419            14,465
                 14,036              18,085            16,854
                 17,257              22,402            20,758
                 17,718              20,608            19,443
                 20,080              24,065            22,522

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
3/1/93 inception through 11/30/99

Sentinel Small Company Fund                                             $20,080

Russell 2000 Index*                                                     $22,522

Morningstar Small Cap Blend                                             $24,065

*An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

Your fund's investments in selected fast growing communications-related companies (especially wireless component manufacturers Sawtek and CTS Corp., Dallas Semiconductor and Methode Electronics) were particularly rewarding. Mergers and acquisitions also contributed favorably to this year's results. The most significant include Kimberly Clark's acquisition of Ballard Medical, Texas Instruments' acquisition of Unitrode, Kellogg's acquisition of Worthington Foods, and the recently announced intention of Deutsche Post to buy Air Express Int'l.

Looking forward to 2000, we will continue to search for attractively valued small companies that are solving problems or creating competitive advantages for their customers. Companies with products or services that provide real solutions to customers' needs or problems should enjoy the increasingly rare ability to increase unit volume and preserve pricing power. Of course, we also will continue to seek exposure to those attractively valued small companies that are poised to benefit from important long-term trends like the exploding demand for mobile communications, telecommunications bandwidth and data storage.

In closing, we feel strongly that many small company stocks continue to present compelling relative value and outstanding risk/reward ratios. We fully expect that our disciplined investment approach will continue to yield highly competitive long-term results relative to most other small company funds. We appreciate your continued confidence in our efforts on your behalf.


/s/ Scott T. Brayman

Scott T. Brayman, CFA


/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Small Company Fund
Investment in Securities
at November 30, 1999
-------------------------------------------------------------
                                      Shares         Value
                                                    (Note 1)
-------------------------------------------------------------

Common Stocks 92.5%
Basic Materials 2.0%
Bemis Co.                             50,000      $ 1,575,000
Goodrich (B.F.)                       40,000          902,500
                                                  -----------
                                                    2,477,500
                                                  -----------
Capital Goods 12.1%
AAR Corp.                             70,000        1,155,000
Applied Power - Class A               80,000        2,555,000
Aptargroup                            90,000        2,441,250
* C-COR Electronics                   10,000          510,625
CTS Corp.                             25,000        2,004,688
Donaldson Co.                        100,000        2,256,250
* Gardner Denver Inc.                 30,000          491,250
* Plexus                              40,000        1,575,000
Robbins and Myers Inc.                30,000          600,000
* TETRA Technologies                 150,000        1,162,500
                                                  -----------
                                                   14,751,563
                                                  -----------
Consumer Cyclicals 13.4%
* Acxiom Corp.                       100,000        1,778,125
* Administaff Inc.                    30,000          502,500
Casey's General Stores               100,000        1,275,000
* Catalina Marketing Corp.            25,000        2,382,812
Ethan Allen Interiors                 75,000        2,493,750
Harman Int'l. Industries              60,000        3,090,000
* IDG Books Worldwide Inc.            40,000          600,000
Meredith Corp.                        50,000        1,890,625
True North Communications             50,000        1,990,625
* Wet Seal Inc. - Class A             30,000          408,750
                                                  -----------
                                                   16,412,187
                                                  -----------
Consumer Staples 16.2%
ABM Industries                        25,000          537,500
Alberto-Culver Co Class A            100,000        2,250,000
Applebee's Int'l.                     55,000        1,656,875
* Bush Boake Allen                    90,000        2,261,250
* Jack in the Box                     60,000        1,263,750
Kimberly Clark Corp.                  31,960        2,041,445
* Mondavi (Robert) `A'                30,000        1,154,063
Ruby Tuesday Inc.                    130,000        2,616,250
Smart & Final Inc.                    55,000          378,125
Strayer Education Inc.                30,000          622,500
Unifirst Corporation                 100,000        1,518,750
* Whole Foods Market Inc.             90,000        3,538,125
                                                  -----------
                                                   19,838,633
                                                  -----------
Energy 1.6%
* Cal Dive Int'l.                     20,000          727,500
Carbo Ceramics Inc.                   25,000          650,000
* Oceaneering Int'l. Inc.             40,000          520,000
                                                  -----------
                                                    1,897,500
                                                  -----------
Financials 10.3%
Chateau Communitites Inc.            100,000        2,600,000
Cullen Frost Bankers Inc.             15,000          427,500
Duff & Phelps Credit Rating           35,000        2,786,875
Enhance Financial
Service Group                         70,000        1,198,750
HCC Insurance Holdings               150,000        1,593,750
Liberty Property Trust                30,000          684,375
Mercantile Bankshares                 10,000          344,062
Waddell & Reed Financial -
Class A                               70,000        1,736,875
Waddell & Reed Financial -
Class B                               30,000          705,000
Wilmington Trust Corp.                10,000          503,750
                                                  -----------
                                                   12,580,937
                                                  -----------
Health Care 12.6%
* Barr Laboratories                   35,000        1,102,500
Cambrex Corp.                        135,000        4,252,500
* Covance Inc.                       150,000        1,631,250
Diagnostic Products                   15,000          377,813
* Healthcare Services Group           94,800          758,400
JONES PHARMA INC.                     25,000          865,625
* Medicis Pharmaceutical Corp.        35,000        1,229,375
Mentor Corp.                          87,100        2,035,962
Minntech Corp.                        90,000          877,500
* Monarch Dental Corp.                60,000          121,875
* Orthodontic Center
of America                            80,000          975,000
* Roberts Pharmaceutical              25,000          807,813
Corp.
* Staar Surgical Co.                  40,000          395,000
                                                  -----------
                                                   15,430,613
                                                  -----------
Technology 18.9%
* Affiliated Computer                 80,000        2,995,000
Services
Analysts Int'l.                      100,000        1,193,750
* Burr Brown Corp.                    25,000        1,107,812
* Cable Design Technologies           70,000        1,675,625
* CACI Int'l.                         50,000        1,100,000
* C-Cube Microsystems                 40,000        1,790,625
* Ciber Inc.                          75,000        1,598,438
Dallas Semicondutor Corp.             49,700        2,867,069
* Dynatech Corp.                      17,500          124,687
* FileNet Corp.                      100,000        2,000,000
Methode Electronics `A'              125,000        3,375,000
* Photronics Inc.                     25,000          603,125
* Sawtek Inc.                         30,000        1,368,750
* Tekelec                             75,000        1,331,250
                                                  -----------
                                                   23,131,131
                                                  -----------
Transportation 4.4%
Air Express Int'l. Corp.              60,000        1,935,000
C.H. Robinson Worldwide               50,000        1,743,750
* Eagle USA Airfreight                30,000        1,010,625
* Railtex Inc.                        40,000          675,000
                                                  -----------
                                                    5,364,375
                                                  -----------
Utilities 1.0%
* MidAmerican Energy Holdings         35,000        1,170,312
                                                  -----------
Total Common Stocks
(Cost $95,882,506)                                113,054,751
                                                  -----------

-------------------------------------------------------------
                            Principal Amount           Value
                               (M=$1,000)            (Note 1)
-------------------------------------------------------------

Corporate Convertible Bonds 0.2%
Phoenix Investment Partners 6%, `15
(Cost $403,571)                         250M     $    245,313
                                                 ------------

U.S. Government Agency
Obligations 3.3%
Federal Home Loan Mortgage Corp.
Agency Discount Note:
5.41%, 12/02/99
(Cost $3,999,399)                     4,000M        3,999,399
                                                 ------------

Corporate Short-Term Notes 3.7%
Eastman Kodak 5.6%, 12/03/99
(Cost $4,498,600)                     4,500M        4,498,600
                                                 ------------
Total Investments
(Cost $104,784,076)**                             121,798,063

Excess of Other Assets
Over Liabilities 0.3%                                 406,240
                                                 ------------
Net Assets                                       $122,204,303
                                                 ============
-------------------------------------------------------------

 *  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November 30, 1999 net unrealized appreciation for federal income tax purposes aggregated $17,013,987 of which $28,808,447 related to appreciated securities and $11,794,460 related to depreciated securities.

See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                $121,798,063
Receivable for securities sold                           866,613
Receivable for fund shares sold                            4,035
Receivable for dividends and interest                     28,185
                                                  --------------
  Total Assets                                       122,696,896
                                                  --------------
Liabilities
Payable for securities purchased                         163,225
Payable for fund shares repurchased                       46,251
Payable to custodian                                      72,788
Accrued expenses                                          45,543
Management fee payable                                    60,870
Distribution fee payable (Class A Shares)                 65,533
Distribution fee payable (Class B Shares)                 12,836
Fund service fee payable                                  25,547
                                                  --------------
  Total Liabilities                                      492,593
                                                  --------------
Net Assets Applicable to Outstanding Shares         $122,204,303
                                                  ==============
Net Asset Value and Offering Price per Share
  Class A Shares
$107,919,194 / 18,785,106 shares outstanding        $       5.74
Sales Charge-- 5.00% of offering price                      0.30
                                                  --------------
Maximum Offering Price                              $       6.04
                                                  ==============
  Class B Shares
$14,285,109 / 2,592,158 shares outstanding          $       5.51
                                                  ==============
Net Assets Represent
Capital stock at par value                          $    213,773
Paid-in capital                                       89,450,555
Accumulated undistributed net realized gain
  on investments                                      15,525,988
Unrealized appreciation of investments                17,013,987
                                                  --------------
Net Assets                                          $122,204,303
                                                  ==============
Investments at Cost                                 $104,784,076
                                                  ==============

Investment Income
Income:
Dividends                                           $    905,178
Interest                                                 482,978
                                                  --------------
  Total Income                                         1,388,156
                                                  --------------
Expenses:
Management advisory fee                                  733,657
Transfer agent and custodian                             406,403
Distribution expense (Class A Shares)                    321,528
Distribution expense (Class B Shares)                    130,949
Accounting services                                       34,325
Auditing fees                                             10,100
Legal fees                                                 4,700
Reports and notices to shareholders                       29,000
Registration and filing fees                              19,517
Directors' fees and expenses                              11,023
Other                                                      6,468
                                                  --------------
  Total Expenses                                       1,707,670
  Expense Offset                                         (20,948)
                                                  --------------
  Net Expenses                                         1,686,722
                                                  --------------
Net Investment Loss                                     (298,566)
                                                  --------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments             15,708,954
Net change in unrealized appreciation
 (depreciation)                                         (461,717)
                                                  --------------
Net Realized and Unrealized Gain on Investments       15,247,237
                                                  --------------
Net Increase in Net Assets from Operations           $14,948,671
                                                  ==============

See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                           Year            Year
                                                          Ended           Ended
                                                       11/30/99        11/30/98
                                                  --------------  --------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                                $   (298,566)    $  (186,150)
Net realized gain on sales of investments            15,708,954      13,141,667
                                                  --------------  --------------
Net change in unrealized appreciation
(depreciation)                                         (461,717)     (9,868,808)
                                                  --------------  --------------
Net increase in net assets from operations           14,948,671       3,086,709
                                                  --------------  --------------

Distributions to Shareholders
From net investment income
  Class A Shares                                             --        (348,277)
  Class B Shares                                             --              --
From realized gain on investments
  Class A Shares                                    (11,668,708)    (13,692,058)
  Class B Shares                                     (1,353,508)       (952,430)
                                                  --------------  --------------
Total distributions to shareholders                 (13,022,216)    (14,992,765)
                                                  --------------  --------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                     28,602,876      10,479,815
  Class B Shares                                      3,276,653       5,429,602
Net asset value of shares in reinvestment
   of dividends and distributions
  Class A Shares                                     10,889,296      12,740,406
  Class B Shares                                      1,352,352         950,322
                                                  --------------  --------------
                                                     44,121,177      29,600,145

Less: Payments for shares reacquired
  Class A Shares                                    (42,938,531)    (18,180,818)
  Class B Shares                                     (2,605,732)       (999,866)
                                                  --------------  --------------
Increase (decrease) in net assets from
  capital share transactions                         (1,423,086)     10,419,461
                                                  --------------  --------------
Total Increase (Decrease) in Net Assets for period      503,369      (1,486,595)
Net Assets: Beginning of period                     121,700,934     123,187,529
                                                  --------------  --------------
Net Assets: End of period                          $122,204,303    $121,700,934
                                                  ==============  ==============
Undistributed Net Investment Income
  at End of Period                                 $         --    $     57,617
                                                  ==============  ==============


See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

-------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Class A Shares                                          11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                    -------------  -------------  -------------  -------------  -------------
Net asset value at beginning of period                  $   5.67       $   6.30      $    5.17      $    5.20      $    5.53
                                                    -------------  -------------  -------------  -------------  -------------
Income from Investment Operations
Net investment income (loss)                               (0.01)            --           0.02           0.01           0.02
Net realized and unrealized gain on investments             0.69           0.14           1.16           0.95           0.56
                                                    -------------  -------------  -------------  -------------  -------------
Total from investment operations                            0.68           0.14           1.18           0.96           0.58
                                                    -------------  -------------  -------------  -------------  -------------

Less Distributions
Dividends from net investment income                          --           0.02           0.01           0.03             --
Distributions from realized gains on investments            0.61           0.75           0.04           0.96           0.91
                                                    -------------  -------------  -------------  -------------  -------------
Total Distributions                                         0.61           0.77           0.05           0.99           0.91
                                                    -------------  -------------  -------------  -------------  -------------
Net asset value at end of period                        $   5.74       $   5.67      $    6.30      $    5.17      $    5.20
                                                    =============  =============  =============  =============  =============
Total Return (%) *                                          13.3            2.7           23.0           22.0           12.2

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             1.30           1.31           1.34           1.47           1.56
Ratio of expenses to average net assets before
  expense reductions (%) **                                 1.31           1.33           1.36           1.51           1.60
Ratio of net investment income (loss)
  to average net assets (%)                                (0.14)         (0.07)          0.38           0.23           0.26
Portfolio turnover rate (%)                                   43             45             45             60             79
Net assets at end of period (000 omitted)               $107,919       $109,598       $115,532        $99,393        $89,321



(A)  Commenced operations April 1, 1996.
(B)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights (cont'd)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Eight
                                                        Year Ended           Year Ended          Year Ended         Months Ended
Class B Shares                                         11/30/99 (B)        11/30/98 (B)        11/30/97 (B)      11/30/96 (A)(B)
                                                    ---------------     ---------------     ---------------      ---------------
Net asset value at beginning of period                      $  5.51              $ 6.18              $ 5.12               $ 4.82
                                                    ---------------     ---------------     ---------------      ---------------
Income from Investment Operations
Net investment income (loss)                                  (0.06)              (0.03)              (0.03)               (0.03)
Net realized and unrealized gain on investments                0.67                0.11                1.13                 0.33
                                                    ---------------     ---------------     ---------------      ---------------
Total from investment operations                               0.61                0.08                1.10                 0.30
                                                    ---------------     ---------------     ---------------      ---------------
Less Distributions
Dividends from net investment income                             --                  --                  --                   --
Distributions from realized gains on investments               0.61                0.75                0.04                   --
                                                    ---------------     ---------------     ---------------      ---------------
Total Distributions                                            0.61                0.75                0.04                   --
                                                    ---------------     ---------------     ---------------      ---------------
Net asset value at end of period                            $  5.51              $ 5.51              $ 6.18               $ 5.12
                                                    ===============     ===============     ===============      ===============
Total Return (%) *                                             12.3                 1.7                21.6                  6.2 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.27                2.24                2.35                 2.62 +
Ratio of expenses to average net assets before
 expense reductions (%) **                                     2.28                2.25                2.36                 2.64 +
Ratio of net investment income (loss)
 to average net assets (%)                                    (1.11)              (1.00)              (0.62)               (0.91)+
Portfolio turnover rate (%)                                      43                  45                  45                   60
Net assets at end of period (000 omitted)                   $14,285             $12,103              $7,656               $1,943

(A)  Commenced operations April 1, 1996.
(B)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

  Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.


                          Sentinel Mid Cap Growth Fund

During the year, new positions were started in a number of exciting new growth industries such as genomics, fixed wireless communications, and the Internet industry.

The Sentinel Mid Cap Growth Fund earned a total return of 30.5% during the fiscal year he Sentinel Mid Cap Growth Fund earned a ended November 30, 1999. Over the same period, the S&P 500 produced a 20.9% return and the S&P 400 Mid Cap Index produced a 21.4% return.

The portfolio outperformed these key indices during the first half of the year because of strong stock selection in technology and communications stocks. In the technology sector, the fund benefited from significant gains in semiconductor equipment stocks, which recovered nicely in anticipation of improving orders. In the communications area, explosive growth in the demand for cellular phone handsets caused sharp gains in Sawtek, which provides key components to cell phone manufacturers. Strong consumer confidence and consumer spending led to significant gains for our holdings in restaurant and retail stocks.

During the second half of the year, investors' attention shifted toward companies offering rapid earnings growth. The standout performers during the second half of the year included technology, telecommunications, Internet stocks, and technology-related initial public offerings ("IPO's").

The portfolio benefited from significant overweights in technology and communications stocks. Stocks, such as JDS Uniphase, a key supplier of the optical communications infrastructure needed to operate the Internet, and CTS Corporation, a supplier of electronic components to the communications industry, were strong contributors to the portfolio's performance.

During the year, new positions were started in a number of exciting new growth industries such as genomics, fixed wireless communications, and the Internet industry. Companies in the field of genomics are rapidly identifying and patenting applications based on the decoding of the estimated 100,000 genes in the human genetic code. These companies, such as Human Genome Sciences and Millennium Pharmaceuticals, expect to earn royalties from drugs that are later developed based on their discoveries. Fixed wireless companies, such as Winstar Communications, Nextlink, and Teligent are providing a "last mile solution" for mid and small-sized companies that cannot otherwise afford to connect to expensive optical fiber networks. Our holdings in the Internet area include important market leaders such as


--------------------------------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/99

                w/sales                         w/o sales
Period          charge+                          charge
1 Year           23.9%                            30.5%
--------------------------------------------------------------------------------
5 Years          21.2%                            22.5%
--------------------------------------------------------------------------------
10 Years         12.9%                            13.4%
--------------------------------------------------------------------------------

+ Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinel Mid Cap Growth Fund Performance - Class A Shares
Ten Years Ended 11/30/99

                                    [GRAPH]

             Sentinel         Morningstar        Standard &
             Mid Cap          Mid Cap            Poor's 500
             Growth Fund      Growth             Stock Index*
             -----------      -----------        -----------
               10,000            10,000             10,000
                9,371             9,123              9,654
               10,795            12,721             11,615
               13,004            15,093             13,756
               12,832            17,172             15,142
               12,173            16,094             15,304
               15,200            23,615             20,954
               18,635            25,021             26,795
               23,714            31,157             34,440
               25,691            28,644             42,593
               33,515            43,773             51,496

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

* An unmanaged index of stocks reflecting average prices in the stock market.

America OnLine, Ariba, DoubleClick, Inktomi, Lycos and Red Hat.

As we enter the new millennium, our strategy for the portfolio continues to emphasize market-dominant companies with defensible "franchises" in rapidly growing industries. These companies usually possess proprietary technology, dominant brands, superior products, and outstanding management.

We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Mid Cap Growth Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                       Shares                Value
                                                            (Note 1)
--------------------------------------------------------------------------------
Common Stocks 95.6%
Basic Materials 1.9%
Bemis Co.                              55,000            $  1,732,500
Goodrich (B.F.)                        60,000               1,353,750
                                                         ------------
                                                            3,086,250
                                                         ------------
Capital Goods 6.0%
Applied Power - Class A                40,000               1,277,500
CTS Corp.                              72,800               5,837,650
Donaldson Co.                         100,000               2,256,250
                                                         ------------
                                                            9,371,400
                                                         ------------
Communications Services 4.2%
*NEXTLINK Communications -
  Class A                              50,000               2,500,000
*Teligent Inc. - Class A               30,000               1,696,875
*Winstar Communications                45,000               2,283,750
                                                         ------------
                                                            6,480,625
                                                         ------------
Consumer Cyclicals 10.9%
Ethan Allen Interiors                 127,500               4,239,375
*Expedia Inc.                          25,000               1,331,250
Lands' End Inc.                       108,200               6,532,575
Sherwin Williams                       50,000               1,071,875
True North Communications              96,800               3,853,850
                                                         ------------
                                                           17,028,925
                                                         ------------
Consumer Staples 13.0%
Applebee's Int'l.                     132,000               3,976,500
*Charter Communications -
  Class A                              75,000               1,739,063
Fortune Brands                         33,000               1,128,188
McCormick & Co.                       120,000               3,847,500
*Outback Steakhouse                    40,000                 942,500
*Ruby Tuesday Inc.                    170,000               3,421,250
UST Inc.                               44,000               1,171,500
*Whole Foods Market Inc.              100,000               3,931,250
                                                         ------------
                                                           20,157,751
                                                         ------------
Energy 2.0%
*Cal Dive Int'l.                       85,000               3,091,875
                                                         ------------
Financials 0.8%
AFLAC Inc.                             25,000               1,196,875
                                                         ------------
Health Care 9.0%
*Biogen                                29,000               2,118,813
Cambrex Corp.                          45,000               1,417,500
*Chiron Corp.                          40,000               1,312,500
*Genzyme Corp.                         40,000               1,440,000
*Human Genome Sciences                 35,000               3,920,000
JONES PHARMA INC.                      40,000               1,385,000
*Millennium Pharmaceuticals            25,000               2,433,593
                                                         ------------
                                                           14,027,406
                                                         ------------
Technology 39.5%
* America Online Inc.                  30,000               2,180,625
* Analog Devices                       60,200               3,457,738
* Applied Materials                    37,200               3,624,675
* Ariba Inc.                            3,600                 650,025
* Cable Design Technologies            56,300               1,347,681
* C-Cube Microsystems                 100,000               4,476,563
* Cisco Systems                        48,400               4,316,675
Computer Associates                    50,000               3,250,000
Dallas Semiconductor Corp.             70,000               4,038,125
* Doubleclick Inc.                     10,100               1,616,631
* General Instrument                   58,000               3,799,000
* Inktomi Corp.                         5,900                 761,468
* JDS Uniphase                         20,000               4,575,000
* KLA Tencor Corp.                     20,000               1,691,250
* Lycos, Inc.                          20,000               1,120,000
* Novell Inc.                         100,000               1,956,250
* Novellus Systems                     55,000               4,516,875
* Photronics, Inc.                     35,000                 844,375
* Red Hat Inc.                         15,400               3,234,000
* Sawtek Inc.                         130,000               5,931,250
Scientific Atlanta                     69,000               4,023,563
                                                         ------------
                                                           61,411,769
                                                         ------------
Transportation 6.8%
Air Express Int'l. Corp.              100,000               3,225,000
C.H. Robinson Worldwide                99,600               3,473,550
* Eagle USA Airfreight                115,000               3,874,063
                                                         ------------
                                                           10,572,613
                                                         ------------
Utilities 1.5%
MidAmerican Energy
 Holdings                              69,500               2,323,906
                                                         ------------
Total Common Stocks
 (Cost $119,145,223)                                      148,749,395
                                                         ------------

--------------------------------------------------------------------------------
                                   Principal Amount          Value
                                      (M=$1,000)            (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agency
 Obligations 1.3%
Federal Home Loan Mortgage Corporation
Agency Discount Note:
 5.41%, 12/02/99
 (Cost $1,999,699)                      2,000M           $  1,999,699
                                                         ------------
Corporate Short-Term Notes 3.9%
G.E. Capital Corp.
 5.55%, 12/09/99                        4,000M              3,995,066
Prudential Securities
 5.48%, 12/06/99                        2,000M              1,998,478
 (Cost $5,993,544)                                       ------------
                                                            5,993,544
                                                         ------------
Total Investments
 (Cost $127,138,466)**                                    156,742,638

Excess of Liabilities
 Over Other Assets (0.8%)                                  (1,219,257)
                                                         ------------
Net Assets                                               $155,523,381
                                                         ============

--------------------------------------------------------------------------------
 * Non-income producing.
** Also cost for federal income tax purposes. At November 30, 1999 net unrealized appreciation for federal income tax purposes aggregated $29,604,172 of which $33.499,931 related to appreciated securities and $3,895,759 related to depreciated securities.

Sentinel Mid Cap Growth Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                     $156,742,638
Cash and cash equivalents                                     982,399
Receivable for fund shares sold                                40,899
Receivable for dividends                                       26,650
                                                       --------------
 Total Assets                                             157,792,586
                                                       --------------

Liabilities
Payable for securities purchased                              912,500
Payable for fund shares repurchased                         1,097,428
Accrued expenses                                               60,112
Management fee payable                                         76,783
Distribution fee payable (Class A Shares)                      88,848
Distribution fee payable (Class B Shares)                      11,712
Fund service fee payable                                       21,822
                                                       --------------
 Total Liabilities                                          2,269,205
                                                       --------------
Net Assets Applicable to Outstanding Shares              $155,523,381
                                                       ==============
 Class A Shares
$140,632,815 / 7,902,012 shares outstanding              $      17.80
Sales Charge -- 5.00% of offering price                          0.94
                                                       --------------
Maximum Offering Price                                   $      18.74
                                                       ==============
 Class B Shares
$14,890,566 / 854,389 shares outstanding                 $      17.43
                                                       ==============
Net Assets Represent
Capital stock at par value                               $     87,564
Paid-in capital                                           115,346,268
Accumulated distributions in excess of
 net investment income                                        (21,629)
Accumulated undistributed net realized gain
 on investments                                            10,507,006
Unrealized appreciation of investments                     29,604,172
                                                       --------------
Net Assets                                               $155,523,381
                                                       ==============
Investments at Cost                                      $127,138,466
                                                       ==============

Sentinel Mid Cap Growth Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                $    739,608
Interest                                                      252,420
                                                       --------------
 Total Income                                                 992,028
                                                       --------------
Expenses:
Management advisory fee                                       775,529
Transfer agent and custodian                                  295,648
Distribution expense (Class A Shares)                         357,120
Distribution expense (Class B Shares)                          81,165
Accounting services                                            36,090
Auditing fees                                                  10,975
Legal fees                                                      5,300
Reports and notices to shareholders                            20,300
Registration and filing fees                                   24,217
Directors' fees and expenses                                   11,518
Other                                                          17,220
                                                       --------------
 Total Expenses                                             1,635,082
 Expense Offset                                               (26,573)
                                                       --------------
 Net Expenses                                               1,608,509
                                                       --------------
Net Investment Loss                                          (616,481)

Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                  11,126,651
Net change in unrealized appreciation                      21,994,916
                                                       --------------
Net Realized and Unrealized Gain on Investments            33,121,567
                                                       --------------
Net Increase in Net Assets from Operations               $ 32,505,086
                                                       ==============



See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------

                                                                       Year                    Year
                                                                      Ended                   Ended
                                                                   11/30/99                11/30/98
                                                            ---------------         ---------------
Increase in Net Assets from Operations
Net investment loss                                           $    (616,481)         $     (237,254)
Net realized gain on sales of investments                        11,126,651               7,709,262
Net change in unrealized appreciation (depreciation)             21,994,916                (175,673)
                                                            ---------------         ---------------
Net increase in net assets from operations                       32,505,086               7,296,335
                                                            ---------------         ---------------

Distributions to Shareholders
From net investment income
 Class A Shares                                                          --                      --
 Class B Shares                                                          --                      --
From net realized gain on investments
 Class A Shares                                                  (7,360,527)            (24,253,869)
 Class B Shares                                                    (288,532)                     --
                                                            ---------------         ---------------
Total distributions to shareholders                              (7,649,059)            (24,253,869)
                                                            ---------------         ---------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                                  53,398,987              16,027,433
 Class B Shares                                                  10,177,807               4,100,488
Net asset value of shares in reinvestment
  of dividends and distributions
 Class A Shares                                                   6,662,042              22,564,015
 Class B Shares                                                     288,437                      --
                                                            ---------------         ---------------
                                                                 70,527,273              42,691,936
Less: Payments for shares reacquired
 Class A Shares                                                 (40,685,086)            (11,900,854)
 Class B Shares                                                    (910,887)               (281,977)
                                                            ---------------         ---------------
Increase in net assets from capital share transactions           28,931,300              30,509,105
                                                            ---------------         ---------------
Total Increase in Net Assets for period                          53,787,327              13,551,571
Net Assets: Beginning of period                                 101,736,054              88,184,483
                                                            ---------------         ---------------
Net Assets: End of period                                     $ 155,523,381          $  101,736,054
                                                            ===============         ===============
Distributions in Excess of Net Investment Income
  at End of Period                                            $     (21,629)         $      (24,789)
                                                            ===============         ===============

See Notes to Financial Statements.

Sentinel Mid Cap Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------------------

                                                       Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                           11/30/99      11/30/98     11/30/97     11/30/96     11/30/95
                                                     ------------  ------------ ------------ ------------ ------------
Net asset value at beginning of period                  $   14.65     $   18.73    $   17.57    $   16.93    $   16.15
                                                     ------------  ------------ ------------ ------------ ------------
Income (Loss) from Investment Operations
Net investment income (loss)                                (0.06)        (0.03)       (0.02)        0.03         0.07
Net realized and unrealized gain on investments              4.29          1.08         4.00         3.23         3.33
                                                     ------------  ------------ ------------ ------------ ------------
Total from investment operations                             4.23          1.05         3.98         3.26         3.40
                                                     ------------  ------------ ------------ ------------ ------------
Less Distributions
Dividends from net investment income                           --            --         0.02         0.07         0.05
Distributions from realized gains on investments             1.08          5.13         2.80         2.55         2.57
                                                     ------------  ------------ ------------ ------------ ------------
Total Distributions                                          1.08          5.13         2.82         2.62         2.62
                                                     ------------  ------------ ------------ ------------ ------------
Net asset value at end of period                        $   17.80     $   14.65    $   18.73    $   17.57    $   16.93
                                                     ============  ============ ============ ============ ============
Total Return (%) *                                           30.5           8.3         27.3         22.6         24.9

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              1.20          1.26         1.29         1.40         1.50
Ratio of expenses to average net assets before
 expense reductions (%) **                                   1.22          1.29         1.32         1.43         1.54
Ratio of net investment income (loss)
 to average net assets (%)                                  (0.41)        (0.23)       (0.15)        0.16         0.42
Portfolio turnover rate (%)                                   118            97          161           98           84
Net assets at end of period (000 omitted)               $ 140,633     $  97,895    $  88,184    $  69,816    $  60,446

---------------------------------------------------------------------------------------------------------------------

                                                                             Period
                                                       Year Ended   1/12/98 through
Class B Shares                                       11/30/99 (B)   11/30/98 (A)(B)
                                                     ------------   ---------------
Net asset value at beginning of period                   $  14.52          $  13.08
                                                     ------------   ---------------

Income from Investment Operations
Net investment income (loss)                                (0.23)            (0.17)
Net realized and unrealized gain on investments              4.22              1.61
                                                     ------------   ---------------
Total from investment operations                             3.99              1.44
                                                     ------------   ---------------
Less Distributions
Dividends from net investment income                           --                --
Distributions from realized gains on investments             1.08                --
                                                     ------------   ---------------
Total Distributions                                          1.08                --
                                                     ------------   ---------------
Net asset value at end of period                         $  17.43          $  14.52
                                                     ============   ===============
Total Return (%) *                                           29.0              11.0++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              2.27              2.27+
Ratio of expenses to average net assets before
 expense reductions (%)**                                    2.29              2.29+
Ratio of net investment income (loss)
 to average net assets (%)                                  (1.53)            (1.24)+
Portfolio turnover rate (%)                                   118                97
Net assets at end of period (000 omitted)                $ 14,891          $  3,841

(A) Commenced operations January 12, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not Annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

   Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.


                              Sentinel World Fund

Looking toward the millennium, we expect to see a more even distribution of global growth.


During the year ending November 30, 1999 the Sentinel World Fund produced a return of 18.1%, which compares to a 21.1% gain for the MSCI Europe, Australia, and Far East Index (EAFE). Reflecting the stabilization of economic activity in the Pacific Basin, Japanese and emerging-market stocks sharply outperformed in the period, rising by 58% and 47%, respectively. Growth-oriented stocks, particularly in the technology and telecommunications segments, also outperformed during 1999. The MSCI EAFE Value index posted a gain of 18.7% for the last twelve months while the EAFE Growth index appreciated 23.2%, a difference of 4.5%. The Fund trailed the average international equity fund in the Morningstar universe, which gained 31.3%. In 1999, the Fund's value orientation, which has proven to be very successful over the long run, curtailed results relative to the peer group of international funds, as did its minimal exposure to emerging markets.

For the twelve-month period ending November 30th, the Asia-Pacific region dominated international market performance. Funds continued to flow into the Japanese market in anticipation of a recovery. The MSCI Japan index posted a dramatic 58% return. Of this gain, a full 20% can be attributed to the appreciation in the yen. The recovery in Japan remains tenuous as indicated by the contraction in third quarter GDP. Nevertheless, progress is being made as the pace of corporate restructuring and structural reform increases. And the government recently announced its ninth economic stimulus package worth (Yen)7 trillion. The Fund has an approximately 25% weight in Japan, a modest 3% underweight posture. In addition, the Sentinel World Fund has almost 9% in Asia outside of Japan. This translates into a neutral regional exposure with a conservative posture with holdings in the larger markets of Hong Kong and Australia. Many of the top performing stocks in the fund were domiciled in Japan and focused in the technology, electronics, and telecommunications industries. More specifically, Murata, Sony, NTT, and Kyocera outperformed the broader market.

Turning to Europe, the markets were dominated by several trends. Share buybacks reached record levels, and in the third quarter of 1999 European mergers and acquisitions exceeded the pace of takeover activity in the US for the first time. The stock markets of the UK, France, Spain, and the Netherlands posted record highs in November. Yet, over the last year, the markets faced headwinds in the form of rising interest rates and the steady depreciation in the Euro, the new

--------------------------------------------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/99

                          w/sales              w/o sales
Period                    charge+               charge

1 Year                     12.2%                 18.1%
--------------------------------------------------------------------------------
3 Years                    11.7%                 13.6%
--------------------------------------------------------------------------------
5 Years                    12.1%                 13.3%
--------------------------------------------------------------------------------
Since
Inception*                 13.7%                 14.6%
--------------------------------------------------------------------------------
*3/1/93
+ Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinel World Fund Performance - Class A Shares
3/1/93 inception through 11/30/99

                                    [GRAPH]

                                           Morgan Stanley's
                       Morningstar       Capital International
        Sentinel      Foreign Stock   "EAFE" (Europe, Australia,
       World Fund        Average           Far East) Index*
       ----------     -------------   --------------------------
         10,000           10,000                  10,000
         11,786           12,109                  12,002
         12,746           13,597                  13,784
         14,050           13,982                  14,827
         16,226           16,333                  16,570
         18,258           16,911                  16,504
         20,145           18,492                  19,219
         23,789           24,425                  23,275

Chart Ending Values & Legend
3/1/93 inception through 11/30/99

                       Sentinel                 $23,789
                       World Fund

                       Morgan Stanley's         $23,275
                       Capital International
                       "EAFE" (Europe, Australia,
                       Far East) Index*

                       Morningstar              $24,425
                       Foreign Stock
                       Average


*An unmanaged index of 967 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

European common currency. Across Europe, we continue to find quality companies with attractive valuations relative to their global peers. The Fund maintains a significant exposure to the region with 65% of assets invested in European companies. Holdings in France performed extremely well as takeover activity fueled price action. In addition, Johnson Matthey and Philips Electronics posted strong gains. However, most of the positions that lagged were domiciled in Europe. We believe Europe's large discount in equity valuations relative to the US is likely to narrow.

Looking toward the millennium, we expect to see a more even distribution of global growth. As a result, central bankers may continue to take a proactive stance towards anticipated inflationary pressures given the rise in many commodity prices. We will continue to emphasize large-capitalization stocks offering compelling valuations and remain overweight the pharmaceuticals, oil and gas, and consumer products sectors.


/s/ Erik B. Granade

Erik B. Granade, CFA

Sentinel World Fund
Investment in Securities
November 30, 1999

----------------------------------------------------------------------
                                       Shares                  Value
                                                             (Note 1)
----------------------------------------------------------------------
Common Stocks 102.1%

Australia 5.7%
National Australia                    225,000            $  3,250,668
News Corporation                      350,000               3,031,730
Rio Tinto Limited                      75,000               1,315,065
                                                      ----------------
                                                            7,597,463
                                                      ----------------
Denmark 3.4%
Den Danske Bank                        25,000               2,844,372
Novo Nordisk (ADR)                     27,000               1,775,250
                                                      ----------------
                                                            4,619,622
                                                      ----------------
France 8.4%
Alcatel Alsthom (ADR)                  40,005               1,522,690
Credit Commercial                      20,000               2,438,513
Group Danone                            4,000                 928,247
Michelin                               45,000               1,804,701
Societe Generale                       10,850               2,339,663
Total Fina                             31,825               2,104,428
                                                      ----------------
                                                           11,138,242
                                                      ----------------
Germany 7.5%
BASF A.G.                              45,000               2,069,965
Bayer A.G. Ord.                        60,000               2,530,209
DaimlerChrysler (ADR)                  24,000               1,635,000
Deutsche Bank                          37,000               2,410,349
SAP A.G. (ADR)                         40,000               1,342,500
                                                      ----------------
                                                            9,988,023
                                                      ----------------
Hong Kong 3.0%
HSBC Holdings                         299,870               3,976,646
                                                      ----------------
Italy 4.3%
Beni Stabili                          125,400                  44,099
Enel SpA                              300,000               1,327,075
San Paolo IMI SpA (ADR)                62,700               1,583,175
Telecom Italia (ADR)                   25,000               2,696,875
                                                      ----------------
                                                            5,651,224
                                                      ----------------
Japan 26.5%
Bank of Tokyo                         130,000               1,884,132
Canon                                 100,000               2,945,797
Dai Nippon Printing Co.                70,000               1,220,051
Fuji Photo Film                        75,000               3,056,265
Honda Motors                           67,000               2,763,158
Kyocera Corp.                          45,000               5,439,415
Mitsubishi Heavy Industry             500,000               1,625,098
Murata Manufacturing                   19,000               3,156,716
Nintendo Co.                           17,000               2,839,454
Nippon Telegraph
 & Telephone                              250               4,492,341
Sankyo Co LTD                          65,000               1,602,023
Sony Corp.                             15,000               2,783,779
Toyota Motor                           40,000               1,358,995
                                                      ----------------
                                                           35,167,224
                                                      ----------------
Mexico 1.4%
Telefonos de Mexico (ADR)              20,000               1,851,250
                                                      ----------------

Netherlands 8.8%
ABN Amro Bank                         115,000            $  2,800,813
ING Groep N.V.                         60,000               3,376,635
Koninklijke Philips
 Electronics N.V. (ADR)                23,000               2,748,500
Unilever N.V. (ADR)                    50,178               2,731,565
                                                      ----------------
                                                           11,657,513
                                                      ----------------
Portugal 2.3%
Portugal Telecom (ADR)                 65,000               3,120,000
                                                      ----------------
Spain 6.5%
Banco Popular                          30,000               1,940,734
Endesa (ADR)                          125,000               2,476,563
E.N.I. SpA (ADR)                       30,000               1,623,750
Repsol (ADR)                          120,000               2,610,000
                                                      ----------------
                                                            8,651,047
                                                      ----------------
Sweden 2.7%
Astrazeneca                            80,000               3,573,612
                                                      ----------------
Switzerland 6.0%
Nestle A.G. Registered                  1,575               2,834,287
Novartis A.G. Registered                1,600               2,493,964
Zurich Allied                           4,500               2,577,653
                                                      ----------------
                                                            7,905,904
                                                      ----------------
United Kingdom 15.6%
British Airways plc (ADR)              25,000               1,479,688
British Telecom plc (ADR)              10,000               2,045,000
Carlton Communications                150,000               1,323,207
Corus Group plc (ADR)                  75,000               1,532,812
Glaxo Hldg plc (ADR)                   25,000               1,485,937
Johnson Matthey plc                   100,000               1,065,600
National Westminster
 Bank plc                             111,342               2,568,736
Powergen plc                          250,000               2,170,371
Scottish Power                        250,000               2,216,337
Shell Transport &
 Trading (ADR)                         62,000               2,828,750
Smithkline Beecham
 plc (ADR)                             30,000               1,995,000
                                                      ----------------
                                                           20,711,438
                                                      ----------------
Total Investments
 (Cost $101,092,595)*                                     135,609,208

Excess of Liabilities
  Over Other Assets (2.1%)                                 (2,840,106)
                                                      ----------------
 Net Assets                                              $132,769,102
                                                      ================


                         Summary of Foreign Securities
                          by Industry Classification

                                      Percent of              Value
Industry                              Net Assets             (Note 1)

Airlines                                  1.1%           $  1,479,688
Automobiles, Auto Parts                   5.7%              7,561,854
Banks                                    17.5%             23,188,939
Broadcasting                              2.3%              3,031,730
Chemicals                                 1.9%              2,530,209
Computers                                 1.0%              1,342,500
Distributors, Food & Health               0.7%                928,247
Electrical Components                     4.1%              5,439,415
Electrical Equipment                      2.1%              2,748,500
Entertainment                             3.1%              4,162,661
Financial                                 1.8%              2,410,349
Financial Services                        4.4%              5,815,148
Foods, Grocery                            2.1%              2,731,565
Gold, Precious Metals                     1.8%              2,380,665
Healthcare - Diversified                  1.2%              1,602,023
Healthcare - Drug/Pharmacy                8.5%             11,323,763
Household Furniture
 & Appliance                              2.1%              2,783,779
Insurance                                 1.9%              2,577,653
Machinery                                 1.2%              1,625,098
Manufacturing & Process                   3.9%              5,226,681
Office Equipment & Supply                 2.2%              2,945,797
Oil                                       6.9%              9,166,928
Photography                               2.3%              3,056,265
Printing, Publishing                      0.9%              1,220,051
Real Estate                               0.1%                 44,099
Retail - Drug & Food                      2.1%              2,834,287
Steel                                     1.2%              1,532,812
Telecommunications                       11.8%             15,728,156
Utilities - Electric                      6.2%              8,190,346
                                        ------           ------------
                                        102.1%           $135,609,208
                                        ======           ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1999 net unrealized appreciation for federal income tax purposes aggregated $34,516,613 of which $40,088,926 related to appreciated securities and $5,572,313 related to depreciated securities.

(ADR) - American Depository Receipt


                                              See Notes to Financial Statements.

Sentinel World
Fund Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                     $135,609,208
Cash and cash equivalents                                      94,093
Foreign currency (cost $83,453)                                82,206
Receivable for securities sold                                200,442
Receivable for fund shares sold                                88,245
Receivable for dividends and interest                         411,401
                                                        --------------
Total Assets                                              136,485,595
                                                        --------------
Liabilities
Payable for securities purchased                               27,536
Payable for fund shares repurchased                         3,458,413
Accrued expenses                                               72,791
Management fee payable                                         69,666
Distribution fee payable (Class A Shares)                      57,157
Distribution fee payable (Class B Shares)                      15,077
Distribution fee payable (Class C Shares)                       1,553
Fund service fee payable                                       14,300
                                                        --------------
Total Liabilities                                           3,716,493
                                                        --------------
Net Assets Applicable to Outstanding Shares              $132,769,102
                                                        ==============
Net Asset Value and Offering Price per Share

  Class A Shares

$107,413,034 / 5,047,081 shares outstanding              $      21.28
Sales Charge -- 5.00% of offering price                          1.12
                                                        --------------
Maximum Offering Price                                   $      22.40
                                                        ==============
  Class B Shares

$23,535,986 / 1,123,664 shares outstanding               $      20.95
                                                        ==============
  Class C Shares

$1,820,082 / 86,354 shares outstanding                   $      21.08
                                                        ==============
Net Assets Represent
Capital stock at par value                               $     62,571
Paid-in capital                                            85,751,872
Accumulated undistributed net investment income             1,554,029
Accumulated undistributed net realized gain
 on investments and foreign exchange                       10,888,725
Unrealized appreciation of investments
 and foreign exchange                                      34,511,905
                                                        --------------
Net Assets                                               $132,769,102
                                                        ==============
Investments at Cost                                      $101,092,595
                                                        ==============



Sentinel World Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income

Income:
Dividends                                                  $3,478,234 *
Interest                                                       78,342
                                                        --------------
  Total Income                                              3,556,576
                                                        --------------
Expenses:
Management advisory fee                                       766,638
Transfer agent and custodian                                  365,206
Distribution expense (Class A Shares)                         308,582
Distribution expense (Class B Shares)                         204,038
Distribution expense (Class C Shares)                          24,318
Accounting services                                            28,525
Auditing fees                                                  11,050
Legal fees                                                      5,150
Reports and notices to shareholders                            15,800
Registration and filing fees                                   28,371
Directors' fees and expenses                                   11,410
Other                                                          13,254
                                                        --------------
 Total Expenses                                             1,782,342
 Expense Offset                                               (13,776)
                                                        --------------
 Net Expenses                                               1,768,566
                                                        --------------
Net Investment Income                                       1,788,010
                                                        --------------

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) from:
Investments                                                12,172,657
Foreign currency transactions                                (260,793)
                                                        --------------
 Net realized gain                                         11,911,864
                                                        --------------
Net change in unrealized appreciation (depreciation)
 during the period:
Investments                                                 7,982,762
Foreign currency transactions                                  (3,134)
                                                        --------------
Net change in unrealized appreciation                       7,979,628
                                                        --------------
Net Realized and Unrealized Gain on Investments            19,891,492
                                                        --------------
Net Increase in Net Assets from Operations               $ 21,679,502
                                                        ==============

* Net of Foreign Tax Withholding of $347,115


See Notes to Financial Statements.

Sentinel World Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year           Year
                                                          Ended          Ended
                                                       11/30/99       11/30/98
                                                  -------------   ------------
Increase in Net Assets from Operations
Net investment income                             $   1,788,010   $  1,224,860
Net realized gain (loss) on sales of investments     11,911,864     (1,484,464)
Net change in unrealized appreciation                 7,979,628      9,925,548
                                                  -------------   ------------
Net increase in net assets from operations           21,679,502      9,665,944
                                                  -------------   ------------
Distributions to Shareholders
From net investment income
 Class A Shares                                        (949,988)      (615,675)
 Class B Shares                                         (22,623)            --
 Class C Shares                                              --             --
From realized gain on investments
 Class A Shares                                              --     (3,354,309)
 Class B Shares                                              --       (392,508)
 Class C Shares                                              --             --
                                                  -------------   ------------
Total distributions to shareholders                    (972,611)    (4,362,492)
                                                  -------------   ------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                     135,953,410     23,218,940
 Class B Shares                                       4,677,480      8,692,576
 Class C Shares                                      26,898,630      2,785,802
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                         777,351      3,762,833
 Class B Shares                                          19,186        388,693
 Class C Shares                                              --             --
                                                  -------------   ------------
                                                    168,326,057     38,848,844
Less: Payments for shares reacquired
 Class A Shares                                    (146,869,052)   (20,790,851)
 Class B Shares                                      (2,574,022)    (1,504,451)
 Class C Shares                                     (26,785,793)    (1,753,067)
                                                  -------------   ------------
Increase (decrease) in net assets from
capital share transactions                           (7,902,810)    14,800,475
                                                  -------------   ------------
Total Increase in Net Assets for period              12,804,081     20,103,927
Net Assets: Beginning of period                     119,965,021     99,861,094
                                                  -------------   ------------
Net Assets: End of period                         $ 132,769,102   $119,965,021
                                                  =============   ============
Undistributed Net Investment Income
 at End of Period                                 $   1,554,029   $    999,423
                                                  =============   ============

See Notes to Financial Statements.

Sentinel World Fund (A)
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                        Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
Class A Shares                                            11/30/99     11/30/98     11/30/97     11/30/96    11/30/95
                                                      ------------ ------------ ------------ ------------ ------------
Net asset value at beginning of period                    $  18.19     $  17.25      $ 15.69      $ 13.78     $ 12.74
                                                      ------------ ------------ ------------ ------------ ------------
Income from Investment Operations
Net investment income                                         0.28         0.18         0.11         0.12        0.14
Net realized and unrealized gain on investments               2.98         1.52         1.80         1.99        1.14
                                                      ------------ ------------ ------------ ------------ ------------
Total from investment operations                              3.26         1.70         1.91         2.11        1.28
                                                      ------------ ------------ ------------ ------------ ------------
Less Distributions
Dividends from net investment income                          0.17         0.12         0.11         0.13        0.09
Distributions from realized gains on investments                 -         0.64         0.24         0.07        0.15
                                                      ------------ ------------ ------------ ------------ ------------
Total Distributions                                           0.17         0.76         0.35         0.20        0.24
                                                      ------------ ------------ ------------ ------------ ------------
Net asset value at end of period                          $  21.28     $  18.19      $ 17.25      $ 15.69     $ 13.78
                                                      ============ ============ ============ ============ ============
Total Return (%) *                                            18.1         10.3         12.5         15.5        10.2

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.24         1.24         1.29         1.43        1.56
Ratio of expenses to average net assets before
 expense reductions (%) **                                    1.25         1.26         1.32         1.48        1.63
Ratio of net investment income to average net
 assets (%)                                                   1.86         1.18         1.14         0.94        0.79
Portfolio turnover rate (%)                                     35           12           21           14          32
Net assets at end of period (000 omitted)                 $107,413     $100,790      $89,740      $71,458     $47,702

(A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.
(B)  Commenced operations April 1, 1996.
(C)  Commenced operations May 4, 1998.
(D)  Per share data calculated utilizing average daily shares outstanding.
 +   Annualized
++   Not Annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

Sentinel World Fund (A)
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.



-----------------------------------------------------------------------------------------------------------
                                                                                                      Eight
                                              Year Ended      Year Ended      Year Ended       Months Ended
Class B Shares                              11/30/99 (D)    11/30/98 (D)    11/30/97 (D)    11/30/96 (B)(D)
                                           -------------    ------------    ------------    ---------------
Net asset value at beginning of period           $ 17.92         $ 17.05         $ 15.58             $14.49
                                           -------------    ------------    ------------    ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                        0.10            0.04            0.01              (0.08)
Net realized and unrealized gain on investments     2.95            1.47            1.74               1.17
                                           -------------    ------------    ------------    ---------------
Total from investment operations                    3.05            1.51            1.75               1.09
                                           -------------    ------------    ------------    ---------------
Less Distributions
Dividends from net investment income                0.02              --            0.04                 --
Distributions from realized gains on investments      --            0.64            0.24                 --
                                           -------------    ------------    ------------    ---------------
Total Distributions                                 0.02            0.64            0.28                  -
                                           -------------    ------------    ------------    ---------------
Net asset value at end of period                 $ 20.95         $ 17.92         $ 17.05             $15.58
                                           =============    ============    ============    ===============
Total Return (%) *                                  17.1             9.2            11.5                7.5 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)     2.15            2.23            2.16               2.56 +
Ratio of expenses to average net assets before
 expense reductions (%) **                          2.16            2.25            2.18               2.59 +
Ratio of net investment income (loss)
 to average net assets (%)                          0.98            0.19            0.23              (0.19)+
Portfolio turnover rate (%)                           35              12              21                 14
Net assets at end of period (000 omitted)        $23,536         $18,163         $10,121             $3,188

(A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.
(B)  Commenced operations April 1, 1996.
(C)  Commenced operations May 4, 1998.
(D)  Per share data calculated utilizing average daily shares outstanding.
 +   Annualized
++   Not Annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

Sentinel World Fund (A)
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

-----------------------------------------------------------------------------------------------------
                                                                                               Period
                                                                    Year Ended         5/4/98 through
Class C Shares                                                     11/30/99(D)        11/30/98 (C)(D)
                                                               ---------------      -----------------
Net asset value at beginning of period                                 $18.05                 $19.57
                                                               ---------------      -----------------
Income (Loss) from Investment Operations
Net investment income (loss)                                             0.09                  (0.02)
Net realized and unrealized gain (loss) on investments                   2.94                  (1.50)
                                                               ---------------      -----------------
Total from investment operations                                         3.03                  (1.52)
                                                               ---------------      -----------------
Less Distributions
Dividends from net investment income                                       --                     --
Distributions from realized gains on investments                           --                     --
                                                               ---------------      -----------------
Total Distributions                                                        --                     --
                                                               ---------------      -----------------
Net asset value at end of period                                       $21.08                 $18.05
                                                               ===============      =================
Total Return (%) *                                                       16.8                   (7.8)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                          2.28                   2.20 +
Ratio of expenses to average net assets before
 expense reductions (%) **                                               2.29                   2.21 +
Ratio of net investment income
 to average net assets (%)                                               0.85                   0.23 +
Portfolio turnover rate (%)                                                35                     12
Net assets at end of period (000 omitted)                              $1,820                 $1,013


(A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.
(B)  Commenced operations April 1, 1996.
(C)  Commenced operations May 4, 1998.
(D)  Per share data calculated utilizing average daily shares outstanding.
 +   Annualized
++   Not Annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

    Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.


                           Sentinel Growth Index Fund

Technology stocks continue to be well represented in the portfolio, with Microsoft, Cisco, and Intel among the fund's largest holdings.

The Sentinel Growth Index Fund began operating on September 13, 1999.

The portfolio's return from inception through the end of the fiscal year was 6.5% and matched the 6.5% return for the S&P 500/BARRA Growth Index. We are pleased to report that, as expected, the fund has been tracking the index closely since inception.

Technology stocks continue to be well represented in the portfolio, with Microsoft, Cisco, and Intel among the fund's largest holdings. Other top ten holdings include such blue-chip companies as Wal-Mart, America On Line, and General Electric.

The coming year will mark the Fund's first full year of operations. We look forward to being able to offer access to the S&P 500/BARRA Growth Index, and the dynamic segment of the American economy it represents.


/s/Robert L. Lee
Robert L. Lee, CFA


/s/Charles C. Schwartz
Charles C. Schwartz


"S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Advisors Company. Sentinel Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Growth Index Fund.

Sentinel Growth Index Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                         Shares       Value
                                                     (Note 1)
--------------------------------------------------------------------------------
Common Stocks 99.2%
Basic Materials 0.2%
Ecolab Inc.                                 680    $   23,545
Freeport McMoran Cop. &
Gld. Cl. B                                  958        15,148
* Grace, W.R. & Co.                         368         5,014
Hercules Inc.                               549        13,039
                                                 ------------
                                                       56,746
                                                 ------------
Capital Goods 9.5%
AlliedSignal Inc.                         3,097       185,239
Avery Dennison Corp.                        696        41,325
Corning Inc.                              1,486       139,220
General Electric Co.                     19,075     2,479,750
Millipore Corp.                             237         7,777
Pitney Bowes Inc.                         1,607        77,036
* Sealed Air Corp.                          441        20,727
* Solectron Corp.                         1,627       134,024
Tyco International Ltd.                   9,608       384,921
Waste Management Inc.                     3,555        57,769
                                                 ------------
                                                    3,527,788
                                                 ------------
Communication Services 11.2%
AT&T Corp.                               18,529     1,035,308
Bell Atlantic Corp.                       8,972       568,040
BellSouth Corp.                          10,921       504,414
* Global Crossings Ltd.                   4,540       198,057
GTE Corp.                                 5,661       413,253
* Nextel Communications                   2,110       209,154
SBC Communications                       19,616     1,018,806
U S West Inc.                             2,856       177,250
                                                 ------------
                                                    4,124,282
                                                 ------------
Consumer Cyclicals 8.5%
* Best Buy Company Inc.                   1,173        73,312
Black & Decker Corp.                        454        20,373
Dollar General                            1,277        31,286
Dow Jones & Co. Inc.                        577        34,981
Dun & Bradstreet Corp.                      939        25,353
Gap Inc.                                  4,916       199,098
Hilton Hotels Corp.                       1,438        14,470
Home Depot Inc.                           8,612       680,886
IMS Health Inc.                           1,838        43,308
Interpublic Group of Cos.                 1,688        79,336
Jostens Inc.                                169         3,105
* Kohls Corp.                               958        69,156
Maytag Corp.                                455        21,698
McGraw-Hill Inc.                          1,137        64,454
Omnicom Group                             1,041        91,738
Owens Corning                               286         4,505
* Staples Inc.                            2,643        62,111
Tandy Corp.                               1,114        85,360
TJX Companies                             1,772        46,404
Times Mirror Company -
 Class A                                    311        20,079
Wal Mart Stores Inc.                     25,831     1,488,511
                                                 ------------
                                                    3,159,524
                                                 ------------
Consumer Staples 13.9%
Anheuser-Busch Cos. Inc.                  2,662       199,151
Avon Products                             1,471        53,600
* Bed Bath & Beyond                         730        22,812
Bestfoods Inc.                            1,666        91,318
Campbell Soup Co.                         2,489       111,072
Clorox Co.                                1,339        59,669
Coca-Cola Co.                            14,305       962,905
Colgate Palmolive Co.                     3,374       185,148
Fort James Corp.                          1,257        36,139
General Mills Inc.                        1,808        68,139
Gillette Co.                              6,307       253,462
Heinz, H.J. Co.                           2,084        87,267
Hershey Foods Corp.                         838        41,167
Kellogg Co.                               2,332        78,996
Kimberly Clark Corp.                      3,010       192,264
* Kroger Co.                              4,858       103,536
Mckesson HBOC Inc.                        1,574        36,792
Newell Rubbermaid Inc.                    1,578        51,778
Pepsico Inc.                              8,498       293,712
Procter & Gamble Co.                      7,793       841,644
Quaker Oats Co.                             804        52,461
Ralston Purina Co.                        1,895        56,258
* Safeway Inc.                            2,980       109,887
Sara Lee Corp.                            5,254       127,410
Sysco Corp.                               1,940        73,841
Time Warner Inc.                          7,508       463,150
* Tricon Global Restaurants                 910        37,765
Tupperware Corp.                            299         5,326
Unilever NV                               3,213       174,908
UST, Inc.                                 1,009        26,865
Walgreen                                  5,776       168,226
Wrigley, William Jr. Co.                    718        59,729
                                                 ------------
                                                    5,126,397
                                                 ------------
Financials 0.9%
Capital One Financial Corp.               1,137        52,942
Providian Financial Corp.                   850        67,256
Schwab, Charles Corp.                     4,700       178,306
SLM Holding Corp.                           948        46,985
                                                 ------------
                                                      345,489
                                                 ------------
Health Care 17.3%
Abbott Laboratories                       8,805       334,590
Allergan Inc.                               446        43,875
American Home Products                    7,577       394,004
* Amgen Inc.                              5,766       262,713
Baxter International Inc.                 1,736       117,289
* Boston Scientific Corp.                 2,374        50,151
Bristol Myers Squibb                     11,458       837,150
* Guidant Corp.                           1,795        89,750
Johnson & Johnson                         7,777       806,864
Lilly, Eli & Co.                          6,360       456,330
Medtronic Inc.                            6,678       259,607
Merck & Co.                              13,655     1,071,918
Pfizer Inc.                              22,401       810,636
Schering Plough Corp.                     8,534       436,301
Warner Lambert Co.                        4,899       439,379
                                                 ------------
                                                    6,410,557
                                                 ------------
Technology 37.6%
Adobe Systems Inc.                          744        51,103
* America Online Inc.                    12,676       921,387
* Applied Materials Inc.                  2,175       211,926
Automatic Data Processing                 3,553       175,429
* BMC Software Inc.                       1,459       106,233
* Ceridian Corp.                            762        16,478
* Cisco Systems Inc.                     18,820     1,678,509
Computer Associates Int'l. Inc.           3,033       197,145
* Compuware Corp.                         2,081        70,364
* Comverse Technology                       470        56,811
* Dell Computer Corp.                    14,773       635,239
* EMC Corp.                               5,836       487,671
Equifax Inc.                                752        18,612
* Gateway Inc.                            1,855       141,675
Int'l. Business Machines                 10,524     1,084,630
Intel Corp.                              19,214     1,473,474
* Lexmark Int'l. Group Inc.
 Class A                                    779        64,657
Lucent Technologies Inc.                 17,739     1,296,056
* Microsoft Corp.                        29,573     2,692,529
* Network Appliance Inc.                    491        57,784
* Oracle Corp.                            8,377       568,065
* Parametric Technology Corp.             1,509        34,235
Paychex Inc.                              1,398        55,833
PE Corp.                                    636        51,914
* Peoplesoft Inc.                         1,373        25,830
* Qualcomm Inc.                             847       306,879
* Sun Microsytems Inc.                    4,474       591,686
* Tellabs Inc.                            2,261       146,682
Texas Instruments Inc.                    4,543       436,412
* Unisys Corp.                            1,709        49,134
Xerox Corp.                               3,789       102,540
* Xilinx Inc.                               930        83,235
                                                 ------------
                                                   13,890,157
                                                 ------------
Transportation 0.1%
Kansas City Southern Industries             683        40,681
* US Airways Group Inc.                     372        10,393
                                                 ------------
                                                       51,074
                                                 ------------
Total Common Stocks
(Cost $35,041,368)                                 36,692,014
                                                 ------------

--------------------------------------------------------------------------------
                                  Principal Amount    Value
                                      (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agency
 Obligations 6.0%
Federal National Mortgage Corporation
Agency Discount Note:
 5.61%, 12/01/99
 (Cost $2,200,000)                       2,200M     2,200,000
                                                 ------------
Total Investments
 (Cost $37,241,368)**                              38,892,014

Excess of Liabilities
 Over Other Assets (5.2%)                          (1,910,008)
                                                 ------------
Net Assets                                        $36,982,006
                                                 ============

--------------------------------------------------------------------------------
 * Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November
   30, 1999 net unrealized appreciation for federal income tax purposes aggregated $1,650,646 of which $2,437,857 related to appreciated securities and $787,211 related to depreciated securities.


                                              See Notes to Financial Statements.

Sentinel Growth Index Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                           $38,892,014
Cash and cash equivalents                                        2,227,515
Receivable for fund shares sold                                    771,877
Receivable for dividends                                            18,373
Receivable from fund administrator                                  18,037
                                                             -------------
 Total Assets                                                   41,927,816
                                                             -------------
Liabilities
Payable for securities purchased                                 4,909,820
Payable for fund shares repurchased                                  4,333
Accrued expenses                                                    15,234
Management fee payable                                               6,990
Distribution fee payable (Class A Shares)                            2,522
Distribution fee payable (Class B Shares)                            5,285
Fund service fee payable                                             1,626
                                                             -------------
 Total Liabilities                                               4,945,810
                                                             -------------
Net Assets Applicable to Outstanding Shares                    $36,982,006
                                                             =============
 Class A Shares
$28,530,231 / 1,339,455 shares outstanding                     $     21.30
Sales Charge -- 2.50% of offering price                               0.55
                                                             -------------
Maximum Offering Price                                         $     21.85
                                                             =============
 Class B Shares
$8,451,775 / 397,238 shares outstanding                        $     21.28
                                                             =============
Net Assets Represent
Capital stock at par value                                     $    17,367
Paid-in capital                                                 35,318,759
Accumulated undistributed net investment income                     12,159
Accumulated undistributed net realized loss
 on investments                                                    (16,925)
Unrealized appreciation of investments                           1,650,646
                                                             -------------
Net Assets                                                     $36,982,006
                                                             =============
Investments at Cost                                            $37,241,368
                                                             =============

See Notes to Financial Statements.

Sentinel Growth Index Fund
Statement of Operations
For the Period from Sept. 13, 1999 through Nov. 30, 1999
--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                         $ 28,166
Interest                                                            13,086
                                                             -------------
 Total Income                                                       41,252
                                                             -------------
Expenses:
Management advisory fee                                             11,459
Transfer agent and custodian                                        21,844
Distribution expense (Class A Shares)                                3,114
Distribution expense (Class B Shares)                                6,838
Accounting services                                                    842
Auditing fees                                                        1,150
Legal fees                                                             575
Reports and notices to shareholders                                    225
Registration and filing fees                                           801
Directors' fees and expenses                                           177
Other                                                                  424
                                                             -------------
 Total Expenses                                                     47,449
 Expense Reimbursement                                             (18,037)
 Expense Offset                                                       (319)
                                                             -------------
 Net Expenses                                                       29,093
                                                             -------------
Net Investment Income                                               12,159
                                                             -------------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                          (16,925)
Net change in unrealized appreciation                            1,650,646
                                                             -------------
Net Realized and Unrealized Gain on Investments                  1,633,721
                                                             -------------
Net Increase in Net Assets from Operations                      $1,645,880
                                                             =============



See Notes to Financial Statements.

Sentinel Growth Index Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Period
                                                           9/13/99 through
                                                                  11/30/99
                                                           ---------------

Increase in Net Assets from Operations
Net investment income                                        $      12,159
Net realized loss on sales of investments                          (16,925)
Net change in unrealized appreciation                            1,650,646
                                                           ---------------
Net increase in net assets from operations                       1,645,880
                                                           ---------------

Distributions to Shareholders
From net investment income
 Class A Shares                                                         --
 Class B Shares                                                         --
From net realized gain on investments
 Class A Shares                                                         --
 Class B Shares                                                         --
                                                           ---------------
Total distributions to shareholders                                     --
                                                           ---------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                                 27,495,569
 Class B Shares                                                  8,101,219
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                                         --
 Class B Shares                                                         --
                                                           ---------------
                                                                35,596,788
Less: Payments for shares reacquired
 Class A Shares                                                   (149,693)
 Class B Shares                                                   (110,969)
                                                           ---------------
Increase in net assets from capital share transactions          35,336,126
                                                           ---------------
Total Increase in Net Assets for period                         36,982,006
Net Assets: Beginning of period                                         --
                                                           ---------------
Net Assets: End of period                                    $  36,982,006
                                                           ===============
Undistributed Net Investment Income
 at End of Period                                            $      12,159
                                                           ===============


See Notes to Financial Statements.

Sentinel Growth Index Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

-------------------------------------------------------------------------------------------------------------------
                                                                    Period                                   Period
                                                           9/13/99 through                          9/13/99 through
Class A Shares                                             11/30/99 (A)(B)       Class B Shares     11/30/99 (A)(B)
                                                           ---------------                          ---------------
Net asset value at beginning of period                             $ 20.00                                   $20.00
                                                           ---------------                          ---------------
Income (Loss) from Investment Operations
Net investment income (loss)                                          0.02                                    (0.01)
Net realized and unrealized gain on investments                       1.28                                     1.29
                                                           ---------------                          ---------------
Total from investment operations                                      1.30                                     1.28
                                                           ---------------                          ---------------
Less Distributions
Dividends from net investment income                                    --                                       --
Distributions from realized gains on investments                        --                                       --
                                                           ---------------                          ---------------
Total Distributions                                                     --                                       --
                                                           ---------------                          ---------------
Net asset value at end of period                                   $ 21.30                                   $21.28
                                                           ===============                          ===============
Total Return (%) *                                                     6.5 ++                                   6.4 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       0.63 +                                   1.17 +
Ratio of expenses to average net assets before
  expense reductions (%) **                                           1.11 +                                   1.66 +
Ratio of net investment income (loss)
  to average net assets (%)                                           0.46 +                                  (0.14)+
Ratio of net investment income (loss) to average net assets
  before voluntary expense reimbursements (%)                        (0.01)+                                  (0.62)+
Portfolio turnover rate (%)                                            2.5 ++                                   2.5 ++
Net assets at end of period (000 omitted)                          $28,530                                   $8,452


(A) Commenced operations September 13, 1999.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

  Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                           Sentinel Common Stock Fund

Over the past five years, annual returns for the Sentinel Common Stock Fund have averaged nearly 20%, a level of performance which has ranked the Fund consistently well against its peer funds.

The Sentinel Common Stock Fund Class A shares produced a total return of 6.0% for the fiscal year ended November 30, 1999. This figure compares to a 7.4% annual return for the average Morningstar Large Capitalization Value fund and 12.2% for the average Lipper Large-Cap Value fund. Total returns were substantially below the 20.9% for the S&P 500 index.

The Stock Market

The past year in the stock market has been unlike any other in recent memory. It will be remembered as one in which the most aggressive, even speculative, investments outperformed the vast majority of common stocks. Although the returns registered for the S&P 500 index were again very strong, those for the technology and internet-laden NASDAQ Composite index were truly spectacular. As but one indication of the degree of speculation evident in the markets, initial public offerings - companies mainly in the communications, internet and technology sector with little operating history, but tremendous perceived futures - were bid to astronomical levels by investors.

The "average" stock, however, as measured by the advance/decline ratio for the New York Stock Exchange, was down for the fiscal year. Continuing a trend in force since the second quarter of 1998, the market's focus narrowed as an ever smaller group of stocks influenced the overall returns of the popular indices. Meanwhile, and in the background, a growing majority of stocks languished or fell in price. In this environment, only investors heavily weighted in technology, to the exclusion of other sectors, outperformed the indices.

Fund Analysis

Increasing evidence of an enduring recovery in international economies lead us to increase our exposure to basic industries, energy and global consumer staples companies during 1999. Although utilities have been poor relative performers in 1999, we continue to believe that certain well-positioned participants that benefit from deregulation in this sector merit inclusion in the portfolio, especially given their increasing growth rates coupled with depressed valuations. We feel health care stocks should continue to be well represented in the portfolio, given above-average long-term growth trends. We favor a broad mix of pharmaceuticals, health care services and medical supplies companies.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/99

                                       w/sales               w/o sales
Period                                 charge+                charge
--------------------------------------------------------------------------------
1 Year                                   0.7%                   6.0%
--------------------------------------------------------------------------------
5 Years                                 18.6%                  19.9%
--------------------------------------------------------------------------------
10 Years                                13.2%                  13.8%
--------------------------------------------------------------------------------

+Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Common Stock Fund Performance - Class A Shares
Ten Years Ended 11/30/99

                                    [GRAPH]

                       Sentinal                    Standard &
                        Common      Mornongstar    Poor's 500
                      Stock Fund    Large Value    Stock Index

          Nov-89         10,000        10,000        10,000
          Nov-90          9,273         9,212         9,654
          Nov-91         11,229        11,167        11,615
          Nov-92         13,104        13,273        13,756
          Nov-93         14,251        15,048        15,142
          Nov-94         13,993        15,275        15,304
          Nov-95         18,587        19,914        20,954
          Nov-96         23,635        25,052        26,795
          Nov-97         28,564        30,508        34,440
          Nov-98         32,651        34,200        42,593
          Nov-99         34,597        36,714        51,496


Chart Ending Values & Legend
Ten years ended 11/30/99

Sentinel Common Stock Fund           $34,597
Standard & Poor's 500 Stock Index*   $51,496
Morningstar Large Value              $36,714


*  An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Expecting a moderation in domestic consumer spending trends from above-average levels, we reduced exposure to areas such as retailing that face difficult earnings comparisons and may be negatively impacted by an increasingly leveraged consumer. Financial holdings were also pared due to the more hostile interest rate environment engineered by the Fed, as well as moderating growth trends. We continue to hold a number of reasonably priced technology issues, and expect to increase exposure to the sector when valuations inevitably contract.

Revisiting the Fund's Objectives

As a core large capitalization value-oriented fund, Sentinel Common Stock Fund maintains a diversified portfolio spread across most, if not all, sectors of the stock market. Our approach is to identify and purchase companies that we believe have exceptional business franchises and to hold such stocks with a long-term horizon in mind. Price is a major part of the evaluation process, and we are generally able to buy excellent companies when temporary business dislocations or investor concerns depress share prices.

In a year like 1999, with its narrow stock market and performance concentrated in the technology sector, Sentinel Common Stock Fund's value-oriented investment style is unlikely to match the Standard & Poors' 500 stock index returns. However, our returns were quite competitive compared to our peer group of Large Cap Value managers. Over the past five years, annual returns for the Sentinel Common Stock Fund have averaged nearly 20%, a level of performance which has ranked the Fund consistently well against its peer funds. And while recent returns may appear modest relative to certain market benchmarks and funds with higher risk profiles, we continue to believe firmly that a diversified portfolio of reasonably valued, high quality stocks will produce attractive risk adjusted returns over time, as has historically been the case.

A number of factors suggest to us that a value investing approach could be particularly rewarding in the years ahead. The concentrated nature of the market's recent advance in technology is probably not sustainable. We suspect that a meaningful correction in this area is increasingly likely in the not too distant future. Further, the superior performance of growth versus value management has persisted for over five years, with the past year leading to a historic divergence between the two approaches. While it is always difficult to predict when conditions will change, history has shown that all phenomena in the stock market are cyclical.

Finally, we are also struck by the compelling value that exists in many of the solid companies in which the Sentinel Common Stock Fund invests. We continue to believe that our value investment approach - buying strong companies at relatively cheap prices - will be a winning strategy long-term and should represent a meaningful weighting in a diversified equity portfolio. As always we appreciate your continuing support.

/s/ Van Harissis
Van Harissis, CFA

/s/ Danial J. Manion
Danial J. Manion, CFA

Sentinel Common Stock Fund
Investment in Securities
at November 30, 1999

--------------------------------------------------------------------------------
                                                      Shares           Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
Common Stocks 97.2%
Basic Materials 7.1%
Alcoa Inc.                                           358,800       $ 23,501,400
Dupont (EI) de Nemours                               116,726          6,937,902
International Paper                                  415,000         21,657,813
Monsanto                                           1,225,000         51,679,687
Weyerhaeuser Co.                                     285,000         17,456,250
                                                                   -------------
                                                                    121,233,052
                                                                   -------------
Capital Goods 5.3%
Emerson Electric                                     500,000         28,500,000
General Electric                                     215,000         27,950,000
Parker-Hannifin                                      612,000         28,802,250
Tyco International                                   100,000          4,006,250
                                                                   -------------
                                                                     89,258,500
                                                                   -------------
Communications Services 5.7%
AT & T Corp.                                         450,000         25,143,750
GTE Corp.                                            625,000         45,625,000
Sprint Corp.                                         374,000         25,946,250
                                                                   -------------
                                                                     96,715,000
                                                                   -------------
Consumer Cyclicals 11.0%
Ford Motor                                           688,300         34,759,150
Marriott Int'l. - Class A                            885,000         28,817,812
May Department Stores                                550,470         18,509,554
McGraw-Hill                                          600,000         34,012,500
Omnicom Group                                        604,400         53,262,750
Sherwin - Williams                                   800,000         17,150,000
                                                                   -------------
                                                                    186,511,766
                                                                   -------------
Consumer Staples 15.6%
BestFoods                                            484,800         26,573,100
* Comcast Corp. - Special
  Class A                                            225,000         10,167,187
Fortune Brands Inc.                                  564,900         19,312,519
Gillette Co.                                         240,000          9,645,000
Kimberly-Clark                                     1,060,000         67,707,500
* Kroger Inc.                                      1,205,000         25,681,563
McCormick & Co.                                      669,500         21,465,844
PepsiCo Inc.                                       1,485,600         51,346,050
Philip Morris                                        390,000         10,261,875
Sara Lee                                             900,000         21,825,000
                                                                   -------------
                                                                    263,985,638
                                                                   -------------
Energy 10.8%
Burlington Resources                                 480,000         16,140,000
Chevron                                              240,000         21,255,000
Conoco Inc.- Class B                                 817,529         21,409,041
Exxon                                                200,000         15,862,500
Halliburton                                          570,000         22,051,875
Mobil                                                370,000         38,595,625
Royal Dutch Petroleum                                325,000         18,850,000
Santa Fe Int'l                                       345,000          7,870,312
Schlumberger Ltd.                                    350,000         21,021,875
                                                                   -------------
                                                                    183,056,228
                                                                   -------------


Financials 17.0%
Allstate Corp.                                       600,000      $  15,712,500
American Express                                     279,000         42,216,188
American General                                     495,000         36,289,688
American Int'l. Group                                328,187         33,885,308
Bank of America Corp.                                367,770         21,514,545
Bank of New York                                     869,200         34,659,350
Chase Manhattan Corp.                                325,000         25,106,250
Citigroup                                            600,000         32,325,000
Fannie Mae                                           306,900         20,447,212
Jefferson-Pilot                                      400,000         27,150,000
                                                                   -------------
                                                                    289,306,041
                                                                   -------------
Health Care 9.6%
American Home Products                             1,164,000         60,528,000
Bristol-Myers Squibb Co.                              57,000          4,164,562
Johnson & Johnson                                    430,000         44,612,500
* Manor Care Inc.                                    450,000          9,028,125
Pharmacia & Upjohn                                   570,000         31,171,875
Schering-Plough Corp.                                250,000         12,781,250
                                                                   -------------
                                                                    162,286,312
                                                                   -------------
Technology 7.8%
Automatic Data Processing                            620,000         30,612,500
* BMC Software                                        95,000          6,917,188
Computer Assoc. Int'l                                100,000          6,500,000
Electronic Data Systems                              400,000         25,725,000
* General Instrument Corp.                           220,000         14,410,000
Hewlett Packard                                       94,000          8,918,250
Intel Corp.                                          125,000          9,585,937
International Business
Machines                                             289,000         29,785,062
                                                                   -------------
                                                                    132,453,937
                                                                   -------------
Transportation 1.0%
Union Pacific Corp.                                  348,900         16,420,106
                                                                   -------------
Utilities 6.3%
Duke Energy                                          640,000         32,440,000
Enron Corp.                                        1,150,000         43,771,875
Florida Progress Corp.                               450,000         19,237,500
FPL Group Inc.                                       275,000         12,031,250
                                                                   -------------
                                                                    107,480,625
                                                                   -------------
Total Common Stocks
(Cost $913,049,129)                                               1,648,707,205
                                                                   -------------
--------------------------------------------------------------------------------
                                                   Principal        Amount Value
                                                   (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 3.3%
G.E. Capital Corp.
 5.55%, 12/10/99                                      10,000M       $ 9,986,124
IBM Credit Corp.
 5.45%, 12/07/99                                      12,000M        11,989,100
Merrill Lynch
 5.49%, 12/02/99                                       7,000M         6,998,933
National City Credit
 6.02%, 01/25/00                                      15,000M        14,862,042
Norwest Financial
 5.38%, 12/02/99                                      12,000M        11,998,207
                                                                 ---------------
Total Corporate Short-Term Notes
 (Cost $55,834,406)                                                  55,834,406
                                                                 ---------------
Total Investments
 (Cost $968,883,535)**                                            1,704,541,611

Excess of Liabilities
 Over Other Assets                                       (0.5%)      (8,962,385)
                                                                 ---------------
Net Assets                                                       $1,695,579,226
                                                                 ===============
--------------------------------------------------------------------------------
*    Non-income producing.

** Also cost for federal income tax purposes. At November 30, 1999, unrealized appreciation for federal income tax purposes aggregated $735,658,076 of which $746,935,071 related to appreciated securities and $11,276,995 related to depreciated securities.

See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                             $1,704,541,611
Receivable for fund shares sold                                         196,606
Receivable for dividends and interest                                 3,808,889
                                                                 ---------------
  Total Assets                                                    1,708,547,106
                                                                 ---------------
Liabilities
Payable for securities purchased                                      1,793,061
Payable for fund shares repurchased                                   2,294,919
Payable to custodian                                                  6,207,880
Accrued expenses                                                        343,553
Management fee payable                                                  789,125
Distribution fee payable (Class A Shares)                             1,273,545
Distribution fee payable (Class B Shares)                               117,265
Distribution fee payable (Class C Shares)                                 4,098
Fund service fee payable                                                144,434
                                                                 --------------
  Total Liabilities                                                  12,967,880
                                                                 --------------
Net Assets Applicable to Outstanding shares                      $1,695,579,226
                                                                 ==============

Net Asset Value and Offering Price per Share

  Class A Shares

$1,538,670,516 / 35,854,259 shares outstanding                   $        42.91
Sales Charge -- 5.00% of offering price                                    2.26
                                                                 --------------
Maximum Offering Price                                           $        45.17
                                                                 ==============
  Class B Shares
$149,586,100 / 3,493,632 shares outstanding                      $        42.82
                                                                 ==============
  Class C Shares
$7,322,610 / 170,692 shares outstanding                          $        42.90
                                                                 ==============
Net Assets Represent
Capital stock at par value                                       $      395,186
Paid-in capital                                                     831,036,108
Accumulated undistributed net investment income                       2,211,664
Accumulated undistributed net realized gain
 on investments                                                     126,278,192

Unrealized appreciation of investments                              735,658,076
                                                                 --------------
Net Assets                                                       $1,695,579,226
                                                                 ==============
Investments at Cost                                              $  968,883,535
                                                                 ==============

See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Operations
For the Year Ended November 30, 1999

Investment Income
Income:
Dividends                                                          $ 28,993,677
Interest                                                              3,890,638
                                                                 --------------
  Total Income                                                       32,884,315
                                                                 --------------
Expenses:
Management advisory fee                                               9,787,856
Transfer agent and custodian                                          1,910,540
Distribution expense (Class A Shares)                                 4,800,000
Distribution expense (Class B Shares)                                 1,473,963
Distribution expense (Class C Shares)                                    73,860
Accounting services                                                     506,485
Auditing fees                                                            95,600
Legal fees                                                               51,600
Reports and notices to shareholders                                     113,500
Registration and filing fees                                             42,890
Directors' fees and expenses                                            161,493
Other                                                                    85,894
                                                                 --------------
  Total Expenses                                                     19,103,681
  Expense Offset                                                       (101,665)
                                                                 --------------
  Net Expenses                                                       19,002,016
                                                                 --------------
Net Investment Income                                                13,882,299
                                                                 --------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                           126,280,438
Net change in unrealized appreciation (depreciation)                (37,607,465)
                                                                 --------------
Net Realized and Unrealized Gain on Investments                      88,672,973
                                                                 --------------
Net Increase in Net Assets from Operations                         $102,555,272
                                                                 ==============

See Notes to Financial Statements.
36

Sentinel Common Stock Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                       Year               Year
                                                      Ended              Ended
                                                   11/30/99           11/30/98
                                            ----------------   ----------------

Increase (Decrease) in Net Assets from Operations
Net investment income                       $    13,882,299    $    15,663,251
Net realized gain on sales of investments       126,280,438        149,403,464
Net change in unrealized appreciation
 (depreciation)                                 (37,607,465)        55,634,791
                                            ----------------   ----------------
Net increase in net assets from operations      102,555,272        220,701,506
                                            ----------------   ----------------

Distributions to Shareholders
From net investment income
 Class A Shares                                 (14,106,752)       (16,362,871)
 Class B Shares                                    (147,613)          (275,957)
 Class C Shares                                      (1,207)            (1,857)
From net realized gain on investments
 Class A Shares                                (137,654,972)      (160,459,928)
 Class B Shares                                 (11,316,488)        (8,547,448)
 Class C Shares                                    (434,275)              --
                                            ----------------   ----------------
Total distributions to shareholders            (163,661,307)      (185,648,061)
                                            ----------------   ----------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                 143,448,642         99,401,414
 Class B Shares                                  36,334,463         53,313,684
 Class C Shares                                  36,129,387          5,462,096
Net asset value of shares in reinvestment
  of dividends and distributions
 Class A Shares                                 126,055,269        146,514,487
 Class B Shares                                  11,241,443          8,661,766
 Class C Shares                                     432,773              1,668
                                            ----------------   ----------------
                                                353,641,977        313,355,115
Less: Payments for shares reacquired
 Class A Shares                                (285,334,612)      (176,666,662)
 Class B Shares                                 (23,100,421)       (12,751,018)
 Class C Shares                                 (34,476,507)          (334,825)
                                            ----------------   ----------------
Increase in net assets from capital share
 transactions                                    10,730,437        123,602,610
                                            ----------------   ----------------
Total Increase (Decrease) in Net Assets for
 period                                         (50,375,598)       158,656,055
Net Assets: Beginning of period               1,745,954,824      1,587,298,769
                                            ----------------   ----------------
Net Assets: End of period                   $ 1,695,579,226    $ 1,745,954,824
                                            ================   ================
Undistributed Net Investment Income
 at End of Period                           $     2,211,664    $     2,583,147
                                            ================   ================

See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Class A Shares                                       11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                -------------  -------------  -------------  -------------  -------------
Net asset value at beginning of period          $       44.56  $       44.09  $       40.60  $       35.21  $       28.25
                                                -------------  -------------  -------------  -------------  -------------
Income from Investment Operations
Net investment income                                    0.37           0.42           0.57           0.59           0.72
Net realized and unrealized gain on investments          2.17           5.19           7.03           8.18           8.09
                                                -------------  -------------  -------------  -------------  -------------
Total from investment operations                         2.54           5.61           7.60           8.77           8.81
                                                -------------  -------------  -------------  -------------  -------------
Less Distributions
Dividends from net investment income                     0.38           0.45           0.57           0.61           0.74
Distributions from realized gains on investments         3.81           4.69           3.54           2.77           1.11
                                                -------------  -------------  -------------  -------------  -------------
Total Distributions                                      4.19           5.14           4.11           3.38           1.85
                                                -------------  -------------  -------------  -------------  -------------
Net asset value at end of period                $       42.91  $       44.56  $       44.09  $       40.60  $       35.21
                                                =============  =============  =============  =============  =============
Total Return (%) *                                        6.0           14.3           20.9           27.2           32.8

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)          1.00           1.01           1.04           1.06           1.09(%)
Ratio of expenses to average net assets before
 expense reductions (%)**                                1.00           1.02           1.05           1.07           1.10
Ratio of net investment income to average net
 assets (%)                                              0.85           0.98           1.41           1.64           2.29
Portfolio turnover rate (%)                                37             28             24             22             22
Net assets at end of period (000 omitted)       $   1,538,671  $   1,610,630  $   1,509,999  $   1,306,592  $   1,057,944

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.
38

Sentinel Common Stock Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                         Eight Months
                                               Year Ended    Year Ended    Year Ended           Ended
Class B Shares                               11/30/99 (C)  11/30/98 (C)  11/30/97 (C) 11/30/96 (A)(C)
                                             ------------  ------------  ------------ ---------------
Net asset value at beginning of period          $ 44.47        $44.03       $ 40.57      $ 35.43
                                                --------      --------      --------     --------
Income from Investment Operations
Net investment income                              0.03          0.07          0.27         0.22
Net realized and unrealized gain on
 investments                                       2.18          5.19          6.99         5.05
                                                --------      --------      --------     --------
Total from investment operations                   2.21          5.26          7.26         5.27
                                                --------      --------      --------     --------

Less Distributions
Dividends from net investment income               0.05          0.13          0.26         0.13
Distributions from realized gains on
 investments                                       3.81          4.69          3.54            -
                                                --------      --------      --------     --------
Total Distributions                                3.86          4.82          3.80         0.13
                                                --------      --------      --------     --------
Net asset value at end of period                $ 42.82       $ 44.47       $ 44.03      $ 40.57
                                                ========      ========      ========     ========
Total Return (%) *                                 5.1           13.4          19.9         14.9 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)    1.80          1.81          1.79         1.91 +
Ratio of expenses to average net assets
 before expense reductions (%)**                   1.81          1.81          1.80         1.92 +
Ratio of net investment income
 to average net assets (%)                         0.05          0.19          0.66         0.80 +
Portfolio turnover rate (%)                          37            28            24           22
Net assets at end of period (000 omitted)      $149,586      $129,966       $77,299      $27,257

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                          Period
                                                     Year Ended   5/4/98 through
Class C Shares                                     11/30/99 (C)  11/30/98 (B)(C)
                                                   ------------  ---------------
Net asset value at beginning of period                 $44.55          $45.23
                                                       ------          ------
Income (Loss) from Investment Operations
Net investment income (loss)                            (0.03)           0.06
Net realized and unrealized gain (loss) on
 investments                                             2.20           (0.71)
                                                       ------          ------
Total from investment operations                         2.17           (0.65)
                                                       ------          ------

Less Distributions
Dividends from net investment income                     0.01            0.03
Distributions from realized gains on
 investments                                             3.81               -
                                                       ------          ------
Total Distributions                                      3.82            0.03
                                                       ------          ------
Net asset value at end of period                       $42.90          $44.55
                                                       ======          ======
Total Return (%) *                                        5.0            (1.4)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)          1.90            1.92 +
Ratio of expenses to average net assets before
  expense reductions (%)**                               1.90            1.92 +
Ratio of net investment income (loss)
  to average net assets (%)                             (0.04)           0.08 +
Portfolio turnover rate (%)                                37              28
Net assets at end of period (000 omitted)              $7,323          $5,358

(A) Commenced operations April 1, 1996.
(B) Commenced operations May 4, 1998.
(C) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.
40

   Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

                             Sentinel Balanced Fund

Looking ahead to the year 2000, we expect interest rates to at least hold steady if not drift slightly lower as domestic inflation should remain well contained. There still exists potential for a significant bond market rally should U.S. economic growth slow significantly.

The Sentinel Balanced Fund Class A shares produced a total return of 2.6% for the fiscal year ended November 30, 1999. This figure compares to an 8.5% annual return for the average Morningstar Domestic Hybrid Fund. Returns were substantially below the 20.9% total return for the S&P 500 index, but ahead of the modestly negative return for the Lehman Aggregate Bond Index.

Returns for the major stock market indices continue to be dominated by the technology, telecommunications, and internet-related areas. In essence, returns for these stocks surpassed those for every other sector of the stock market. The technology-heavy Nasdaq composite index had truly staggering returns over the past twelve months. The relative standing of most balanced funds over the past year can be directly tied to the portfolios' exposure to the technology sector. While the Sentinel Balanced Fund holds a number of technology industry participants in the equity portion, our weighting in this sector has not been high enough for us to keep pace with returns for some of our peers and the equity market benchmarks. Additionally, within the tech sector, the strongest performance has come from those issues with the highest multiples, making it difficult for a disciplined value investor to participate in this sector's upside.

Interest rates rose steadily over the period as concerns grew over the prospect of higher future inflation levels in the U.S. economy. "New Era" economic thinking, of strong growth and low inflation, gave way to traditionalist views of supply and demand imbalances, most notably in the U.S. labor markets, leading to higher inflation. In addition, surging commodity prices and a weakening U.S. dollar contributed to bond investor anxiety. Yields on the 30-year U.S. Treasury Bond rose 121 basis points to 6.29%. Defensive sectors of the fixed-income market, in particular mortgage-backed securities, vastly outperformed those of comparable duration U.S. Treasuries by a wide margin, completely reversing the late 1998 trend.

Within the equity portion of the Sentinel Balanced Fund, increasing evidence of an enduring recovery in international economies lead us to increase our exposure to basic industries, energy and global consumer staples companies during the past year. We expect a moderation in the increases in domestic consumer spending, and as a result we reduced exposure to areas such as retailing that face

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/99
                                  w/sales                            w/o sales
Period                            charge+                              charge

1 Year                             -2.6%                                2.6%
--------------------------------------------------------------------------------
5 Years                            12.9%                               14.0%
--------------------------------------------------------------------------------
10 Years                           10.0%                               10.6%
--------------------------------------------------------------------------------

+ Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Balanced Fund Performance - Class A Shares
Ten Years Ended 11/30/99

                                    [GRAPH]

         10,000        10,000        10,000        10,000
          9,667         9,880         9,654        10,758
         11,359        11,680        11,615        12,308
         12,761        13,318        13,756        13,399
         14,004        14,861        15,142        14,858
         13,494        14,633        15,304        14,403
         16,788        18,114        20,954        16,945
         19,571        20,941        26,795        17,973
         22,592        24,236        34,440        19,331
         25,347        26,552        42,593        21,158
         25,996        28,777        51,496        21,149

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Chart Ending Values & Legend
Ten years ended 11/30/99

Sentinel Balanced Fund                                                  $25,996

Standard & Poor's 50 Stock Index*                                       $51,496

Lehman Aggregate Bond Index+                                            $21,149

Morningstar Domestic Hybrid                                             $28,777

* An unmanaged index of stocks reflecting average prices in the stock market.

+ An unmanaged index of bonds reflecting average prices in the bond market.

difficult sales trends and an increasingly leveraged consumer. Financial holdings were also pared due to a moderating earnings growth outlook and interest rate concerns. We feel healthcare stocks should continue to be well represented in the portfolio, given above-average growth trends, and favor a broad mix of pharmaceutical, medical supply and health care service companies. Utilities were the worst performing sector of the stock market over the past twelve months, however we continue to believe that shares of some better positioned participants in this sector offer attractive total return potential. We would expect to increase exposure to the technology sector when valuations inevitably contract.

The Sentinel Balanced Fund began the year with a mix of 60% stocks, 36% bonds and 4% cash and cash equivalents. As the stock market advance accelerated towards the end of the fiscal year and long-term interest rates moved towards recent highs, we began to increase the fixed-income exposure of the portfolio, believing the total return potential for bonds was relatively attractive versus the risks that existed in the equity markets. As of November 30, 1999, the Sentinel Balanced Fund's asset allocation was 56% stocks, 43% bonds and 1% cash and cash equivalents.

Looking ahead to the year 2000, we expect interest rates to at least hold steady, if not drift slightly lower, as domestic inflation should remain well contained. There still exists potential for a significant bond market rally should U.S. economic growth slow significantly. The fixed income segment of the Sentinel Balanced Fund remains focused on quality investments in the government, corporate and mortgage-backed sectors. Corporate bonds appear to offer good relative value at current historically wide spread levels.

The divergence of returns for balanced portfolios that have invested their equity component in the growth style versus those employing a value approach has been unprecedented. The Sentinel Balanced Fund's returns are consistent with those of other managers with a value approach. We continue to believe that a diversified portfolio of reasonably valued, high quality stocks and an actively managed bond component will produce attractive risk adjusted total returns. After an unusually long period of superior growth stock performance, a number of factors suggest to us that a value stock focus could be relatively rewarding for shareholders in the Sentinel Balanced Fund in the coming year. We appreciate your continuing support of our efforts.



/s/ Van Harissis

Van Harissis, CFA



/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Balanced Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                                      Principal Amount  Value
                                                          (M=$1,000)  (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 24.5%
U.S. Treasury Obligations 12.4%
10-Year:
 Note 5.5%, '09                                           15,000M  $14,277,150
 Note 6%, '09                                              1,500M    1,481,415
                                                                  -------------
                                                                    15,758,565
                                                                  -------------
30-Year:
 Bond 7.25%, '16                                           2,500M    2,661,500
 Bond 8.875%, '19                                          5,000M    6,214,750
 Bond 6.25%, '23                                           5,250M    5,079,427
 Bond 6.125%, '29                                         14,500M   14,216,525
                                                                  -------------
                                                                    28,172,202
                                                                  -------------
Total U.S. Treasury Obligations                                     43,930,767
                                                                  =============
U.S. Government Agency Obligations 12.1%
Federal Home Loan Mortgage Corporation 3.1%
Mortgage-Backed Securities:
15-Year:
 9%, '05                                                     996M    1,030,006
 9.5%, '05                                                 2,242M    2,356,292
 9.5%, '06                                                   867M      914,463
 7%, '10                                                     593M      593,477
 7.5%, '10                                                   818M      830,883
 7.5%, '10                                                   744M      755,515
                                                                  -------------
                                                                     6,480,636
                                                                  -------------
30-Year:
 8%, '08                                                     938M      970,752
 9.25%, 11                                                 3,292M    3,428,658
                                                                  -------------
                                                                     4,399,410
                                                                  -------------
Total Federal Home
Loan Mortgage Corporation                                           10,880,046
                                                                  -------------
Federal National Mortgage Association 8.4%
Mortgage-Backed Securities:
10-Year:
 9%, '06                                                   1,170M    1,220,540
                                                                  -------------
15-Year:
 7.5%, '07                                                   738M      747,441
 7.5%, '12                                                 2,659M    2,693,476
 10.5%, '12                                                  225M      238,553
                                                                  -------------
                                                                     3,679,470
                                                                  -------------
30-Year:
 10.25%, '17                                                 902M      979,748
 8.5%, '24                                                 1,193M    1,230,813
 8.5%, '26                                                 3,560M    3,672,462
 8.5%, '26                                                 2,318M    2,392,068
 8%, '27                                                   1,834M    1,861,788
 6%, '28                                                   1,766M    1,638,570
 6%, '28                                                   1,141M    1,058,416
 7.5%, '28                                                 1,704M    1,700,937
 8%, '28                                                     689M      699,337
 8.5%, '28                                                 1,831M    1,889,739
 6%, '29                                                     497M      461,335
 6%, '29                                                   1,441M    1,337,089
 7%, '29                                                   4,650M    4,552,223
 9%, '29                                                   1,408M    1,473,725
                                                                  -------------
                                                                    24,948,250
                                                                  -------------
Total Federal National
 Mortgage Association                                               29,848,260
                                                                  -------------
Government National Mortgage Association 0.6%
Mortgage-Backed Securities:
15-Year:
 7%, '13                                                   1,947M  $ 1,949,022
                                                                  -------------
30-Year:
 9%, '09                                                      26M       27,142
                                                                  -------------
Total Government
 National Mortgage Association                                       1,976,164
                                                                  -------------
Total U.S. Government
 Agency Obligations                                                 42,704,470
                                                                  -------------
Total U.S. Government Obligations
 (Cost $87,889,156)                                                 86,635,237
                                                                  -------------


Collateralized Mortgage
 Obligations 1.5%
Rali 1996-QS1 6.7%, '26
 (Cost $5,294,609)                                         5,500M    5,263,720
                                                                  -------------


Bonds 17.5%
Aerospace 2.1%
Lockheed Martin Corp.
 8.5%, '29                                                 4,000M    3,955,000
Raytheon Co. 7%, '28                                       3,850M    3,320,625
                                                                  -------------
                                                                     7,275,625
                                                                  -------------
Automobile & Auto Parts 1.4%
Ford Motor Company
 6.375%, '29                                               3,000M    2,572,500
Lear Corporation
 7.96%, '05 (a)                                            1,000M      972,500
TRW Inc. 7.125%, '09 (a)                                   1,500M    1,440,000
                                                                  -------------
                                                                     4,985,000
                                                                  -------------
Building Materials/Construction 0.8%
Owens Corning 7.5%, '05                                    3,000M    2,910,000
                                                                  -------------
Chemicals 0.6%
IMC Global Inc. 7.4%, '02                                  2,000M    1,985,000
                                                                  -------------
Computer Products & Services 0.4%
Sun Microsystems Inc.
 7%, '02                                                   1,500M    1,501,875
                                                                  -------------
Consumer Services 0.2%
Service Corp. 6%, '05                                      1,000M      795,000
                                                                  -------------
Containers & Packaging 0.6%
Crown Cork & Seal
 7.125%, '02                                               2,250M    2,227,500
                                                                  -------------
Energy 0.7%
Kinder Morgan Inc.
 6.45%, '03                                                 1000M      970,000
Union Pacific Resources
 7.3%, '09                                                 1,500M    1,458,750
                                                                  -------------
                                                                     2,428,750
                                                                  -------------
Financial Institutions 1.0%
Finova Capital Corp.
 7.25%, '04                                                2,500M    2,478,125
Household Finance Corp.
 7.2%, '06                                                 1,000M      998,750
                                                                  -------------
                                                                     3,476,875
                                                                  -------------

Foods 0.5%
Archer-Daniels-Midland
 6.625%, '29                                               2,000M  $ 1,757,500
                                                                  -------------
Foreign Financial Institutions 1.1%
Banque National de Paris
 7.738%, '49 (a)                                           2,500M    2,328,125
Societe Generale 7.64%, '49                                1,750M    1,612,188
                                                                  -------------
                                                                     3,940,313
                                                                  -------------
Foreign Industrial 0.7%
Laidlaw Inc. 7.65%, '06                                    2,625M    2,483,906
                                                                  -------------
Foreign Utilities-Electric 0.5%
Korea Electric Power
 7.75%, '13                                                1,000M      936,250
Korea Electric Power 7%, '27                               1,000M      930,000
                                                                  -------------
                                                                     1,866,250
                                                                  -------------
Foreign Utilities-Telephone 0.4%
A T & T Canada
 7.65%, '06 (a)                                            1,500M    1,511,250
                                                                  -------------
Industrial-Transportation 0.4%
ERAC USA Finance
 6.625%, '06 (a)                                           1,500M    1,430,625
                                                                  -------------
Lodging 0.5%
Marriott Int'l. Inc.
 6.625%, '03                                               1,750M    1,697,500
                                                                  -------------
Oil Field Equipment & Services 0.2%
Nabors Industries Inc.
 6.8%, '04                                                   750M      730,312
                                                                  -------------
Real Estate Investment Trusts 0.3%
Simon Debartolo
 6.625%, '03                                               1,000M      960,000
                                                                  -------------
Retail 1.7%
J. C. Penney Inc. 7.25%, '02                               4,500M    4,432,500
Safeway Stores 7%, '02                                     1,500M    1,496,250
                                                                  -------------
                                                                     5,928,750
                                                                  -------------
Telecommunications 2.2%
Comsat 8.05%, '06                                          2,000M    2,124,980
MCI Worldcom Inc.
 6.4%, '05                                                 2,000M    1,942,500
Sprint Capital Corp.
 6.875%, '28                                               2,000M    1,820,000
US West Capital Funding
 6.25%, '05                                                2,000M    1,907,500
                                                                  -------------
                                                                     7,794,980
                                                                  -------------
Tobacco 0.2%
Dimon Inc. 8.875%, '06                                     1,000M      906,250
Utilities-Electric 1.0%
Cleveland Electric
 7.67%, '04                                                1,000M      996,250
CMS Energy Corp.
 6.75%, '04                                                1,000M      936,250
Duke Capital 7.5%, '09                                     1,500M    1,509,375
                                                                  -------------
                                                                     3,441,875
                                                                  -------------
Total Bonds
(Cost $63,701,750)                                                  62,035,136
                                                                  -------------


                                                                     (continued)

Sentinel Balanced Fund
Investment in Securities (cont'd.)
at November 30, 1999
--------------------------------------------------------------------------------
                                                           Shares       Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 56.2%
  Basic Materials 4.2%
  Alcoa Inc.                                               39,600  $ 2,593,800
  Dupont (EI) de Nemours                                   17,507    1,040,572
  International Paper                                      49,000    2,557,187
  Monsanto                                                150,000    6,328,125
  Weyerhaeuser Co.                                         40,000    2,450,000
                                                                  -------------
                                                                    14,969,684
                                                                  -------------
  Capital Goods 2.9%
  Emerson Electric                                         31,200    1,778,400
  General Electric                                         28,000    3,640,000
  Parker-Hannifin                                          77,000    3,623,812
  Tyco International                                       25,000    1,001,562
                                                                  -------------
                                                                    10,043,774
                                                                  -------------
  Communications Services 3.7%
  AT & T Corp.                                             58,000    3,240,750
  GTE Corp.                                                86,000    6,278,000
  Sprint Corp.                                             50,000    3,468,750
                                                                  -------------
                                                                    12,987,500
                                                                  -------------
  Consumer Cyclicals 4.3%
  Ford Motor                                               90,000    4,545,000
  Marriott Int'l. - Class A                                75,000    2,442,188
  McGraw-Hill                                              52,200    2,959,087
  Omnicom Group                                            58,500    5,155,312
                                                                  -------------
                                                                    15,101,587
                                                                  -------------
  Consumer Staples 9.2%
  BestFoods                                                67,300    3,688,881
* Comcast Corp. - Special
   Class A                                                 54,000    2,440,125
  Gillette Co.                                             42,000    1,687,875
  Kimberly-Clark                                          125,000    7,984,375
* Kroger Inc.                                             140,000    2,983,750
  McCormick & Co.                                         100,700    3,228,694
  PepsiCo Inc.                                            185,500    6,411,344
  Philip Morris                                            54,000    1,420,875
  Sara Lee                                                110,000    2,667,500
                                                                  -------------
                                                                    32,513,419
                                                                  -------------
  Energy 6.8%
  Burlington Resources                                     60,000    2,017,500
  Chevron                                                  32,500    2,878,281
  Conoco Inc. - Class B                                   101,989    2,670,837
  Exxon                                                    26,000    2,062,125
  Halliburton                                              91,000    3,520,563
  Mobil                                                    53,100    5,538,994
  Royal Dutch Petroleum                                    40,000    2,320,000
  Santa Fe Int'l.                                          45,000    1,026,563
  Schlumberger Ltd.                                        35,000    2,102,187
                                                                  -------------
                                                                    24,137,050
                                                                  -------------
  Financials 10.5%
  Allstate Corp.                                           80,000    2,095,000
  American Express                                         35,500    5,371,594
  American General                                         63,000    4,618,687
  American Int'l. Group                                    42,187    4,355,808
  Bank of America Corp.                                    50,922    2,978,937
  Bank of New York                                        122,000    4,864,750
  Chase Manhattan Corp.                                    40,000    3,090,000
  Citigroup                                                90,000    4,848,750
  Fannie Mae                                               16,000    1,066,000
  Jefferson-Pilot                                          57,750    3,919,781
                                                                  -------------
                                                                    37,209,307
                                                                  -------------

  Health Care 5.9%
  American Home Products                                  142,000  $ 7,384,000
  Bristol-Myers Squibb Co.                                 13,000      949,812
  Johnson & Johnson                                        56,000    5,810,000
* Manor Care Inc.                                          75,000    1,504,688
  Pharmacia & Upjohn                                       65,000    3,554,688
  Schering Plough Corp.                                    30,000    1,533,750
                                                                  -------------
                                                                    20,736,938
                                                                  -------------
  Technology 4.6%
  Automatic Data Processing                                67,000    3,308,125
* BMC Software                                             11,500      837,344
  Computer Assoc. Int'l.                                   12,000      780,000
  Electronic Data Systems                                  45,000    2,894,063
* General Instrument Corp.                                 28,000    1,834,000
  Hewlett Packard                                          17,000    1,612,875
  Intel Corp.                                              16,000    1,227,000
  International Business
   Machines                                                36,600    3,772,088
                                                                  -------------
                                                                    16,265,495
                                                                  -------------
  Transportation 0.6%
  Union Pacific Corp.                                      47,000    2,211,938
                                                                  -------------
  Utilities 3.5%
  Duke Energy                                              85,000    4,308,437
  Enron Corp.                                             172,000    6,546,750
  FPL Group Inc.                                           36,000    1,575,000
                                                                  -------------
                                                                    12,430,187
                                                                  -------------
  Total Common Stocks
   (Cost $113,511,428)                                             198,606,879
                                                                  -------------

--------------------------------------------------------------------------------
                                                      Principal Amount  Value
                                                          (M=$1,000)  (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 9.7%
Eastman Kodak
 5.6%, 12/03/99                                            4,800M  $ 4,798,507
G.E. Capital Corp.
 5.55%, 12/08/99                                           2,000M    1,997,841
Household Finance
 5.83%, 02/10/00                                          18,000M   17,793,035
IBM Credit Corp
 6.35%, 01/19/00                                           4,700M    4,670,984
Norwest Financial
 5.43%, 12/15/99                                           4,900M    4,889,653
                                                                  -------------
Total Corporate Short-Term Notes
 (Cost $34,150,020)                                                 34,150,020
                                                                  -------------
Total Investments
 (Cost $304,546,963)**                                             386,690,992

Excess of Liabilities
 Over Other Assets (9.4%)                                          (33,090,080)
                                                                  -------------
Net Assets                                                        $353,600,912
                                                                  =============

--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 1999, the market value of rule 144A securities amounted to $7,682,500 or 2.2% of net assets.

 *  Non-income producing.

** Also cost for federal income tax purposes. At November 30, 1999 net unrealized appreciation for federal income tax purposes aggregated $82,144,029 of which $86,974,082 related to appreciated securities and $4,830,053 related to depreciated securities.



                                              See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                              $386,690,992
Cash and cash equivalents                                              827,678
Receivable for securities sold                                         300,826
Receivable for fund shares sold                                         12,200
Receivable for dividends and interest                                2,093,029
                                                                ---------------
  Total Assets                                                     389,924,725
                                                                ---------------

Liabilities
Payable for securities purchased                                    35,629,641
Payable for fund shares repurchased                                    161,272
Accrued expenses                                                        92,095
Management fee payable                                                 180,613
Distribution fee payable (Class A Shares)                              177,725
Distribution fee payable (Class B Shares)                               43,020
Distribution fee payable (Class C Shares)                                  647
Distribution fee payable (Class D Shares)                                  587
Fund service fee payable                                                38,213
                                                                ---------------
  Total Liabilities                                                 36,323,813
                                                                ---------------
Net Assets Applicable to Outstanding Shares                       $353,600,912
                                                                ===============
Net Asset Value and Offering Price per Share
  Class A Shares
$297,027,373 / 15,326,401 shares outstanding                      $      19.38
Sales Charge -- 5.00% of offering price                                   1.02
                                                                ---------------
Maximum Offering Price                                            $      20.40
                                                                ===============
  Class B Shares
$52,085,689 / 2,683,555 shares outstanding                        $      19.41
                                                                ===============
  Class C Shares
$3,349,944 / 172,753 shares outstanding                           $      19.39
                                                                ===============
  Class D Shares
$1,137,906 / 58,893 shares outstanding                            $      19.32

Net Assets Represent
Capital stock at par value                                        $    182,416
Paid-in capital                                                    252,658,781
Accumulated undistributed net investment income                      1,511,913
Accumulated undistributed net realized gain
  on investments                                                    17,103,773
Unrealized appreciation of investments                              82,144,029
                                                                ---------------
Net Assets                                                        $353,600,912
                                                                ===============
Investments at Cost                                               $304,546,963
                                                                ===============



Sentinel Balanced Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                          $ 3,837,868
Interest                                                            10,724,037
                                                                ---------------
  Total Income                                                      14,561,905
                                                                ---------------

Expenses:
Management advisory fee                                              2,311,349
Transfer agent and custodian                                           537,652
Distribution expense (Class A Shares)                                  968,434
Distribution expense (Class B Shares)                                  527,377
Distribution expense (Class C Shares)                                   29,264
Distribution expense (Class D Shares)                                    3,779
Accounting services                                                    108,842
Auditing fees                                                           27,575
Legal fees                                                              14,985
Reports and notices to shareholders                                     33,550
Registration and filing fees                                            45,983
Directors' fees and expenses                                            34,427
Other                                                                   26,971
                                                                ---------------
  Total Expenses                                                     4,670,188
  Expense Offset                                                       (48,792)
                                                                ---------------
  Net Expenses                                                       4,621,396
                                                                ---------------
Net Investment Income                                                9,940,509
                                                                ---------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                           17,239,737
Net change in unrealized appreciation
  (depreciation)                                                   (17,640,672)
                                                                ---------------
Net Realized and Unrealized Loss on Investments                       (400,935)
                                                                ---------------
Net Increase in Net Assets from Operations                         $ 9,539,574
                                                                ===============




See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                                              Year          Year
                                                                                                             Ended         Ended
                                                                                                          11/30/99      11/30/98
                                                                                                     -------------  ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                                                $   9,940,509  $  9,400,265
Net realized gain on sales of investments                                                               17,239,737    26,819,535
Net change in unrealized appreciation (depreciation)                                                   (17,640,672)    4,726,009
                                                                                                     -------------  ------------
Net increase in net assets from operations                                                               9,539,574    40,945,809
                                                                                                     -------------  ------------
Distributions to Shareholders
From net investment income
  Class A Shares                                                                                        (8,652,112)   (8,757,240)
  Class B Shares                                                                                        (1,011,062)     (681,123)
  Class C Shares                                                                                           (44,400)       (6,238)
  Class D Shares                                                                                            (9,280)            -
From net realized gain on investments
  Class A Shares                                                                                       (23,432,737)  (18,036,497)
  Class B Shares                                                                                        (3,424,615)   (1,576,559)
  Class C Shares                                                                                          (137,453)            -
  Class D Shares                                                                                                 -             -
                                                                                                     -------------  ------------
Total distributions to shareholders                                                                    (36,711,659)  (29,057,657)
                                                                                                     -------------  ------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                                                                        25,591,257    35,425,569
  Class B Shares                                                                                        15,013,233    20,459,943
  Class C Shares                                                                                         2,098,921     1,476,109
  Class D Shares                                                                                         1,190,850
Net asset value of shares in reinvestment
of dividends and distributions
  Class A Shares                                                                                        29,834,718    24,763,831
  Class B Shares                                                                                         4,271,817     2,110,105
  Class C Shares                                                                                           179,289         6,238
  Class D Shares                                                                                             9,280             -
                                                                                                     -------------  ------------
                                                                                                        78,189,365    84,241,795
                                                                                                     -------------  ------------
Less: Payments for shares reacquired
  Class A Shares                                                                                       (65,079,933)  (55,473,366)
  Class B Shares                                                                                       (10,550,244)   (3,659,707)
  Class C Shares                                                                                          (273,939)       (2,229)
  Class D Shares                                                                                           (47,378)            -
                                                                                                     -------------  ------------
Increase in net assets from
capital share transactions                                                                               2,237,871    25,106,493
                                                                                                     -------------  ------------
Total Increase (Decrease) in Net Assets for period                                                     (24,934,214)   36,994,645
Net Assets: Beginning of period                                                                        378,535,126   341,540,481
                                                                                                     -------------  ------------
Net Assets: End of period                                                                             $353,600,912  $378,535,126
                                                                                                     =============  ============
Undistributed Net Investment Income
  at End of Period                                                                                   $   1,511,913  $  1,300,366
                                                                                                     =============  ============


See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                             Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
Class A Shares                                                 11/30/99      11/30/98       11/30/97       11/30/96       11/30/95
                                                            -----------   -----------    -----------    -----------    -----------
Net asset value at beginning of period                         $  20.88      $  20.29       $  18.55       $  16.84       $  14.08
                                                            -----------   -----------    -----------    -----------    -----------

Income (Loss) from Investment Operations
Net investment income                                              0.55          0.54           0.56           0.54           0.58
Net realized and unrealized gain (loss) on investments            (0.03)         1.76           2.18           2.13           2.78
                                                            -----------   -----------    -----------    -----------    -----------
Total from investment operations                                   0.52          2.30           2.74           2.67           3.36
                                                            -----------   -----------    -----------    -----------    -----------

Less Distributions
Dividends from net investment income                               0.54          0.55           0.55           0.54           0.59
Distributions from realized gains on investments                   1.48          1.16           0.45           0.42           0.01
                                                            -----------   -----------    -----------    -----------    -----------
Total Distributions                                                2.02          1.71           1.00           0.96           0.60
                                                            -----------   -----------    -----------    -----------    -----------
Net asset value at end of period                               $  19.38      $  20.88       $  20.29       $  18.55       $  16.84
                                                            ===========   ===========    ===========    ===========    ===========
Total Return (%) *                                                  2.6          12.2           15.4           16.6           24.4

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    1.10          1.12           1.16           1.20           1.27
Ratio of expenses to average net assets before
  expense reductions (%) **                                        1.12          1.13           1.17           1.22           1.29
Ratio of net investment income to average net assets (%)           2.73          2.69           2.93           3.13           3.77
Portfolio turnover rate (%)                                         110            81             63             83            110
Net assets at end of period (000 omitted)                      $297,027      $330,067       $314,948       $297,288       $267,103



(A)  Commenced operations April 1, 1996.
(B)  Commenced operations May 4, 1998.
(C)  Commenced operations January 4, 1999.
(D)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.



See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                    Eight Months
                                                               Year Ended        Year Ended        Year Ended             Ended
Class B Shares                                                11/30/99 (D)      11/30/98 (D)      11/30/97 (D)   11/30/96 (A)(D)
                                                           ----------------  ----------------  ----------------  ----------------
Net asset value at beginning of period                             $ 20.91           $ 20.32           $ 18.58           $ 17.09
                                                           ----------------  ----------------  ----------------  ----------------

Income (Loss) from Investment Operations
Net investment income                                                 0.39              0.38              0.42              0.26
Net realized and unrealized gain (loss) on investments               (0.02)             1.77              2.18              1.37
                                                           ----------------  ----------------  ----------------  ----------------
Total from investment operations                                      0.37              2.15              2.60              1.63
                                                           ----------------  ----------------  ----------------  ----------------

Less Distributions
Dividends from net investment income                                  0.39              0.40              0.41              0.14
Distributions from realized gains on investments                      1.48              1.16              0.45                 -
Total Distributions                                                   1.87              1.56              0.86              0.14
                                                           ----------------  ----------------  ----------------  ----------------
Net asset value at end of period                                   $ 19.41           $ 20.91           $ 20.32           $ 18.58
                                                           ================  ================  ================  ================
Total Return (%) *                                                     1.8              11.3              14.6               9.6 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       1.86              1.89              1.88              2.12 +
Ratio of expenses to average net assets before
  expense reductions (%) **                                           1.87              1.90              1.89              2.13 +
Ratio of net investment income to average net assets (%)              2.00              1.91              2.21              2.21 +
Portfolio turnover rate (%)                                            110                81                63                83
Net assets at end of period (000 omitted)                          $52,086           $46,946           $26,593           $10,948






(A)  Commenced operations April 1, 1996.
(B)  Commenced operations May 4, 1998.
(C)  Commenced operations January 4, 1999.
(D)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.



See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                       Period
                                                                                            Year Ended         5/4/98 through
Class C Shares                                                                            11/30/99 (D)        11/30/98 (B)(D)
                                                                                       ----------------       ----------------
Net asset value at beginning of period                                                          $20.90                 $20.87
                                                                                       ----------------       ----------------

Income (Loss) from Investment Operations
Net investment income                                                                             0.32                   0.20
Net realized and unrealized gain (loss) on investments                                           (0.03)                 (0.01)
                                                                                       ----------------       ----------------
Total from investment operations                                                                  0.29                   0.19
                                                                                       ----------------       ----------------

Less Distributions
Dividends from net investment income                                                              0.32                   0.16
Distributions from realized gains on investments                                                  1.48                      -
                                                                                       ----------------       ----------------
Total Distributions                                                                               1.80                   0.16
                                                                                       ----------------       ----------------
Net asset value at end of period                                                                $19.39                 $20.90
                                                                                       ================       ================
Total Return (%) *                                                                                 1.4                    0.9 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                                                   2.24                   2.17 + (%)
Ratio of expenses to average net assets before
  expense reductions (%) **                                                                       2.25                   2.18 +
Ratio of net investment income to average net assets (%)                                          1.65                   1.63 +
Portfolio turnover rate (%)                                                                        110                     81
Net assets at end of period (000 omitted)                                                       $3,350                 $1,523

                                                                                                                       Period
                                                                                                               1/4/99 through
Class D Shares                                                                                                11/30/99 (C)(D)
                                                                                                              ----------------
Net asset value at beginning of period                                                                                 $19.68
                                                                                                              ----------------

Income (Loss) from Investment Operations
Net investment income                                                                                                    0.33
Net realized and unrealized gain (loss) on investments                                                                  (0.38)
                                                                                                              ----------------
Total from investment operations                                                                                        (0.05)
                                                                                                              ----------------

Less Distributions
Dividends from net investment income                                                                                     0.31
Distributions from realized gains on investments                                                                            -
                                                                                                              ----------------
Total Distributions                                                                                                      0.31
                                                                                                              ----------------
Net asset value at end of period                                                                                       $19.32
                                                                                                              ================
Total Return (%) *                                                                                                       (0.2)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                                                                          2.07 +
Ratio of expenses to average net assets before
  expense reductions (%) **                                                                                              2.08 +
Ratio of net investment income to average net assets (%)                                                                 1.93 +
Portfolio turnover rate (%)                                                                                               110
Net assets at end of period (000 omitted)                                                                              $1,138





(A)  Commenced operations April 1, 1996.
(B)  Commenced operations May 4, 1998.
(C)  Commenced operations January 4, 1999.
(D)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.



See Notes to Financial Statements.

    Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                         Sentinel High Yield Bond Fund


Our view for the new year is for investment returns in fixed income markets to approximate their coupons, that is to achieve 7.0% in ten year Treasuries and 11% in high yield.

The Sentinel High Yield Bond Fund completed its third fiscal year of operations on November 30, 1999. Investment return for the period came in at 3.0%, another disappointing year which reflected a staggeringly difficult period for bonds, (the Lehman Brothers Long Treasury index returned a negative 7.35%). In addition, yields on high yield paper remained on average at levels of +600 basis points spread to treasuries, well above historical averages. Nevertheless the Fund's investment return compared favorably with that of the high yield market when measured against the Chase Bank high yield domestic index, which returned 0.77% in the year. The Fund also performed slightly above the median return of 2.8% for all high yield bond funds as measured by Lipper. This performance placed the Fund at the 42nd percentile of all funds in the period of its fiscal year, and at the 22nd percentile of all high yield funds, with an annualized return of 5.3% since its inception on June 23, 1997.

As in the prior year, the first half of 1999 started strong with a return of 2.9% on average for Lipper-measured high yield funds, as the market continued to rebound from its low levels set in the prior October's emerging market financial crisis. However, a continuing decline in the treasury market, as well as increases in the overall high yield default rate, continued to pressure the market into achieving flat returns in the second half. In the 11 months ended November, the performance of ten year treasury bonds, off which standard high yield bonds are priced, was a negative 7.3%, while the Chase Bank high yield domestic index returned 1.1%.

Continuing strong economic growth in the US economy has prompted the Federal Reserve Bank to raise its base inter-bank interest rate three times in an attempt to soften the impact of this strong growth on nascent inflationary pressures. In spite of these actions which increased the Fed Funds rate from 4% to 5% in the year, the economy continued on it's rampant growth curve, accelerating from 3.9% in the first quarter to an estimated 5.5% in the fourth quarter. Inflation pressures however remained subdued, in spite of dramatic increases in the price of oil and other commodities, as well as in certain wage rates. Overall market prices were, however, held in check by strong competitive business pressures in the broad economy. As measured in November, the broad inflationary measure, the Consumer Price Index rose only at a 2.1% annual rate, just above the 1.9% rate set in the prior August, a 33 year low.

-----------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/99

                     w/sales   w/o sales
Period                charge    charge

1 Year                 -1.2%     3.0%
-----------------------------------------

Since
Inception*              3.6%     5.3%
-----------------------------------------
*6/23/97

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel High Yield Bond Fund Performance - Class A Shares
6/23/97 inception through 11/30/99

                                    [GRAPH]

      Sentinel                Lipper                Lehman
     High Yield           High Current            High Yield
      Bond Fund        Yield Fund Average         Bond Index*

       10,000                 10,000                10,000
        9,610                 10,000                10,000
       10,472                 10,688                10,656
       10,998                 11,186                11,136
       10,582                 10,663                10,855
       10,731                 11,017                11,094
       10,893                 10,968                10,991

Chart Ending Values & Legend
6/23/97 inception through 11/30/99

Sentinel High Yield Bond Fund             $10,893
Lehman High Yield Bond Index*             $10,991
Lipper High Current Yield Fund Average    $10,968

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

At the calendar year end, the financial markets are forecasting a minimum rate hike of 25 basis points by the Federal Reserve Bank. Treasury bond markets continue under pressure even as the major stock market indexes remain ebullient, breaking new highs. This backdrop of solid equity markets and strong economic growth is actually favorable to high yield markets, as it lessens credit risk. Looking forward, we believe the Federal Reserve will raise rates again until the yield curve flattens with long term interest rates equal to short term rates. Such a resulting flat yield cure often presages an economic slowdown and stock market correction. Should this outlook unfold, bond markets will likely rally strongly. Our view then for the new year, is for investment returns in fixed income markets to approximate their coupons, that is to achieve 7.0% in ten year Treasuries and 11.0% in high yield.

Since its inception, the Sentinel High Yield Bond Fund has enjoyed a high degree of investor support. Total assets have reached $91.7 million dollars held by 2700 investors. We are gratified by the continuing response to this fund, as well as to its strong relative investment performance. We wish to express our gratitude to you for your continuing interest and support.

/s/ Prescott Crocker
Prescott Crocker, CFA

Sentinel High Yield Bond Fund
Investment in Securities
at November 30, 1999

--------------------------------------------------------------------------------
                                                  Shares            Value
                                                                   (Note 1)
--------------------------------------------------------------------------------

  Common Stocks 2.2%
  Cable/Other Video Distribution 0.7%
* Rogers Cantel Mobile Communications             20,000          $  637,500
                                                                  -----------
  Communications 0.3%
* Telecorp PCS Inc.                                7,300             263,256
                                                                  -----------
  Entertainment 0.3%
* Premier Cruises LTD                             74,059             259,206
                                                                  -----------
  Retail 0.6%
* Ames Department Stores                          20,000             531,250
                                                                  -----------
  Waste Management 0.3%
* Waste Systems International                     71,428             321,426
                                                                  -----------
  Total Common Stocks
    (Cost $2,784,230)                                              2,012,638
                                                                  -----------
  Preferred Stocks 3.2%
  Cable/Other Video Distribution 1.9%
  Adelphia Communications 13%                      6,500             721,500
  CSC Holdings 11.125%                             9,510           1,036,628
                                                                  -----------
                                                                   1,758,128
                                                                  -----------
  Telecommunications 1.3%
  Rural Cellular Corp. 11.375%                     1,181           1,148,179
                                                                  -----------
  Total Preferred Stocks
    (Cost $2,846,057)                                              2,906,307
                                                                  -----------
  Warrants 0.1%
* American Mobile Warrants (a)                     1,000              40,000
* Ono Finance plc Warrants (a)                     1,000              70,000
* Waste System Warrants (a)                       11,250               8,437
                                                                  -----------
  Total Warrants
    (Cost $71,875)                                                   118,437
                                                                  -----------

--------------------------------------------------------------------------------
                                             Principal Amount       Value
                                                (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

  Bonds 90.3%
  Automobiles & Auto Parts 2.8%
  Eagle-Picher 9.375%, '08                          750M          $  673,125
  Hayes Lemmerz
    9.125%, '07                                   1,000M             972,500
  Oxford Automotive
    10.125%, '07                                  1,000M             902,500
                                                                  -----------
                                                                   2,548,125
                                                                  -----------
  Broadcasting 1.8%
  ACME Television
    0%, '00
    10.875%, '04                                    800M             714,000
  SFX Entertainment
    9.125%, '08                                   1,000M             945,000
                                                                  -----------
                                                                   1,659,000
                                                                  -----------
  Building Residential & Commercial 1.0%
  Webb (Del E) 9.375%, '09                        1,000M             940,000
                                                                  -----------
  Cable/Other Video Distribution 6.4%
  Echostar Communications
    9.375%, '09                                   1,000M           1,008,750
  Frontiervision 11%, '06                         1,000M           1,060,000
  Ono Finance plc
    13%, '09 (a)                                  1,000M           1,036,250
  Pegasus Communications
    9.625%, '05                                   1,500M           1,492,500
  Star Choice 13.0%, '05                          1,250M           1,259,375
                                                                  -----------
                                                                   5,856,875
                                                                  -----------
  Chemicals 5.3%
  Huntsman ICI Chemicals
    10.125%, '09 (a)                                600M             615,000
  Lyondell Chemical Co.
    9.625%, '07                                   1,250M           1,290,625
  Lyondell Chemical Co.
    10.875%, '09                                    500M             521,250
  Polymer Group 9%, '07                             500M             483,750
  Polymer Group 8.75%, '08                        1,250M           1,190,625
  Waste Systems 11.5%, '06                          750M             744,375
                                                                  -----------
                                                                   4,845,625
                                                                  -----------
  Computer Products & Services 1.1%
  Verio Inc. 10.625%, '09 (a)                     1,000M           1,020,000
                                                                  -----------
  Consumer Products 1.4%
  Outboard Marine 10.75%, '08                       750M             562,500
  Simmons Co.  10.25%, '09                          800M             776,000
                                                                  -----------
                                                                   1,338,500
                                                                  -----------
  Diversified Media 2.2%
  Ackerley Group Inc. 9%, '09                     1,000M             975,000
  Big Flower Press 8.625%, '08                    1,000M           1,000,000
                                                                  -----------
                                                                   1,975,000
                                                                  -----------
  Energy, Oil & Gas 4.6%
  Benton Oil & Gas 9.375%, '07                      325M             195,000
  Energy Corp.  9.5%, '07                           500M             280,000
  Giant Industries 9%, '07                          940M             843,650
  Nuevo Energy Co.
    9.5%, '08 (a)                                   575M             575,000
  Petsec Energy 9.5%, '07                         1,500M             787,500
  Trinton Energy 9.25%, '05                         475M             480,938
  Western Gas Resources
    10%, '09                                      1,000M           1,037,500
                                                                  -----------
                                                                   4,199,588
                                                                  -----------

--------------------------------------------------------------------------------
                                             Principal Amount       Value
                                                (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

  Entertainment/Gaming 9.8%
  Ameristar Casinos 10.5%, '04                    1,000M          $1,007,500
  Argosy Gaming 10.75%, '09                       1,000M           1,050,000
  Boyd Gaming 9.5%, '07                           1,000M             982,500
  Coast Hotels & Casino
    9.5%, '09                                     1,000M             950,000
  Hollywood Casinos
    13%, '06 (a)                                  1,000M           1,062,500
  Hollywood Park Inc.
    9.25%, '07                                    1,000M             990,000
  Isle of Capri Casinos
    8.75%, '09                                    1,100M           1,023,000
  Loews Cineplex 8.875%, '08                      1,000M             932,500
  Premier Parks
    0%, '03
    10%, '08                                      1,500M           1,023,750
                                                                  -----------
                                                                   9,021,750
                                                                  -----------
  Financial Services 0.8%
  Contifinancial 8.375%, '03                      1,000M             160,000
  Crown Castle Int'l. Corp.
    9%, '11                                         550M             541,750
                                                                  -----------
                                                                     701,750
                                                                  -----------
  Food/Restaurants 1.7%
  Aurora Foods 9.875%, '07                        1,000M           1,025,000
  Sun World Int'l. 11.25%, '04                      500M             518,750
                                                                  -----------
                                                                   1,543,750
                                                                  -----------
  Hospitals and Healthcare/Medical
    Technology 3.3%
  Lifepoint Hospital
    10.75%, '09 (a)                               1,000M           1,035,000
  Prime Medical 8.75%, '08                        1,000M             927,500
  Unilab Finance
    12.75%, '09 (a)                               1,000M           1,027,500
                                                                  -----------
                                                                   2,990,000
                                                                  -----------
  Information Technology 0.6%
  Unisys Corp.  11.75%, '04                         500M             552,500
                                                                  -----------
  Manufacturing 3.1%
  Holley Performance
    12.25%, '07 (a)                               1,000M             945,000
  Packaging Corp.
    9.625%, '09                                   1,000M           1,033,750
  Transdigm Inc.
    10.375%, '08                                  1,000M             890,000
                                                                  -----------
                                                                   2,868,750
                                                                  -----------
  Metals/Minerals 4.4%
**Acme Metals 0.00%, '07                          1,000M             188,750
  AK Steel Corp.  7.875%, '09                     1,000M             950,000
  Bulong Operations Pty.
    12.5%, '08                                    1,000M             920,000
  Kaiser Aluminum

   12.75%, '03                                    1,000M             992,500
  National Steel Corp.
    9.875%, '09                                   1,000M           1,025,000
                                                                  -----------
                                                                   4,076,250
                                                                  -----------

52                                                                (continued)

Sentinel High Yield Bond Fund
Investment in Securities (cont'd)
at November 30, 1999

--------------------------------------------------------------------------------
                                          Principal Amount         Value
                                            (M=$1,000)           (Note 1)
--------------------------------------------------------------------------------

  Paper & Printing 6.4%
  Domtar Inc.  9.5%, '16                      1,000M           $ 1,065,000
  Merrill Corp. 12%, '09 (a)                  1,000M               973,750
  Repap New Brunswick
    11.5%, '04                                1,000M             1,022,500
  Riverwood Int'l
    10.25%, '06                               1,000M             1,025,000
  Riverwood Int'l
    10.875%, '08                                500M               500,000
  Stone Containers
    10.75%, '02                               1,000M             1,031,250
  Tembec Industries
    8.625%, '09                                 250M               253,125
                                                               ------------
                                                                 5,870,625
                                                               ------------
  Retail 2.4%
  Advance Stores 10.25%, '08                  1,000M               870,000
  Ames Department Stores
    10%, '06                                  1,000M               985,000
  MTS Inc.  9.375%, '05                         500M               342,500
                                                               ------------
                                                                 2,197,500
                                                               ------------
  Service 3.6%
  AFC Enterprises 10.25%, '07                   500M               501,250
  American Lawyer 9.75%, '07                  1,000M               947,500
  Budget Group Inc.
    9.125%, '06                               1,000M               900,000
  United Rentals 9.25%, '09                   1,000M               940,000
                                                               ------------
                                                                 3,288,750
                                                               ------------
  Shipping/Transportation 1.2%
  Greyhound Lines 11.5%, '07                  1,000M             1,127,500
                                                               ------------
  Telecommunications 19.3%
  Adelphia Business
    0%, '01
    13%, '03                                    500M               442,500
  Alestra SA 12.125%, '06 (a)                 1,000M               990,000
  American Communications
    10.25%, '08                               1,000M               945,000
  AMSC Acquistion
    12.25%, '08                               1,000M               760,000
  Global Cossing
    9.125%, '06 (a)                           1,000M               985,000
  Hermes Europe Railtel
    10.375%, '09                              1,000M               985,000
  Intermedia Communications
    0%, '02
    11.25%, '07                               1,575M             1,134,000
  Jordan Telecommunications
    9.875%, '07                               1,000M               970,000
  Level 3 Communications
    9.125%, '08                               1,500M             1,421,250
  McLeodUSA Inc.
    0%, '02
    10.5%, '07                                  450M               361,125
  McLeodUSA Inc.  9.5%, '08                   1,000M             1,007,500
  Microcell Telecommunications
    0%, '04
    12%, '09                                  1,500M               930,000
  RCN Corp.
    0%, '02
    11.125%, '07                              1,800M             1,278,000
  Rural Cellular Corp.
    9.625%, '08                               1,000M             1,050,000
  Telewest Communications
    0%, '00
    11%, '07                                  1,500M             1,389,375
  Twenty-First Century Telecom
    0%, '03                                   1,100M               500,500
  Williams Communications
    10.875%, '09                              1,500M             1,571,250
  Winstar Communications
    10%, '08                                  1,100M             1,003,750
                                                               ------------
                                                                17,724,250
                                                               ------------
 Wireless Communications 7.1%
  Nextel Communications
    0%, '03
    9.95%, '08                                1,500M             1,065,000
  NEXTLINK Communications
    0%, '04
    12.25%, '09                               1,400M               843,500
  Price Comm. Cellular
    11.75%, '07                               1,000M             1,105,000
  Telecorp 0%, '04 (a)                        1,000M               650,000
  Tritel PCS Inc.
    0%, '04
    12.75%, '09 (a)                           1,100M               704,000
  Triton PCS Inc.
    0%, '03
    11%, '08                                    900M               635,625
  Voicestream 10.375%, '09                    1,500M             1,560,000
                                                               ------------
                                                                 6,563,125
                                                               ------------
  Total Bonds
    (Cost $86,583,135)                                          82,909,213
                                                               ------------
  Corporate Convertible Bonds 0.6%
  Industrial
  Exide Corp.  2.9%, `05 (a)
    (Cost $688,141)                           1,000M               525,000
                                                               ------------
  U.S. Government Agency
    Obligations 0.8%
  Student Loan Marketing Association
  Agency Discount Note:
  5.57%, 12/01/99
    (Cost $713,000)                             713M               713,000
                                                               ------------
  Total Investments
    (Cost $93,686,438)***                                       89,184,595

  Excess of Other Assets
  Over Liabilities 2.8%                                          2,586,880
                                                               ------------
  Net Assets                                                   $91,771,475
                                                               ============

--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 1999, the market value of rule 144A securities amounted to $12,262,437 or 13.4% of net assets.
  * Non-income producing.
 ** Bond in default.
*** Also cost for federal income tax purposes. At November 30, 1999, unrealized depreciation for federal income tax purposes aggregated $4,501,843 of which $1,290,923 related to appreciated securities and $5,792,766 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                        $  89,184,595
Cash and cash equivalents                                          47,235
Receivable for securities sold                                    844,889
Receivable for fund shares sold                                    70,310
Receivable for interest and dividends                           1,880,779
                                                            --------------
   Total Assets                                                92,027,808
                                                            --------------
Liabilities
Payable for fund shares repurchased                               134,019
Accrued expenses                                                   27,962
Management fee payable                                             56,379
Distribution fee payable (Class A Shares)                          10,121
Distribution fee payable (Class B Shares)                          19,019
Distribution fee payable (Class C Shares)                           1,239
Fund service fee payable                                            7,594
                                                            --------------
   Total Liabilities                                              256,333
                                                            --------------
Net Assets Applicable to Outstanding Shares                 $  91,771,475
                                                            ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$28,252,770 / 3,074,099 shares outstanding                  $        9.19
Sales Charge -- 4.00% of offering price                              0.38
                                                            --------------
Maximum Offering Price                                      $        9.57
                                                            ==============
   Class B Shares
$59,518,201 / 6,481,635 shares outstanding                  $        9.18
                                                            ==============
   Class C Shares
$4,000,504 / 435,185 shares outstanding                     $        9.19
                                                            ==============
Net Assets Represent
Capital stock at par value                                  $      99,909
Paid-in capital                                               102,195,561
Accumulated undistributed net investment income                    11,450
Accumulated undistributed net realized loss
 on investments                                                (6,033,602)
Unrealized depreciation of investments                         (4,501,843)
                                                            --------------
Net Assets                                                  $  91,771,475
                                                            ==============
Investments at Cost                                         $  93,686,438
                                                            ==============

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                   $     334,092
Interest                                                        8,996,183
                                                            --------------
  Total Income                                                  9,330,275
                                                            --------------
Expenses:
Management advisory fee                                           696,470
Transfer agent and custodian                                      122,041
Distribution expense (Class A Shares)                              61,534
Distribution expense (Class B Shares)                             407,422
Distribution expense (Class C Shares)                              25,611
Accounting services                                                26,465
Auditing fees                                                       9,550
Legal fees                                                          3,675
Reports and notices to shareholders                                 6,100
Registration and filing fees                                       25,479
Directors' fees and expenses                                        8,404
Other                                                              30,712
                                                            --------------
    Total Expenses                                              1,423,463
    Expense Offset                                                 (7,521)
                                                            --------------
    Net Expenses                                                1,415,942
                                                            --------------
Net Investment Income                                           7,914,333
                                                            --------------
Realized and Unrealized Loss  on Investments
Net realized loss on sales of investments                      (4,543,183)
Net change in unrealized depreciation                          (1,021,632)
                                                            --------------
Net Realized and Unrealized Loss on Investments                (5,564,815)
                                                            --------------
Net Increase in Net Assets from Operations                  $   2,349,518
                                                            ==============

See Notes to Financial Statements.
54

Sentinel High Yield Bond Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                  Year                Year
                                                                 Ended               Ended
                                                               11/30/99            11/30/98
                                                             ------------        ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                        $  7,914,333        $  5,889,537
Net realized loss on sales of investments                      (4,543,183)         (1,490,419)
Net change in unrealized depreciation                          (1,021,632)         (4,106,785)
                                                             -------------       -------------
Net increase in net assets from operations                      2,349,518             292,333
                                                             -------------       -------------

Distributions to Shareholders
From net investment income
   Class A Shares                                              (2,706,580)         (2,030,629)
   Class B Shares                                              (4,996,164)         (3,810,264)
   Class C Shares                                                (205,162)            (47,427)
From net realized gain on investments
   Class A Shares                                                       -            (106,907)
   Class B Shares                                                       -            (291,716)
   Class C Shares                                                       -                   -
                                                             -------------       -------------
Total distributions to shareholders                            (7,907,906)         (6,286,943)
                                                             -------------       -------------

From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                               8,535,916          25,055,794
   Class B Shares                                              13,454,832          28,434,192
   Class C Shares                                               5,141,165           1,996,985
Net asset value of shares in reinvestment
    of dividends and distributions
   Class A Shares                                               1,776,689           1,504,347
   Class B Shares                                               2,066,854           1,375,149
   Class C Shares                                                 249,194              43,607
                                                             -------------       -------------
                                                               31,224,650          58,410,074
Less: Payments for shares reacquired
   Class A Shares                                             (11,352,238)         (4,351,448)
   Class B Shares                                              (8,351,256)         (3,955,134)
   Class C Shares                                              (3,177,472)            (14,589)
                                                             -------------       -------------
Increase in net assets from capital share transactions          8,343,684          50,088,903
                                                             -------------       -------------
Total Increase in Net Assets for period                         2,785,296          44,094,293
Net Assets: Beginning of period                                88,986,179          44,891,886
                                                             -------------       -------------
Net Assets: End of period                                    $ 91,771,475        $ 88,986,179
                                                             =============       =============
Undistributed Net Investment
  Income at End of Period                                    $     11,450        $      4,996
                                                             =============       =============

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Financial Highlights

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                           Period
                                                            Year Ended  Year Ended          Ended
Class A Shares                                                11/30/99    11/30/98   11/30/97 (A)
                                                            ----------  ----------   ------------
Net asset value at beginning of period                         $  9.75     $ 10.41        $ 10.00
                                                               --------    --------       --------
Income (Loss) from Investment Operations
Net investment income                                             0.84        0.87           0.32
Net realized and unrealized gain (loss) on investments           (0.56)      (0.58)          0.41
                                                               --------    --------       --------
Total from investment operations                                  0.28        0.29           0.73
                                                               --------    --------       --------

Less Distributions
Dividends from net investment income                              0.84        0.86           0.32
Distributions from realized gains on investments                     -        0.09              -
                                                               --------    --------       --------
Total Distributions                                               0.84        0.95           0.32
                                                               --------    --------       --------
Net asset value at end of period                               $  9.19     $  9.75        $ 10.41
                                                               ========    ========       ========
Total Return (%) *                                                 3.0         2.7            7.3++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.21        1.26           1.20+
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.22        1.28           1.26+
Ratio of net investment income to average net assets (%)          8.83        8.42           7.80+
Portfolio turnover rate (%)                                        144         139            133
Net assets at end of period (000 omitted)                      $28,253     $31,120        $11,084

(A)  Commenced operations June 23, 1997.
(B)  Commenced operations May 4, 1998.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.
56

Sentinel High Yield Bond Fund
Financial Highlights (cont'd.)

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended      Period Ended
Class B Shares                                            11/30/99 (C)   11/30/98 (C)   11/30/97 (A)(C)
                                                          ------------   ------------   ---------------
Net asset value at beginning of period                         $  9.74        $ 10.40           $ 10.00
                                                               --------       --------          --------
Income (Loss) from Investment Operations
Net investment income                                             0.79           0.84              0.32
Net realized and unrealized gain (loss) on investments           (0.56)         (0.57)             0.39
                                                               --------       --------          --------
Total from investment operations                                  0.23           0.27              0.71
                                                               --------       --------          --------
Less Distributions
Dividends from net investment income                              0.79           0.84              0.31
Distributions from realized gains on investments -                   -           0.09                 -
                                                               --------       --------          --------
Total Distributions                                               0.79           0.93              0.31
                                                               --------       --------          --------
Net asset value at end of period                               $  9.18        $  9.74           $ 10.40
                                                               ========       ========          ========
Total Return (%) *                                                 2.5            2.4               7.2++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.65           1.49              1.30+
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.66           1.52              1.34+
Ratio of net investment income to average net assets (%)          8.40           8.19              7.70+
Portfolio turnover rate (%)                                        144            139               133
Net assets at end of period (000 omitted)                      $59,518        $55,911           $33,808

(A)  Commenced operations June 23, 1997.
(B)  Commenced operations May 4, 1998.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Financial Highlights (cont'd.)

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                  Period
                                                           Year Ended     5/4/98 through
Class C Shares                                           11/30/99 (C)    11/30/98 (B)(C)
                                                         ------------    ---------------
Net asset value at beginning of period                         $ 9.75             $10.70
                                                               -------            -------
Income (Loss) from Investment Operations
Net investment income                                            0.72               0.41
Net realized and unrealized gain (loss) on investments          (0.56)             (0.91)
                                                               -------            -------
Total from investment operations                                 0.16              (0.50)
                                                                -------            -------

Less Distributions
Dividends from net investment income                             0.72               0.45
Distributions from realized gains on investments -                  -                  -
                                                               -------            -------
otal Distributions                                               0.72               0.45
                                                               -------            -------
Net asset value at end of period                               $ 9.19             $ 9.75
                                                               =======            =======
Total Return (%) *                                                1.7               (4.7)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  2.41               2.05+

atio of expenses to average net assets before
   expense reductions (%) **                                     2.42               2.06+
Ratio of net investment income to average net assets (%)         7.69               7.63+
Portfolio turnover rate (%)                                       144                139
Net assets at end of period (000 omitted)                      $4,001             $1,956

(A)  Commenced operations June 23, 1997.
(B)  Commenced operations May 4, 1998.
(C)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.
58

Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

                              Sentinel Bond Fund

During the first three quarters of the year, we opportunistically reduced the Fund's duration during some of the bond market's brief rally periods.

The Sentinel Bond Fund had a total return of -1.9% for the fiscal year ended November 30, 1999, slightly below the -1.7% average return of the A-rated Corporate Debt Funds tracked by Lipper Analytical Services. The Lehman Aggregate Index, which is considered a good proxy for the overall bond market, returned 0.0% for the same period. The disparity between the performance of the Bond Fund and the Lehman Aggregate Index was mostly attributable to the Bond Fund's higher interest rate sensitivity relative to that of the index, which hurt the Fund's performance as interest rates rose over the course of the year.

After the yield on the 30-year Treasury reached a record low of 4.69% in the fall of 1998, interest rates climbed as investors began to unwind the flight-to-quality trade that followed last year's Russian financial crisis and the headline-grabbing collapse of a major hedge fund. On top of the natural market forces pushing interest rates higher as this year progressed, the Federal Reserve was clearly becoming increasingly concerned about the inflationary pressures that seemed to be building in the economy, as Gross Domestic Product
(GDP) growth remained robust and commodity prices, particularly oil, began trending upward. A 25-basis point increase in the Fed Funds target rate in June was followed by two more 25-basis point Fed Funds hikes, one in August and another in November. Together, these increases amounted to a full reversal of the 75-basis point reduction in the Fed Funds rate implemented by the central bank last year.

After tightening in the first quarter as last year's flight-to-quality trade was unwound, corporate bond spreads widened significantly in this year's second and third quarters as the market became flooded with new issues. This heavy new issue supply in the middle part of the year was driven by historically low interest rates as well as the accelerated financing activities of corporate treasurers worried that Year 2000 concerns would limit accessibility to the capital markets in the latter part of the year. With the acceleration of so much new issuance into this period, supply towards the end of year all but evaporated, leading to a sharp tightening of spreads in the fourth quarter.

--------------------------------------------------------------------------------
Average Annual Total Return - Class A Shares
Through 11/30/99

                                   w/sales                            w/o sales
Period                             charge+                              charge
 1 Year                             -5.9%                               -1.9%
--------------------------------------------------------------------------------
 5 Years                             6.1%                                7.0%
--------------------------------------------------------------------------------
10 Years                             6.9%                                7.3%
--------------------------------------------------------------------------------
+Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Bond Fund Performance - Class A Shares
Ten Years Ended 11/30/99

                                    [GRAPH]

              Sentinel           Lehman          Lipper A-Rated
               Bond             Aggregate          Corp. Bond
               Fund            Bond Index*        Fund Average
              --------         -----------       --------------
               10,000            10,000             10,000
               10,159            10,533             10,758
               11,744            12,080             12,308
               12,856            13,215             13,399
               14,622            14,986             14,858
               13,905            14,406             14,403
               16,516            17,042             16,945
               17,257            17,930             17,973
               18,414            19,181             19,331
               19,879            20,752             21,158
               19,497            20,393             21,149

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.


Chart Ending Values & Legend
Ten years ended 11/30/99

Sentinel Bond Fund                                                       $19,497

Lehman Aggregate Bond Index*                                             $21,149

Lipper A-Rated Corp. Bond Fund Average                                   $20,393


*An unmanaged index of bonds reflecting average prices in the bond market.

During the first three quarters of the year, we opportunistically reduced the Fund's duration during some of the bond market's brief rally periods. Thus, as the general level of rates continued to rise, the price impact on the Bond Fund's holdings was less detrimental to the Fund's performance. Beginning in mid to late summer, we implemented some timely increases to the Fund's corporate exposure, as we began to sense that new issue supply would slow, resulting in improved technical conditions.

Looking forward, we intend to continue managing the Fund in a manner that will allow us to attain its objective of high current income and capital preservation.

/s/ William C. Kane

William C. Kane, CFA

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Bond Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                                   Principal Amount    Value
                                                      (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------

U.S.Government Obligations 38.2%
U.S. Treasury Obligations 12.6%
10-Year:
 Note 5.50%, '09                                         2,500M     $ 2,379,525
                                                                   -------------
30-Year:
 Bond 7.25%, '16                                         4,500M       4,790,700
 Bond 6%, '26                                            1,500M       1,406,010
 Bond 6.125%, '29                                        4,500M       4,412,025
                                                                   -------------
                                                                     10,608,735
                                                                   -------------
Total U.S. Treasury Obligations                                      12,988,260
                                                                   -------------
U.S. Government Agency Obligations 25.6%
Federal Home Loan Mortgage Corporation 5.6%
Agency Discount Note:
 5.5%, 12/02/99                                          1,000M         999,847
                                                                   -------------
Collateralized Mortgage Obligations:
 FHLMC 1754(DC),
 8.5%, '03                                               3,000M       3,094,620
                                                                   -------------
Mortgage-Backed Securities:
5-Year Balloon:
 6.5%, '01                                                 683M         674,236
                                                                   -------------
30-Year:
 8%, '08                                                   938M         970,752
                                                                   -------------
Total Federal Home Loan
 Mortgage Corporation                                                 5,739,455
                                                                   -------------
Federal National Mortgage Association 16.3%
Mortgage-Backed Securities:
10-Year:
 7.5%, '04                                                 261M         263,539
                                                                   -------------
15-Year:
 8.5%, '10                                                 576M         590,750
                                                                   -------------
30-Year:
 10%, '17                                                  539M         581,115
 10%, '17                                                  680M         732,562
 7.5%, '22                                               1,204M       1,217,135
 8%, '22                                                 1,682M       1,723,253
 9.5%, '24                                                 809M         857,788
 8.5%, '26                                               1,859M       1,918,202
 6%, '28                                                 1,026M         954,625
 7%, '28                                                 1,226M       1,200,661
 7%, '28                                                 2,129M       2,082,707
 8.5%, '28                                               1,878M       1,937,732
 7%, '29                                                 2,744M       2,686,974
                                                                   -------------
                                                                     15,892,754
                                                                   -------------
Total Federal National
 Mortgage Association                                                16,747,043
                                                                   -------------
Government National Mortgage Association 3.7%
Mortgage-Backed Securities:
30-year:
 13%, '11                                                    7M           8,331
 13%, '13                                                   409             473
 7.5%, '23                                               1,878M       1,889,387
 7.5%, '29                                               1,955M       1,945,471
                                                                   -------------
Total Government National
 Mortgage Association                                                 3,843,662
                                                                   -------------
Total U.S. Government
 Agency Obligations                                                  26,330,160
                                                                   -------------
Total U.S. Government Obligations
(Cost $40,252,139)                                                   39,318,420
                                                                   -------------

Bonds 59.8%
Aerospace 2.7%
Lockheed Martin Corp.
 8.5%, '29                                               1,500M       1,483,125
Raytheon Co. 7%, '28                                     1,500M       1,293,750
                                                                   -------------
                                                                      2,776,875
                                                                   -------------
Automobile & Auto Parts 3.0%
Ford Motor Company
 6.375%, '29                                             2,500M       2,143,750
Lear Corporation
 7.96%, '05 (a)                                          1,000M         972,500
                                                                   -------------
                                                                      3,116,250
                                                                   -------------
Building Materials/Construction 2.1%
Owens Corning 7.5%, '05                                  2,200M       2,134,000
                                                                   -------------
Chemicals 3.7%
IMC Global Inc. 7.4%, '02                                2,000M       1,985,000
Rohm & Haas Co. 7.4%, '09                                1,750M       1,767,500
                                                                   -------------
                                                                      3,752,500
                                                                   -------------
Containers & Packaging 1.9%
Crown Cork & Seal
 7.125%, '02                                             2,000M       1,980,000
                                                                   -------------
Computer Products & Services 2.5%
Sun Microsystems Inc.
 7%, '02                                                 2,500M       2,503,125
                                                                   -------------
Energy 2.8%
Kinder Morgan Inc.
 6.45%, '03                                              1,500M       1,455,000
Union Pacific Resources
 7.3%, '09                                               1,500M       1,458,750
                                                                   -------------
                                                                      2,913,750
                                                                   -------------
Financial Institutions 6.0%
Aristar 6.3%, '02                                        2,000M       1,972,500
Finova Capital Corp.
 7.25%, '04                                              2,000M       1,982,500
Household Finance Corp.
 7.2%, '06                                               2,250M       2,247,188
                                                                   -------------
                                                                      6,202,188
                                                                   -------------
Foreign Financial Institutions 3.7%
Banque National de Paris
 7.738%, '49 (a)                                         1,500M       1,396,875
Sanwa Bank LTD.
 8.35%, '09                                              1,000M       1,016,250
Societe Generale 7.64%, '49                              1,500M       1,381,875
                                                                   -------------
                                                                      3,795,000
                                                                   -------------
Foreign Industrial 4.9%
Ahold Finance 6.25%, '09                                 2,750M       2,550,625
Laidlaw Inc. 7.65%, '06                                  2,625M       2,483,906
                                                                   -------------
                                                                      5,034,531
                                                                   -------------
Foreign Utilities-Electric 1.8%
Korea Electric Power
 7.75%, '13                                              1,000M         936,250
Korea Electric Power
 7%, '27                                                 1,000M         930,000
                                                                   -------------
                                                                      1,866,250
                                                                   -------------
Industrial-Transportation 1.6%
ERAC USA Finance
 6.625%, '06 (a)                                         1,750M       1,669,062
                                                                   -------------
Lodging 1.7%
Marriott Int'l. Inc.
 6.625%, '03                                             1,750M       1,697,500
                                                                   -------------
Manufacturing   1.9%
Tyco International Group
 6.875%, '02                                             2,000M       1,977,500
                                                                   -------------
Real Estate Investment Trusts 1.6%
Simon Debartolo
 6.625%, '03                                             1,750M       1,680,000
                                                                   -------------
Retail 2.7%
J.C. Penney Inc. 7.25%, '02                              1,500M       1,477,500
Safeway Stores 7%, '02                                   1,250M       1,246,875
                                                                   -------------
                                                                      2,724,375
                                                                   -------------
Telecommunications 8.8%
AT & T Corp. 6.5%, '29                                   1,100M         963,875
Comsat 8.05%, '06                                        2,000M       2,124,980
MCI Worldcom Inc.
 6.4%, '05                                               2,000M       1,942,500
Sprint Capital Corp.
 6.875%, '28                                             2,000M       1,820,000
US West Capital Funding
 6.25%, '05                                              2,250M       2,145,938
                                                                   -------------
                                                                      8,997,293
                                                                   -------------
Tobacco 0.9%
Dimon Inc. 8.875%, '06                                   1,060M         960,625
                                                                   -------------
Utilities-Electric 5.5%
Calenergy Co. 7.52%, '08                                 2,250M       2,227,500
Cleveland Electric
 7.67%, '04                                              1,000M         996,250
CMS Energy Corp.
 6.75%, '04                                              1,000M         936,250
Duke Capital 7.5%, '09                                   1,500M       1,509,375
                                                                   -------------
                                                                      5,669,375
                                                                   -------------
Total Bonds
  (Cost $63,098,563)                                                 61,450,199
                                                                   -------------

Corporate Short-Term Notes 4.8%
Chevron Oil Finance
 5.78%,    02/14/00
 (Cost $4,939,792)                                       5,000M       4,939,792
                                                                   -------------
Total Investments
  (Cost $108,290,494)*                                              105,708,411

Excess of Liabilities
  Over Other Assets (2.8%)                                           (2,898,643)
                                                                   -------------
Net Assets                                                         $102,809,768
                                                                   =============

--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 1999, the market value of rule 144A securities amounted to $4,038,437 or 3.9% of net assets.
* Also cost for federal income tax purposes. At November 30, 1999, unrealized depreciation for federal income tax purposes aggregated $2,582,083 of which $396,400 related to appreciated securities and $2,978,483 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                               $105,708,411
Cash and cash equivalents                                             1,815,007
Receivable for securities sold                                           27,299
Receivable for fund shares sold                                          56,625
Receivable for interest                                               1,246,442
Receivable from fund administrator                                       75,057
                                                                 ---------------
 Total Assets                                                       108,928,841
                                                                 ---------------

Liabilities
Payable for securities purchased                                      5,927,155
Payable for fund shares repurchased                                      61,959
Accrued expenses                                                         30,389
Management fee payable                                                   44,670
Distribution fee payable (Class A Shares)                                31,128
Distribution fee payable (Class B Shares)                                13,658
Fund service fee payable                                                 10,114
                                                                 ---------------
 Total Liabilities                                                    6,119,073
                                                                 ---------------
Net Assets Applicable to Outstanding Shares                        $102,809,768
                                                                 ===============
Net Asset Value and Offering Price per Share
 Class A Shares
$82,106,965 / 13,816,817 shares outstanding                        $       5.94
Sales Charge-- 4.00% of offering price                                     0.25
                                                                 ---------------
Maximum Offering Price                                             $       6.19
                                                                 ===============
 Class B Shares
$20,702,803 / 3,475,577 shares outstanding                         $       5.96
                                                                 ===============

Net Assets Represent
Capital stock at par value                                         $    172,924
Paid-in capital                                                     112,134,563
Accumulated undistributed net investment income                           4,938
Accumulated undistributed net realized loss
 on investments                                                      (6,920,574)
Unrealized depreciation of investments                               (2,582,083)
                                                                 ---------------
Net Assets                                                         $102,809,768
                                                                 ===============
Investments at Cost                                                $108,290,494
                                                                 ===============

Sentinel Bond Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                           $  7,379,660
                                                                 ---------------
Expenses:
Management advisory fee                                                 554,979
Transfer agent and custodian                                            151,765
Distribution expense (Class A Shares)                                   171,814
Distribution expense (Class B Shares)                                   191,442
Accounting services                                                      29,810
Auditing fees                                                             8,000
Legal fees                                                                3,500
Reports and notices to shareholders                                       9,300
Registration and filing fees                                             22,667
Directors' fees and expenses                                              9,511
Other                                                                     5,162
                                                                 ---------------
 Total Expenses                                                       1,157,950
 Expense Reimbursement                                                 (193,141)
 Expense Offset                                                         (23,450)
                                                                 ---------------
 Net Expenses                                                           941,359
                                                                 ---------------
Net Investment Income                                                 6,438,301
                                                                 ---------------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                            (3,126,993)
Net change in unrealized depreciation                                (5,479,635)
                                                                 ---------------
Net Realized and Unrealized Loss on Investments                      (8,606,628)
                                                                 ---------------
Net Decrease in Net Assets from Operations                         $ (2,168,327)
                                                                 ===============



See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                          Year                Year
                                                                         Ended               Ended
                                                                      11/30/99            11/30/98
                                                                ---------------     ---------------
Increase (Decrease) in Net Assets from Operations
Net Investment income                                             $  6,438,301        $  6,202,098
Net realized gain (loss) on sales of investments                    (3,126,993)            528,645
Net change in unrealized appreciation (depreciation)                (5,479,635)            759,337
                                                                ---------------     ---------------
Net increase (decrease) in net assets from operations               (2,168,327)          7,490,080
                                                                ---------------     ---------------

Distributions to Shareholders
From net investment income
 Class A Shares                                                     (5,373,942)         (5,570,866)
 Class B Shares                                                     (1,033,897)           (610,309)
From net realized gain on investments
 Class A Shares                                                             --                  --
 Class B Shares                                                             --                  --
                                                                ---------------     ---------------
Total distributions to shareholders                                 (6,407,839)         (6,181,175)
                                                                ---------------     ---------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                                     28,365,253          15,581,402
 Class B Shares                                                      9,007,466          10,004,831
Net asset value of shares in reinvestment
  of dividends and distributions
 Class A Shares                                                      3,533,989           3,791,071
 Class B Shares                                                        757,141             396,798
                                                                ---------------     ---------------
                                                                    41,663,849          29,774,102
Less: Payments for shares reacquired
 Class A Shares                                                    (34,076,541)        (18,008,356)
 Class B Shares                                                     (4,099,087)         (2,048,004)
                                                                ---------------     ---------------
Increase in net assets from capital share transactions               3,488,221           9,717,742
                                                                ---------------     ---------------
Total Increase (Decrease) in Net Assets for period                  (5,087,945)         11,026,647
Net Assets: Beginning of period                                    107,897,713          96,871,066
                                                                ---------------     ---------------
Net Assets: End of period                                         $102,809,768        $107,897,713
                                                                ===============     ===============

Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period                           $      4,938        $    (11,851)
                                                                ===============     ===============


See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


-----------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
Class A Shares                                                    11/30/99      11/30/98      11/30/97      11/30/96      11/30/95
                                                              ------------- ------------- ------------- ------------- -------------
Net asset value at beginning of period                             $  6.45       $  6.36       $  6.35       $  6.49      $   5.85
                                                              ------------- ------------- ------------- ------------- -------------

Income (Loss) from Investment Operations
Net investment income                                                 0.39          0.40          0.40          0.41          0.42
Net realized and unrealized gain (loss) on investments               (0.51)         0.09          0.01         (0.14)         0.64
                                                              ------------- ------------- ------------- ------------- -------------
Total from investment operations                                     (0.12)         0.49          0.41          0.27          1.06
                                                              ------------- ------------- ------------- ------------- -------------

Less Distributions
Dividends from net investment income                                  0.39          0.40          0.40          0.41          0.42
Distributions from realized gains on investments                        --            --            --            --            --
                                                              ------------- ------------- ------------- ------------- -------------
Total Distributions                                                   0.39          0.40          0.40          0.41          0.42
                                                              ------------- ------------- ------------- ------------- -------------
Net asset value at end of period                                   $  5.94       $  6.45       $  6.36       $  6.35      $   6.49
                                                              ============= ============= ============= ============= =============
Total Return (%) *                                                    (1.9)          8.0           6.7           4.5          18.8

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       0.73          0.77          0.97          0.98          0.99
Ratio of expenses to average net assets before
 expense reductions (%) **                                            0.94          0.95          0.99          1.00          1.03
Ratio of net investment income to average net assets (%)              6.29          6.26          6.37          6.46          6.81
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)                          6.10          6.11          6.37          6.46          6.81
Portfolio turnover rate (%)                                            207           147           130           176           237
Net assets at end of period (000 omitted)                          $82,107       $91,297       $88,756       $99,408      $108,755

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Eight
                                                                Year Ended        Year Ended        Year Ended      Months Ended
Class B Shares                                                11/30/99 (B)      11/30/98 (B)      11/30/97 (B)   11/30/96 (A)(B)
                                                          ----------------- ----------------- ----------------- -----------------
Net asset value at beginning of period                             $  6.46           $  6.38            $ 6.36            $ 6.30
                                                          ----------------- ----------------- ----------------- -----------------

Income (Loss) from Investment Operations
Net investment income                                                 0.33              0.34              0.34              0.21
Net realized and unrealized gain (loss) on investments               (0.50)             0.08              0.02              0.06
                                                          ----------------- ----------------- ----------------- -----------------
Total from investment operations                                     (0.17)             0.42              0.36              0.27
                                                          ----------------- ----------------- ----------------- -----------------

Less Distributions
Dividends from net investment income                                  0.33              0.34              0.34              0.21
Distributions from realized gains on investments                        --                --                --                --
                                                          ----------------- ----------------- ----------------- -----------------
Total Distributions                                                   0.33              0.34              0.34              0.21
                                                          ----------------- ----------------- ----------------- -----------------
Net asset value at end of period                                   $  5.96           $  6.46            $ 6.38            $ 6.36
                                                          ================= ================= ================= =================
Total Return (%) *                                                    (2.6)              6.8               5.9               4.5 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       1.63              1.64              1.87              2.16 +
Ratio of expenses to average net assets before
 expense reductions (%) **                                            1.81              1.84              1.90              2.18 +
Ratio of net investment income to average net assets (%)              5.41              5.40              5.46              5.28 +
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)                          5.25              5.22              5.46              5.28 +
Portfolio turnover rate (%)                                            207               147               130               176
Net assets at end of period (000 omitted)                          $20,703           $16,601            $8,115            $4,714

(A) Commenced operations April 1, 1996.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

  Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds which are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

The taxable equivalent yield of the Sentinel Tax-Free Income Fund as of 11/30/99 was 8.4% for an investor in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1999, the Sentinel Tax-Free Income Fund produced a total return of -2.8%, outperforming the -3.5% average return for the Lipper Analytical Services Inc. universe of general municipal debt funds. The Lehman Municipal Bond Index returned -1.1% for the same period.

Municipal interest rates rose throughout 1999 as the Federal Reserve increased the federal funds rate three times in the face of strong economic growth, even though the rate of inflation has been relatively stable. It seems that the robust capital spending by corporations, concentrated in high-technology equipment, has expanded the productive capacity of the U.S. economy. This has the effect of increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of municipals is exempt from federal income tax. The taxable equivalent yield of the Sentinel Tax-Free Income Fund as of 11/30/99 was 8.4% for an investor in the 39.6% federal income tax bracket. This compares favorably to corporate, government and mortgage backed securities. We recommend municipals to investors who are looking to maximize the risk adjusted, after-tax cash flows in their fixed income portfolios.

We believe that interest rates are near a peak for this cycle and therefore bonds represent good value as we head into the year 2000. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.


/s/ Kenneth J. Hart

Kenneth J. Hart


--------------------------------------------------------------------------------
Average Annual Total Return
Through 11/30/99

                                    w/sales                         w/o sales
Period                              charge+                           charge
1 Year                              -6.7%                             -2.8%
--------------------------------------------------------------------------------
5 Years                              5.3%                              6.2%
--------------------------------------------------------------------------------
Since Inception*                     6.1%                              6.6%
--------------------------------------------------------------------------------
*10/1/90
+ Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinel Tax-Free Income Fund Performance
10/1/90 inception through 11/30/99

                                    [GRAPH]

                                                                   Lipper
         Sentinel                   Lehman                         General
         Tax-Free                  Municipal                    Municipal Debt
       Income Fund                Bond Index*                    Fund Average
       -----------                -----------                   --------------
          9,500                     10,000                          10,000
          9,890                     10,382                          10,386
         10,897                     11,418                          11,452
         11,988                     12,565                          12,600
         13,416                     14,004                          13,997
         12,739                     13,096                          13,262
         14,780                     15,529                          15,769
         15,418                     16,292                          16,695
         16,475                     17,419                          17,892
         17,702                     18,607                          19,281
         17,208                     17,953                          19,074


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Chart Ending Values & Legend
10/1/90 inception through 11/30/99

Sentinel Tax-Free Income Fund                                           $17,208

Lehman Municipal Bond Index*                                            $19,074

Lipper General Municipal Debt Fund Average                              $17,953

*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 1999
-------------------------------------------------------------
                                 Principal Amount   Value
                                    (M=$1,000)    (Note 1)
-------------------------------------------------------------
Bonds 97.4%
California 10.5%
Foothill/Eastern CA Toll
 6.500%, 01/01/32                     3,500M       $3,882,095
Foothill/Eastern CA Toll
 5.750%, 01/15/40                     2,000M        1,856,140
San Mateo Cnty. CA
 Power Rev. (AMBAC)
 6.500%, 07/01/15                     3,000M        3,334,380
                                                 ------------
                                                    9,072,615
                                                 ------------
Colorado 3.2%
Arapahoe County
 Capital Improvements
 6.950%, 08/31/20                     1,500M        1,700,865
Fairfax Water Authority Water
 7.250%, 01/01/27                     1,000M        1,022,410
                                                 ------------
                                                    2,723,275
                                                 ------------
Connecticut 2.7%
Bridgeport Ref. A
 6.125%, 03/01/05                     2,250M        2,361,825
                                                 ------------
Delaware 0.6%
Delaware Health Facility
 Auth. (MBIA)
 7.625%, 11/01/10                       500M          539,285
                                                 ------------
Florida 3.1%
Orange Cnty. Healthcare A
 (Prerefunded) (MBIA)
 6.250%, 10/01/13                       440M          477,862
Orange County
 Healthcare A (MBIA)
 6.250%, 10/01/13                     1,060M        1,152,294
University Community
 Hospital Income (FSA)
 7.500%, 09/01/11                     1,000M        1,045,580
                                                 ------------
                                                    2,675,736
                                                 ------------
Georgia 1.8%
State Housing &
 Finance Authority
 6.550%, 12/01/27                     1,485M        1,521,739
                                                 ------------
Hawaii 1.3%
Hawaii State Dept. of
 Budget & Finance (FSA)
 7.650%, 07/01/19                     1,000M        1,069,860
Hawaii State Housing Finance
 7.800%, 07/01/29                         5M            5,074
                                                 ------------
                                                    1,074,934
                                                 ------------
Idaho 0.3%
Idaho Housing Agency
 Series D-1
 8.000%, 01/01/20                       245M          260,756
                                                 ------------

Illinois 12.2%
Berwyn Corp. (AMBAC)
 4.250%, 12/01/15                     1,695M        1,411,088
Illinois Chicago University
 Aux. (MBIA)
 5.500%, 12/01/23                     1,000M          946,550
Illinois Educational
 Facs. Authority
 6.100%, 12/15/16                       560M          574,263
Illinois Housing
 Development Authority
  7.000%, 07/01/10                      990M        1,045,212
Illinois Metro
 Peir-Mccormick (FGIC)
 5.375%, 12/15/18                     2,250M        2,123,302
Illinois State Sales Tax
 6.000%, 06/15/12                     2,180M        2,274,634
Illinois State Sales
 Tax Revenue
 6.500%, 06/15/13                     1,000M        1,088,030
IL MC Henry County
 School (FSA)
 5.850%, 01/01/16                     1,000M        1,054,520
                                                 ------------
                                                   10,517,599
                                                 ------------
Indiana 0.1%
Indianapolis IN Economic
 Dev. Revenue
 7.800%, 12/01/17                        55M           56,527
                                                 ------------
Kansas 0.1%
Kansas City Leavenworth
 Cnty. & City of Lenexa
 Series A - Mtg. Rev.
 8.400%, 05/01/15                        80M           81,723
                                                 ------------
Louisiana 4.5%
Government Development
 Authority Revenue (AMBAC)
 5.250%, 12/01/18                     1,000M          938,270
New Orleans Ref. (FGIC)
 5.500%, 12/01/15                     1,000M          994,740
New Orleans Ref. (FGIC)
 5.500%, 12/01/16                     1,000M          984,820
New Orleans Ref. (FGIC)
 5.500%, 12/01/17                     1,000M          979,870
                                                 ------------
                                                    3,897,700
                                                 ------------
Massachusetts 4.7%
Massachusetts State
 G/O (FGIC)
 6.000%, 08/01/09                     1,000M        1,070,270
Massachusetts State G/O
 6.875%, 07/01/10                     1,000M        1,058,160
Mass. State Health &
 Educational Facs.New England
 Baptist Hospital Revenue
 7.300%, 07/01/11                     1,000M        1,064,580
Mass. Water Revenue (MBIA)
 5.000%, 08/01/24                     1,000M          870,880
                                                 ------------
                                                    4,063,890
                                                 ------------

Michigan 0.9%
Michigan State
 Building Authority
 6.250%, 10/01/20                       170M          175,158
Redford MI Union School
 (AMBAC)
 5.000%, 05/01/22                       750M          668,340
                                                 ------------
                                                      843,498
                                                 ------------
Missouri 1.3%
Central Missouri St.
 University (MBIA)
 7.000%, 07/01/14                     1,000M        1,060,050
Missouri Housing
 Development Comm.
 9.375%, 04/01/16                        15M           15,421
                                                 ------------
                                                    1,075,471
                                                 ------------
Nebraska 2.4%
Omaha Public
 Power District
 6.150%, 02/01/12                     1,000M        1,075,400
Omaha Public
 Power District
 7.625%, 02/01/12                     1,000M        1,004,430
                                                 ------------
                                                    2,079,830
                                                 ------------
New Mexico 3.0%
Sante Fe County NM
 Revenue (FSA)
 6.000%, 02/01/27                     2,500M        2,540,200
                                                 ------------
New York 17.9%
Monroe County NY G/O
 6.000%, 03/01/14                     1,000M        1,055,930
Monroe IDA
 5.375%, 04/01/29                       700M          610,470
New York City NY
 (Prerefunded)
 7.100%, 02/01/09                     1,105M        1,180,626
New York City NY
 7.100%, 02/01/09                        95M          100,632
NYC Municipal Water
 Fin. Authority
 7.000%, 06/15/09                       250M          262,593
NYC University
 Certificates of Participation
 5.750%, 08/15/05                     2,000M        2,085,520
New York NY
 Series G
 5.750%, 02/01/20                     1,600M        1,549,792
NY State Dorm.
 Authority
 6.375%, 07/01/08                     1,275M        1,344,692
NY State Dorm.
 Mental Health Services
 6.000%, 08/15/16                     2,800M        2,865,128
NY State Envir. Facs.
 Corp. (Prerefunded)
 7.250%, 06/15/10                        40M           42,537

                                                                     (continued)

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd.)
at November 30, 1999
-------------------------------------------------------------
                                  Principal Amount    Value
                                     (M=$1,000)     (Note 1)
-------------------------------------------------------------

New York (cont'd.)
NY State Environmental
 Facs. Corp.
 7.250%, 06/15/10                        10M      $    10,597
NY State Medical Care
 Facs. (Prerefunded)
 7.875%, 08/15/08                       175M          183,160
NY State Medical
 Care Facs.
 7.875%, 08/15/08                        75M           78,155
Triborough Bridge &
 Tunnel Authority
 6.000%, 01/01/12                     3,250M        3,436,550
Urban Development Corp.
 Revenue (AMBAC)
 4.750%, 01/01/28                       750M          617,295
                                                 ------------
                                                   15,423,677
                                                 ------------
Pennsylvania 5.4%
Lancaster Sewer
 Revenue (MBIA)
 4.500%, 04/01/18                     1,650M        1,380,209
Montgomery Cnty. Higher
 Edl. & Health
 8.300%, 06/01/10                       500M          520,250
Pennsylvania State G/O
 6.250%, 07/01/11                     2,000M        2,175,400
Southeast Delco School
 District (MBIA)
 0.000%, 02/01/10                     1,005M          588,307
                                                 ------------
                                                    4,664,166
                                                 ------------
Puerto Rico 3.0%
Puerto Rico Hwy. &
 Transportation
 5.500%, 07/01/36                     2,750M        2,554,695
                                                 ------------
Tennessee 2.4%
Lawrenceburg TN Electrical
 Revenue (MBIA)
 6.625%, 07/01/18                     1,910M        2,101,458
                                                 ------------
Texas 1.2%
North Central TX Health
 6.250%, 05/15/10                     1,000M        1,059,790
                                                 ------------
Utah 0.1%
Utah State Housing
 Finance Authority
 7.250%, 07/01/22                        10M           10,306
                                                 ------------
Vermont 4.8%
Vermont Education &
 Health Norwich
 6.000%, 09/01/13                     1,070M        1,064,939
Vermont Education &
 Health Norwich
 5.500%, 07/01/18                     2,295M        2,081,519
Vermont Education &
 Health St. Michaels
 7.050%, 10/01/16                       900M          977,103
                                                 ------------
                                                    4,123,561
                                                 ------------

Virginia 3.0%
VA Pocahontas Parkway
 5.500%, 08/15/28                     3,000M        2,553,480
                                                 ------------
Washington 6.9%
Snohomish County
 Washington School Dist.
 7.100%, 12/01/07                       500M          520,350
Washington State G/O
 6.200%, 03/01/11                     1,220M        1,321,687
Washington State
 Public Power
 7.625%, 07/01/10                       250M          263,673
Washington State
 Public Power (MBIA)
 7.125%, 07/01/16                     3,295M        3,786,383
                                                 ------------
                                                    5,892,093
                                                 ------------
Total Investments
(Cost $82,720,010)*                                83,769,829

Excess of Other Assets
 Over Liabilities 2.6%                              2,204,893
                                                 ------------
Net Assets                                        $85,974,722
                                                 ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $1,049,819 of which $2,878,660 related to appreciated securities and $1,828,841 related to depreciated securities.

  The following abbreviations are used in portfolio descriptions:

  (AMBAC) - Guaranteed by AMBAC Indemnity Corp.
  (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
  (FSA) - Guaranteed by Financial Security Assurance Inc.
  (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.
  G/O - General Obligation Bond

                                              See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                                $83,769,829
Cash and cash equivalents                                               565,996
Receivable for fund shares sold                                           7,098
Receivable for interest                                               1,805,638
Receivable from fund administrator                                       75,933
                                                                   ------------
 Total Assets                                                        86,224,494
                                                                   ------------

Liabilities
Payable for fund shares repurchased                                     161,361
Accrued expenses                                                         14,351
Management fee payable                                                   37,627
Distribution fee payable                                                 30,225
Fund service fee payable                                                  6,208
                                                                   ------------
 Total Liabilities                                                      249,772
                                                                   ------------
Net Assets Applicable to Outstanding Shares                         $85,974,722
                                                                   ============
Net Asset Value and Offering Price per Share
$85,974,722 / 6,822,312 shares outstanding                          $     12.60
Sales Charge-- 4.00% of offering price                                     0.53
                                                                   ------------
Maximum Offering Price                                              $     13.13
                                                                   ============
Net Assets Represent
Capital stock at par value                                          $    68,223
Paid-in capital                                                      85,518,421
Accumulated undistributed net investment income                           6,690
Accumulated undistributed net realized loss
 on investments                                                        (668,431)
Unrealized appreciation of investments                                1,049,819
                                                                   ------------
Net Assets                                                          $85,974,722
                                                                   ============
Investments at Cost                                                 $82,720,010
                                                                   ============


Sentinel Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 4,934,683
                                                                   ------------
Expenses:
Management advisory fee                                                 468,095
Transfer agent and custodian                                             87,548
Distribution expense                                                    177,146
Accounting services                                                      25,100
Auditing fees                                                             7,500
Legal fees                                                                2,500
Reports and notices to shareholders                                       6,500
Registration and filing fees                                             13,241
Directors' fees and expenses                                              8,146
Other                                                                    12,522
                                                                   ------------
 Total Expenses                                                         808,298
 Expense Reimbursement                                                 (159,034)
 Expense Offset                                                          (5,298)
                                                                   ------------
 Net Expenses                                                           643,966
                                                                   ------------
Net Investment Income                                                 4,290,717
                                                                   ------------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                              (668,431)
Net change in unrealized appreciation (depreciation)                 (6,235,157)
                                                                   ------------
Net Realized and Unrealized Loss on Investments                      (6,903,588)
                                                                   ------------
Net Decrease in Net Assets from Operations                          $(2,612,871)
                                                                   ============


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Changes in Net Assets


------------------------------------------------------------------------------------

                                                                Year            Year
                                                               Ended           Ended
                                                            11/30/99        11/30/98
                                                        ------------   -------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                    $ 4,290,717     $ 4,236,658
Net realized gain (loss) on sales of investments            (668,431)      1,104,977
Net change in unrealized appreciation (depreciation)      (6,235,157)      1,013,730
                                                        ------------   -------------
Net increase (decrease) in net assets from operations     (2,612,871)      6,355,365
                                                        ------------   -------------

Distributions to Shareholders
From net investment income                                (4,286,751)     (4,234,079)
From net realized gain on investments                     (1,104,934)     (1,229,059)
                                                        ------------   -------------
Total distributions to shareholders                       (5,391,685)     (5,463,138)
                                                        ------------   -------------

From Capital Share Transactions
Net proceeds from sales of shares                         38,537,008      10,999,021
Net asset value of shares in reinvestment
 of dividends and distributions                            3,857,794       3,837,597
                                                        ------------   -------------
                                                          42,394,802      14,836,618
Less: Payments for shares reacquired                     (37,098,950)    (14,980,884)
                                                        ------------   -------------
Increase (decrease) in net assets from
 capital share transactions                                5,295,852        (144,266)
                                                        ------------   -------------

Total Increase (Decrease) in Net Assets for period        (2,708,704)        747,961
Net Assets: Beginning of period                           88,683,426      87,935,465
                                                        ------------   -------------
Net Assets: End of period                                $85,974,722     $88,683,426
                                                        ============   =============
Undistributed Net Investment Income
 at End of Period                                        $     6,690     $     2,645
                                                        ============   =============


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

---------------------------------------------------------------------------------------------------------------------------

                                                            Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
Class A Shares                                                11/30/99     11/30/98     11/30/97     11/30/96      11/30/95
                                                            ----------   ----------   ----------   ----------    ----------
Net asset value at beginning of period                         $ 13.78      $ 13.64      $ 13.53      $ 13.62      $  12.35
                                                            ----------   ----------   ----------   ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                            0.64          0.65         0.65         0.65          0.67
Net realized and unrealized gain (loss) on investments          (1.01)         0.33         0.24        (0.09)         1.27
                                                            ----------   ----------   ----------   ----------    ----------
Total from investment operations                                (0.37)         0.98         0.89         0.56          1.94
                                                            ----------   ----------   ----------   ----------    ----------
Less Distributions
Dividends from net investment income                             0.64          0.65         0.65         0.65          0.67
Distributions from realized gains on investments                 0.17          0.19         0.13           --            --
                                                            ----------   ----------   ----------   ----------    ----------
Total Distributions                                              0.81          0.84         0.78         0.65          0.67
                                                            ----------   ----------   ----------   ----------    ----------
Net asset value at end of period                              $  12.60      $ 13.78      $ 13.64      $ 13.53      $  13.62
                                                            ==========   ==========   ==========   ==========    ==========
Total Return (%) *                                                (2.8)         7.4          6.9          4.3          16.0

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  0.73          0.74         0.91         0.94          0.90
Ratio of expenses to average net assets before
 expense reductions (%) **                                       0.91          0.92         0.95         0.97          0.99
Ratio of net investment income to average net assets (%)         4.84          4.77         4.84         4.86          5.06
Ratio of net investment income to average net assets
 before voluntary expense reimbursement (%)                      4.66          4.59         4.84         4.86          5.00
Portfolio turnover rate (%)                                        34            37           47          112           112
Net assets at end of period (000 omitted)                     $85,975       $88,683      $87,935      $99,967      $110,506



 + Annualized
++ Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

  Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal and New York State income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                     Sentinel New York Tax-Free Income Fund

The taxable equivalent yield of the Sentinel New York Tax-Free Fund as of 11/30/99 was 9.6% for a New York state resident in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1999, the Sentinel New York Tax-Free Fund produced a total return of -3.3%, outperforming the -3.8% average return for the Lipper Analytical Services Inc. universe of New York municipal debt funds. The Lehman Municipal Bond Index returned -1.1% for the same period.

Municipal interest rates rose throughout 1999 as the Federal Reserve increased the federal funds rate three times in the face of strong economic growth, even though the rate of inflation has been relatively stable. It seems that the robust capital spending by corporations, concentrated in high-technology equipment, has expanded the productive capacity of the U.S. economy. This has the effect of increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of New York municipals is sheltered from federal and New York state income taxes. The taxable equivalent yield of the Sentinel New York Tax-Free Fund as of 11/30/99 was 9.6% for a New York state resident in the 39.6% federal income tax bracket. This compares favorably to corporate, government and mortgage backed securities. We recommend municipals for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed income portfolios.

We believe that interest rates are near a peak for this cycle and therefore bonds represent good value as we head into the year 2000. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.

/s/ Kenneth J. Hart


Kenneth J. Hart



--------------------------------------------------------------------------------
Average Annual
Total Return
Through 11/30/99

                              w/sales           w/o sales
Period                        charge+           charge

1 Year                        -7.2%             -3.3%
--------------------------------------------------------------------------------
3 Years                        2.7%              4.1%
--------------------------------------------------------------------------------
Since
Inception*                     4.4%              5.4%
--------------------------------------------------------------------------------
*3/27/95
+Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinel NY Tax-Free Income Fund Performance
3/27/95 inception through 11/30/99

                                    [GRAPH]

             Sentinel            Lehman             Lipper
             NY Tax-Free         Municipal          NY Municipal
             Income Fund         Bond Index*        Debt Fund Average
             -----------         -----------        -----------------
               10,000              10,000               10,000
                9,789              10,241               10,191
               10,460              10,970               10,915
               10,303              10,921               10,760
               10,773              11,456               11,264
               11,157              11,822               11,596
               11,897              12,509               12,273
               12,255              12,846               12,561
               12,705              13,320               12,975
               12,486              13,200               12,742
               12,249              13,144               12,461


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Chart Ending Values & Legend
3/27/95 inception through 11/30/99

                    Sentinel                       $12,249
                    NY Tax-Free
                    Income Fund

                    Lehman                         $13,144
                    Municipal
                    Bond Index*

                    Lipper                         $12,461
                    NY Municipal
                    Debt Fund Average


*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                  Principal Amount    Value
                                     (M=$1,000)      (Note 1)
--------------------------------------------------------------------------------
Bonds 95.2%
New York 84.6%
City University NY
 Certificate of Participation
 5.75%, 08/15/05                        300M         $312,828
Clifton Park NY Water
 Authority Revenue
 5.00%, 10/01/29 (FGIC)                 650M          560,989
Dutchess County NY G/O
 5.00%, 06/15/17                        325M          297,619
Long Island NY Electric
 Power Revenue
 5.25%, 12/01/26                        200M          177,634
Metro Transportation Authority
 5.75%, 07/01/13                        250M          255,670
 5.875%, 07/01/27 (AMBAC)               200M          196,902
Monroe County G/O
 6.00%, 03/01/14                        250M          263,983
Monroe County Industrial
 Dev. Agency
 5.375%, 04/01/29                       510M          444,771
Monroe Woodbury
 Central School Dist.
 5.625%, 05/15/22 (MBIA)                250M          242,100
New York City Municipal
 Water Fin. Auth.
 6.00%, 06/15/17                        100M          101,900
 5.75%, 06/15/20 (MBIA)                 220M          216,867
 5.875%, 06/15/25 (MBIA)                500M          497,045
 5.125%, 06/15/30 (FGIC)                300M          263,817
New York NY G/O Series G
 5.75%, 02/01/20                        400M          387,448
New York NY Transitional
 Fin. Auth.
 5.0%, 05/01/29                         500M          424,610
New York State Dorm.
 Authority Revenue
 City University System
 5.625%, 07/01/16                       250M          245,368
 5.375%, 07/01/25 (AMBAC)               200M          185,718
Cornell Univ. - Ser A
 7.375%, 07/01/30                        50M           51,768
Department of Health
 5.50%, 07/01/20                        125M          117,382
Fordham University (FGIC)
 5.75%, 07/01/15                        215M          216,507
Nursing Home-Hebrew Home
 5.625%, 02/01/17                       220M          220,059
NY Medical College
 4.75%, 07/01/27 (MBIA)                 250M          205,210
Memorial Sloan Kettering
 Cancer Center
 5.50%, 07/01/23 (MBIA)                 500M          481,450
Mental Health Services
 5.70%, 08/15/09                        250M          258,472
 5.50%, 08/15/17                        600M          573,798
 4.50%, 08/15/28 (AMBAC)                500M          394,450
State Univ. Educ. Fac. - Ser A
 7.20%, 05/15/06                        200M          216,412
 6.375%, 05/15/14                       250M          269,273
State Univ. Educ.
 Fac. - Ser B
 4.75%, 05/15/28                        250M          201,253
St. Johns Univ.
 5.25%, 07/01/18 (MBIA)                 205M          192,714
Wyckoff Heights Medical Ctr.
 5.3%, 08/15/21                         250M          216,643
New York State
 Environmental Facilities
 5.75%, 01/15/13                        250M          255,342
 5.75%, 03/15/13                        300M          301,665
New York State Environmental
 Water Revenue
 7.25%, 06/15/10                          5M            5,299
 7.25%, 06/15/10 (Prerefunded)           55M           58,489
New York State Housing
 Finance Agency
 5.625%, 05/01/02                       250M          253,780
New York State Local
 Govt. Assistance Corp.
 7.00%, 04/01/08                        100M          107,585
 5.375%, 04/01/16 (AMBAC)               300M          289,392
New York State Medical
 Care Facilities
 7.875%, 08/15/20                        10M           10,368
 7.875%, 08/15/20
 (Prerefunded)                           10M           10,466
 7.30%, 02/15/21                         10M           10,503
 7.30%, 02/15/21
 (Prerefunded)                           15M           16,031
Hospitals &
 Nursing Homes
 6.45%, 02/15/09                         95M          100,264
 6.45%, 02/15/09
 (Prerefunded)                          125M          134,425
New York State Thwy. Auth.
 Service Contract
 6.25%, 04/01/14                        200M          217,370
New York State Urban
 Development Corp.
 6.000%, 01/01/15 (AMBAC)               485M          497,135
 5.70%, 04/01/20                        250M          243,812
 4.75%, 01/01/28 (AMBAC)                250M          205,765
North Hempstead NY G/O
 6.000%, 07/15/15 (FGIC)                500M          517,750
Saint Lawrence University
 Insured Revenue
 5.625%, 07/01/13 (MBIA)                250M          256,258
Suffolk County NY Judicial
 Svc. Agreement
 5.75%, 10/15/13 (AMBAC)                500M          512,065
Suffolk County NY
 Water Authority
 5.625%, 06/01/16 (AMBAC)               170M          169,007
Triborough Bridge &
 Tunnel Authority
 6.00%, 01/01/12                        250M          264,350
 6.875%, 01/01/15                        65M           67,807
 5.125%, 01/01/22                       250M          221,185
United Nations
 Development Corp.
 6.00%, 07/01/12                        250M          266,690
                                                  -----------
                                                   13,683,463
                                                  ===========
Puerto Rico 10.6%
Puerto Rico Commonwealth
 5.375%, 07/01/21 (MBIA)                255M          244,162
 5.40%, 07/01/25                        300M          279,933
Puerto Rico Commonwealth
 Aqueduct & Sewer
 6.00%, 07/01/09                        250M          265,895
Puerto Rico Electric
 Power Authority
 4.50%, 07/01/18 (MBIA)                 300M          253,269
Puerto Rico Indl. Tourist Edl.
 Med. & Envir. Ctl. Facs.
 5.00%, 10/01/22 (MBIA)                 300M          269,118
Puerto Rico Public
 Building Authority
 5.75%, 07/01/15                        400M          402,820
                                                  -----------
                                                    1,715,197
                                                  ===========
Total Bonds
 (Cost $15,795,199)                                15,398,660
                                                  -----------
Short-Term Investments 2.9%
Provident New York
 Money Fund 3.48% (a)
 (Cost $475,000)                        475M          475,000
                                                  -----------
Total Investments
 (Cost $16,270,199)*                               15,873,660

Excess of Other Assets
 Over Liabilities 1.9%                                301,354
                                                  -----------
Net Assets                                        $16,175,014
                                                  ===========

--------------------------------------------------------------------------------
 * Also cost for federal income tax purposes. At November 30, 1999, net unrealized depreciation for federal income tax purposes aggregated $396,539 of which, $263,817 related to appreciated securities and $660,356 related to depreciated securities.

(a)  Variable rate security that may be tendered back to issuer at par.

     The following abbreviations are used in portfolio descriptions:

     (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

     (FGIC) - Guaranteed by Financial Guaranty Insurance Co

     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                                $15,873,660
Receivable for interest                                                 263,292
Receivable from fund administrator                                       79,000
                                                                    -----------
 Total Assets                                                        16,215,952
                                                                    -----------

Liabilities
Payable to custodian                                                     22,681
Accrued expenses                                                          4,452
Management fee payable                                                    7,057
Distribution fee payable                                                  5,888
Fund service fee payable                                                    860
                                                                    -----------
 Total Liabilities                                                       40,938
                                                                    -----------
Net Assets Applicable to Outstanding Shares                         $16,175,014
                                                                    ===========
Net Asset Value and Offering Price Per Share
$16,175,014 / 1,444,375 shares outstanding                          $     11.20
Sales Charge-- 4.00% of Offering Price                                     0.47
                                                                    -----------
Maximum Offering Price Per Share                                    $     11.67
                                                                    ===========

Net Assets Represent
Capital stock at par value                                          $    14,444
Paid-in capital                                                      16,866,572
Accumulated undistributed net investment income                             767
Accumulated undistributed net realized loss
 on investments                                                        (310,230)
Unrealized depreciation of investments                                 (396,539)
                                                                    -----------
Net Assets                                                          $16,175,014
                                                                    ===========
Investments at Cost                                                 $16,270,199
                                                                    ===========

Sentinel New York Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $   825,053
                                                                    -----------
Expenses:
Management advisory fee                                                  84,945
Transfer agent and custodian                                             11,585
Distribution expense                                                     32,161
Accounting services                                                       4,600
Auditing fees                                                             3,500
Legal fees                                                                  750
Reports and notices to shareholders                                       2,500
Registration and filing fees                                              2,517
Directors' fees and expenses                                              1,463
Other                                                                     9,799
                                                                    -----------
 Total Expenses                                                         153,820
 Expense Reimbursement                                                 (150,000)
 Expense Offset                                                          (3,820)
                                                                    -----------
 Net Expenses                                                                --
                                                                    -----------
Net Investment Income                                                   825,053
                                                                    -----------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                              (310,229)
Net change in unrealized depreciation                                (1,124,860)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (1,435,089)
                                                                    -----------
Net Decrease in Net Assets from Operations                          $  (610,036)
                                                                    ===========



See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------------

                                                                 Year            Year
                                                                Ended           Ended
                                                             11/30/99        11/30/98
                                                        -------------   -------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                     $   825,053     $   476,358
Net realized gain (loss) on sales of investments             (310,229)          1,777
Net change in unrealized appreciation (depreciation)       (1,124,860)        255,201
                                                        -------------   -------------
Net increase (decrease) in net assets from operations        (610,036)        733,336
                                                        -------------   -------------
Distributions to Shareholders
From net investment income                                   (824,836)       (476,229)
From realized gain on investments                              (1,773)        (19,064)
                                                        -------------   -------------
Total distributions to shareholders                          (826,609)       (495,293)
                                                        -------------   -------------
From Capital Share Transactions
Net proceeds from sales of shares                           8,896,645       4,692,578
Net asset value of shares in reinvestment
 of dividends and distributions                               630,118         456,688
                                                        -------------   -------------
                                                            9,526,763       5,149,266
Less: Payments for shares reacquired                       (3,892,736)     (1,114,125)
                                                        -------------   -------------
Increase in net assets from capital share transactions      5,634,027       4,035,141
                                                        -------------   -------------
Total Increase in Net Assets for period                     4,197,382       4,273,184
Net Assets: Beginning of period                            11,977,632       7,704,448
                                                        -------------   -------------
Net Assets: End of period                                 $16,175,014     $11,977,632
                                                        =============   =============
Undistributed Net Investment Income
 at End of Period                                         $       767     $       542
                                                        =============   =============


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Eight Months
                                                          Year Ended     Year Ended     Year Ended     Year Ended          Ended
                                                            11/30/99       11/30/98       11/30/97       11/30/96     11/30/95(A)
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value at beginning of period                       $ 12.19        $ 11.88         $11.72         $11.72         $11.19
                                                        ------------   ------------   ------------   ------------   ------------
Income (Loss) from Investment Operations
Net investment income                                           0.60           0.62           0.60           0.53           0.36
Net realized and unrealized gain (loss) on investments         (0.99)          0.34           0.25             --           0.53
                                                        ------------   ------------   ------------   ------------   ------------
Total from investment operations                               (0.39)          0.96           0.85           0.53           0.89
                                                        ------------   ------------   ------------   ------------   ------------

Less Distributions
Dividends from net investment income                            0.60           0.62           0.60           0.53           0.36
Distributions from realized gains on investments                  --           0.03           0.09             --             --
                                                        ------------   ------------   ------------   ------------   ------------
Total Distributions                                             0.60           0.65           0.69           0.53           0.36
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value at end of period                             $ 11.20        $ 12.19         $11.88         $11.72         $11.72
                                                        ============   ============   ============   ============   ============
Total Return (%) *                                              (3.3)           8.3            7.7            4.8            8.1 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   --             --           0.30           1.04           1.22 +
Ratio of expenses to average net assets before
 expense reductions (%) **                                      0.96           1.01           1.09           1.10           1.29 +
Ratio of net investment income to average net assets (%)        5.13           5.17           5.31           4.65           4.60 +
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)                    4.20           4.19           4.57           4.65           4.60 +
Portfolio turnover rate (%)                                       31              6             21             48             32
Net assets at end of period (000 omitted)                    $16,175        $11,978         $7,704         $5,749         $5,332



(A) Commenced operations March 27, 1995.
 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Note (2) and (1) H

See Notes to Financial Statements.

 Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

                      Sentinel Government Securities Fund

Exposure to the mortgage-backed securities sector increased from 48% of assets to 65% over the period. The Fund actively engaged in U.S. Treasury dollar rolls, an income-enhancing strategy, which added approximately 85 basis points to the Fund's return.

For the Sentinel Government Securities Fund's or the fiscal year ended November 30, 1999, 12-month total return was -2.5%, slightly below the -2.1% return of the Lipper U.S. Government Fund Average. The Lehman Government Bond Index and the Lehman Mortgage-Backed Securities Index returned -1.4% and +2.5%, respectively, over the same period.

The twelve-month period ended November 30, 1999 can be categorized as another year of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). Interest rates rose fairly steadily over the period, approximately 150 basis points, as investors increased their inflation expectations. "New Era" economic thinking of strong growth and low inflation, gave way to more traditionalist views of supply and demand imbalances, most notably in the labor markets, leading to higher inflation. In addition, rising commodity prices, stronger global economic growth, a declining U.S. dollar, as well as building wage/earnings pressures, contributed to investor anxiety. The Federal Reserve tightened monetary policy three times over the period, fully reversing their accommodative stance in the latter part of 1998. The target level of Federal Funds rose to 5.50%, up from 4.75% a year earlier. The slope of the U.S. Treasury yield curve flattened 27 basis points during the period as measured by the 2-year Note to 30-year Bond spread. Mortgage-backed securities outperformed comparable duration U.S. Treasuries by a wide margin as investors flocked to defensive sectors of the fixed-income markets.

Over the fiscal year, the Fund gradually increased its portfolio duration from
6.0 years to 6.7 years. About half of this increase can be attributed to the duration extension of its mortgage-backed securities holdings resulting from slower prepayment projections, while the other half was an intentional increase of the Fund's sensitivity to interest rates given the magnitude of this fiscal year's interest rate rise. Exposure to the mortgage-backed securities sector increased from 48% of


--------------------------------------------------------------------------------
Average Annual Total Return
Through 11/30/99
                            w/sales          w/o sales
Period                      charge+          charge

1 Year                      -6.4%            -2.5%
--------------------------------------------------------------------------------
5 Years                      6.1%             7.0%
--------------------------------------------------------------------------------
10 Years                     6.6%             7.0%
--------------------------------------------------------------------------------
+ Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance
Ten Years Ended 11/30/99

                                    [GRAPH]

     Sentinel            Lipper Gen'l.      Lehman         Lehman
     Government          U.S. Government    Government     Mortgage
     Securities Fund     Fund Average       Bond Index*    Index*
     ---------------     ---------------    -----------    --------
         10,000             10,000           10,000         10,000
         10,392             10,672           10,724         10,954
         11,799             12,015           12,144         12,635
         12,814             12,999           13,243         13,610
         14,170             14,475           14,843         14,611
         13,534             13,810           14,311         14,377
         15,958             16,204           16,800         16,719
         16,454             16,902           17,691         17,927
         17,646             18,020           18,991         19,350
         19,415             19,626           21,033         20,796
         18,933             19,214           20,743         21,324



Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.


Chart Ending Values & Legend
Ten years ended 11/30/99

Sentinel                        $18,933
Government
Securities Fund

Lehman                          $20,743
Government
Bond Index*

Lehman                          $21,324
Mortgage
Index*

Lipper Gen'l.                   $19,214
U.S. Government
Fund Average


*An unmanaged index of bonds reflecting average prices in the bond market.

assets to 65% over the period. The Fund actively engaged in U.S. Treasury dollar rolls, an income-enhancing strategy, which added approximately 85 basis points to the Fund's return. The Fund's fiscal year performance was hindered by its somewhat longer duration, as well as its relative underweighting to the mortgage-backed securities sector.

In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market conditions, and appreciate your continued support.


/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Government Securities Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                 Principal Amount    Value
                                   (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 127.3%
U.S. Treasury Obligations 33.7%
10-Year:
 Note 5.5%, '09                       3,000M      $ 2,855,430
 Note 6%, '09                         1,000M          987,610
                                                 ------------
                                                    3,843,040
                                                 ------------
30-Year:
 Bond 6.125%, '29                    18,500M       18,138,325
                                                 ------------
Total U.S. Treasury Obligations                    21,981,365
                                                 ------------
U.S. Government Agency Obligations 93.6%
Federal Home Loan Mortgage Corporation 22.6%
Agency Discount Notes:
 5.41%, 12/15/99                      5,000M        4,989,480
 4.51%, 02/15/00                      3,800M        3,755,798
                                                 ------------
                                                    8,745,278
                                                 ------------
Mortgage-Backed Securities:
15-Year:
 9.5%, '05                              378M          395,657
 9%, '06                                 53M           54,731
 6.5%, '07                              893M          890,202
 7.5%, '08                            2,089M        2,120,242
 8%, '14                                366M          375,299
                                                 ------------
                                                    3,836,131
                                                 ------------
30-Year:
 8.25%, '05                              40M           41,213
 11%, '09                                 9M           10,145
 11%, '15                                26M           28,604
 11%, '15                                18M           19,508
 11%, '15                                24M           25,995
 11%, '16                                 4M            4,887
 11%, '17                                 7M            7,393
 11%, '17                                72M           79,480
 7.5%, '24                            1,877M        1,899,524
                                                 ------------
                                                    2,116,749
                                                 ------------
Total Federal Home Loan
 Mortgage Corporation                              14,698,158
                                                 ------------
Federal National Mortgage Association 62.9%
Agency Discount Note:
 5.51%, 02/10/00                      9,315M        9,213,774
                                                 ------------
Mortgage-Backed Securities:
15-Year:
 8.25%, '02                              44M           45,283
 9.75%, '04                             144M          151,389
 7.75%, '05                           1,178M        1,202,609
 8%, '09                                941M          965,620
                                                 ------------
                                                    2,364,901
30-Year:
 9.25%, '09                             186M          196,603
 8%, '16                                339M          347,813
 10.5%, '17                           1,038M        1,134,468
 10%, '18                               657M          707,865
 10%, '18                               542M          583,987
 10%, '19                               460M          490,985
 10.5%, '19                           1,024M        1,120,168
 7.5%, '22                            2,384M        2,409,629
 10%, '24                             1,227M        1,323,336
 9%, '25                                955M        1,000,120
 9%, '25                              2,049M        2,145,415
 9.5%, '25                            1,202M        1,274,861
 8%, '27                              1,019M        1,034,520
 8%, '27                              1,628M        1,651,678
 8%, '28                                945M          958,906
 6%, '29                              2,162M        2,007,381
 6%, '29                                973M          902,593
 6%, '29                              2,046M        1,898,453
 6%, '29                              2,996M        2,780,196
 6%, '29                              2,431M        2,255,352
 6%, '29                              1,679M        1,558,206
 6.5%, '29                            1,665M        1,589,167
                                                 ------------
                                                   29,371,702
                                                 ------------
Total Federal National
 Mortgage Association                              40,950,377
                                                 ------------
Government National Mortgage Association 8.1%
Mortgage-Backed Securities:
10-Year:
 7%, '03                                454M          456,784
 7%, '03                                640M          643,557
                                                 ------------
                                                    1,100,341
                                                 ------------
15-Year:
 10%, '01                                 5M            5,616
 8%, '14                              1,591M        1,632,570
 8%, '14                              1,495M        1,534,222
                                                 ------------
                                                    3,172,408
                                                 ------------
30-Year:
 8%, '29                              1,009M        1,027,718
                                                 ------------
Total Government National
 Mortgage Association                               5,300,467
                                                 ------------
Total U.S. Government
 Agency Obligations                                60,949,002
                                                 ------------
Total U.S. Government Obligations
 (Cost $83,563,259)                                82,930,367
                                                 ------------
Corporate Short-Term Notes 14.5%
IBM Credit Corp.
 6.35%, 01/19/00                      3,200M        3,180,244
Texaco, Inc.
 5.89%, 01/13/00                      3,300M        3,276,784
Transamerica Financial Corp.
 6%, 01/24/00                         3,000M        2,973,000
                                                 ------------
 (Cost $9,430,028)                                  9,430,028
                                                 ------------
Total Investments
 (Cost $92,993,287)*                               92,360,395

Excess of Liabilities
 Over Other Assets (41.8%)                        (27,224,113)
                                                 ------------
Net Assets                                        $65,136,282
                                                 ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1999 unrealized depreciation for federal income tax purposes aggregated $632,892 of which $151,820 related to appreciated securities and $784,712 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                                $92,360,395
Receivable for securities sold                                        2,446,281
Receivable for fund shares sold                                          14,458
Receivable for interest                                                 170,256
Receivable fund administrator                                            42,399
                                                                  -------------
 Total Assets                                                        95,033,789
                                                                  -------------
Liabilities
Payable for securities purchased                                     28,001,827
Payable for fund shares repurchased                                     127,380
Payable to custodian                                                  1,683,256
Accrued expenses                                                         21,930
Management fee payable                                                   28,911
Distribution fee payable                                                 26,809
Fund service fee payable                                                  7,394
                                                                  -------------
 Total Liabilities                                                   29,897,507
                                                                  -------------
Net Assets Applicable to Outstanding Shares                         $65,136,282
                                                                  =============
Net Asset Value and Offering Price Per Share
$65,136,282 / 6,813,609 shares outstanding                          $      9.56
Sales Charge-- 4.00% of Offering Price                                     0.40
                                                                  -------------
Maximum Offering Price Per Share                                    $      9.96
                                                                  =============

Net Assets Represents
Capital stock at par value                                          $    68,136
Paid-in capital                                                      73,420,236
Accumulated distributions in excess of
 net investment income                                                  (11,828)
Accumulated undistributed net realized loss
 on investments                                                      (7,707,370)
Unrealized depreciation of investments                                 (632,892)
                                                                  -------------
Net Assets                                                          $65,136,282
                                                                  =============
Investments at Cost                                                 $92,993,287
                                                                  =============

Sentinel Government Securities Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 5,190,098
                                                                  -------------
Expenses:
Management advisory fee                                                 375,526
Transfer agent and custodian                                            120,890
Distribution expense                                                    142,162
Accounting services                                                      20,150
Auditing fees                                                             6,300
Legal fees                                                                2,500
Reports and notices to shareholders                                       7,200
Registration and filing fees                                             13,278
Directors' fees and expenses                                              6,474
Other                                                                     5,085
                                                                  -------------
 Total Expenses                                                         699,565
 Expense Reimbursement                                                  (83,938)
 Expense Offset                                                         (15,565)
                                                                  -------------
 Net Expenses                                                           600,062
                                                                  -------------
Net Investment Income                                                 4,590,036
                                                                  -------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                            (4,769,780)
Net change in unrealized depreciation                                (1,694,567)
                                                                  -------------
Net Realized and Unrealized Loss on Investments                      (6,464,347)
                                                                  -------------
Net Decrease in Net Assets from Operations                          $(1,874,311)
                                                                  =============



See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Changes in Net Assets

-------------------------------------------------------------------------------------

                                                                 Year             Year
                                                                Ended            Ended
                                                             11/30/99         11/30/98
                                                        -------------    -------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                     $ 4,590,036      $ 4,482,787
Net realized gain (loss) on sales of investments           (4,769,780)       2,896,784
Net change in unrealized depreciation                      (1,694,567)        (277,519)
                                                        -------------    -------------
Net increase (decrease) in net assets from operations      (1,874,311)       7,102,052
                                                        -------------    -------------

Distributions to Shareholders
From net investment income                                 (4,572,531)      (4,425,304)
From net realized gain on investments                              --               --
                                                        -------------    -------------
Total distributions to shareholders                        (4,572,531)      (4,425,304)
                                                        -------------    -------------

From Capital Share Transactions
Net proceeds from sales of shares                          14,232,925       12,434,900
Net asset value of shares in reinvestment
 of dividends and distributions                             3,543,956        3,445,346
                                                        -------------    -------------
                                                           17,776,881       15,880,246
Less: Payments for shares reacquired                      (22,692,243)     (17,868,058)
                                                        -------------    -------------
Decrease in net assets from capital share transactions     (4,915,362)      (1,987,812)
                                                        -------------    -------------
Total Increase (Decrease) in Net Assets for period        (11,362,204)         688,936
Net Assets: Beginning of period                            76,498,486       75,809,550
                                                        -------------    -------------
Net Assets: End of period                                 $65,136,282      $76,498,486
                                                        =============    =============
Distributions in Excess of Net Investment Income
 at End of Period                                         $   (11,828)     $   (12,441)
                                                        =============    =============


See Notes to Financial Statements.

Sentinel Government Securities Fund Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------------------------------------------------

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                            11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value at beginning of period                       $ 10.46        $ 10.09        $ 10.00        $ 10.30       $   9.31
                                                        ------------   ------------   ------------   ------------   ------------
Income (loss) from Investment Operations
Net investment income                                           0.64           0.61           0.59           0.61           0.63
Net realized and unrealized gain (loss) on investments         (0.90)          0.37           0.09          (0.30)          0.99
                                                        ------------   ------------   ------------   ------------   ------------
Total from investment operations                               (0.26)          0.98           0.68           0.31           1.62
                                                        ------------   ------------   ------------   ------------   ------------

Less Distributions
Dividends from net investment income                            0.64           0.61           0.59           0.61           0.63
Distributions from realized gains on investments                  --             --             --             --             --
                                                        ------------   ------------   ------------   ------------   ------------
Total Distributions                                             0.64           0.61           0.59           0.61           0.63
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value at end of period                             $  9.56        $ 10.46        $ 10.09        $ 10.00       $  10.30
                                                        ============   ============   ============   ============   ============
Total Return (%) *                                              (2.5)          10.0            7.2            3.2           17.9

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 0.84           0.91           0.98           1.00           1.03
Ratio of expenses to average net assets before
expense reductions (%) **                                       0.98           0.99           0.99           1.01           1.04
Ratio of net investment income to average net assets (%)        6.46           6.02           6.15           6.18           6.50
Ratio of net investment income to average net assets
before voluntary expense reimbursements (%)                     6.34           5.94           6.15           6.18           6.50
Portfolio turnover rate (%)                                      330            355            249            614            367
Net assets at end of period (000 omitted)                    $65,136        $76,498        $75,810        $92,299       $108,100

 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1)H.



See Notes to Financial Statements.

 Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing at least 65% of its assets in U.S.
    government securities with average maturities of from two to five years.

                    Sentinel Short Maturity Government Fund


The Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period.

For the fiscal year ended November 30, 1999, the Sentinel Short Maturity Government Fund produced a total return of 3.2%. This compares favorably to an average return of 2.8% as reported by Lipper Analytical Services Inc. for Short U.S. Government Funds. The Lehman 1-3 Year Government Index returned 3.3% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets are invested in U.S. government securities with average maturities of 2 to 5 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

Interest rates rose fairly steadily over the twelve-month period ended November 30, 1999 as investor anxiety increased sharply with respect to future levels of inflation. U.S. economic growth remained robust and the Federal Reserve tightened monetary policy three times over the period. Yields on the 2-year U.S. Treasury Note rose 149 basis points to 6.01%, while 30-year U.S. Treasury Bond yields increased 122 basis points to 6.29%.

As of November 30, 1999, the Fund was positioned with 97% of assets in short mortgage-backed securities and 3% in cash and cash equivalents. The Fund utilizes mortgage-backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully limits the type of MBS product it buys to those which possess limited risk should interest rates unexpectedly rise.

--------------------------------------------
Average Annual
Total Return
Through 11/30/99

                    w/sales      w/o sales
Period              charge+       charge
--------------------------------------------
1 Year               2.1%          3.2%
--------------------------------------------
3 Year               4.9%          5.3%
--------------------------------------------
Since
Inception*           5.7%          5.9%
--------------------------------------------
*3/27/95

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Short Maturity Government Fund Performance
3/27/95 inception through 11/30/99

                                   [GRAPH]

        Sentinel             Lipper              Lehman
     Short-Maturity     Short U.S. Gov't     1-3 Yr. Growth
       Gov't Fund         Fund Average         Bond Index*

          9,900              10,000              10,000
         10,221              10,283              10,317
         10,615              10,665              10,728
         10,695              10,777              10,883
         11,103              11,293              11,275
         11,443              11,564              11,600
         11,861              11,899              12,024
         12,268              12,113              12,385
         12,605              12,609              12,860
         12,708              12,736              13,008
         12,966              12,919              13,231

Chart Ending Values & Legend
3/27/95 inception
through 11/30/99

Sentinel                $12,966
Short-Maturity
Gov't. Fund

Lehman                  $13,213
1-3 Yr. Gov't.
Bond Index.*

Lipper                  $12,919
Short U.S. Gov't.
Fund Average

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

In summary, the Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period. We look forward to helping you achieve your investment goals in the coming year.

/s/ David M. Brownlee, CFA

David M. Brownlee, CFA

Sentinel Short Maturity Government Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                  Principal Amount           Value
                                     (M=$1,000)             (Note 1)
--------------------------------------------------------------------------------

U.S. Government Agency
  Obligations 97.2%
Federal Home Loan Mortgage Corporation 34.0%
Collateralized Mortgage Obligations:
  FHLMC 1057 (D), 8%, '21                86M               $   86,528
  FHLMC 1754 (DC),
    '8.5%, '03                        1,051M                1,083,861
  FHLMC T-2A, 7%, '21                   262M                  251,616
                                                         -------------
                                                            1,422,005
                                                         -------------

Mortgage-Backed Securities:
15-Year:
  8.5%, '01                             158M                  162,553
  9%, '01                                71M                   73,290
  9%, '01                                75M                   77,062
  9.5%, '01                               1M                      699
  9.5%, '01                               1M                      621
  7.5%, '02                             187M                  190,117
  8%, '02                               209M                  215,212
  9%, '02                               204M                  210,560
  9.5%, '03                               3M                    2,680
  9.5%, '03                             123M                  129,394
  6.5%, '04                             452M                  454,239
  9.5%, '04                              96M                  100,429
  9.5%, '05                             483M                  509,485
  10%, '05                               62M                   64,919
  9%, '06                               305M                  319,124
  7.5%, '07                           2,015M                2,046,665
  8.5%, '07                              25M                   25,644
  9%, '07                             2,322M                2,425,465
  9%, '07                               213M                  223,040
  8%, '08                               165M                  168,548
  5.5%, '09                             544M                  533,974
  7.5%, '09                             247M                  250,432
  7.5%, '11                           1,275M                1,293,225
  8%, '11                               238M                  244,135
  8%, '11                               783M                  801,466
  8%, '11                               771M                  789,160
                                                         -------------
                                                           11,312,138
                                                         -------------
30-Year:
  8.5%, '03                             274M                  286,435
  7%, '06                               361M                  362,756
  6.5%, '07                             357M                  358,066
  7%, '07                               186M                  187,248
  8%, '07                               623M                  645,199
  8.25%, '07                            272M                  284,496
  7.5%, '08                             581M                  591,898
  7.5%, '08                             399M                  407,336
  8%, '08                               195M                  197,820
  8%, '08                               782M                  810,312
  8.75%, '08                            216M                  228,543
  9.25%, '08                            229M                  238,641
  9.25%, '08                             67M                   70,245
  9.25%, '08                             25M                   26,275
  7.5%, '09                             384M                  391,231
  7.75%, '09                            286M                  293,442
  8%, '09                               111M                  114,720
  8%, '09                               117M                  121,242
  8.25%, '09                            477M                  497,361
  8.5%, '09                             806M                  847,892
  10.25%, '09                            12M                   12,833
  9.25%, '11                            923M                  961,632
  9.25%, '16                            102M                  105,836
  8.75%, '17                          1,710M                1,808,190
  9.25%, '17                             36M                   37,650
  8%, '23                               400M                  410,219
                                                         -------------
                                                           10,297,518
                                                         -------------
Total Federal Home Loan
  Mortgage Corporation                                     23,031,661
                                                         -------------
Federal National Mortgage Association 55.7%
Collateralized Mortgage Obligations:
  FNMA 1989-96 (G),
  8.75%, '19                            338M                  343,470
                                                         -------------
Mortgage-Backed Securities:
7-Year Balloon:
  7%, '04                               389M                  390,583
                                                         -------------

10-Year
  7%, '06                             2,124M                2,140,367
  6.5%, '08                           2,017M                2,006,715
                                                         -------------
                                                            4,147,082
                                                         -------------
15-Year:
  9%, '02                                 3M                    3,097
  9%, '02                               254M                  264,763
  6%, '03                               766M                  759,085
  7%, '03                               150M                  152,702
  9.5%, '03                           1,357M                1,425,610
  6%, '04                               419M                  418,254
  7%, '07                               334M                  334,991
  7%, '07                               473M                  475,230
  7%, '07                               200M                  201,174
  7%, '07                               154M                  154,493
  7%, '07                               168M                  168,530
  7%, '07                               254M                  255,304
  7.5%, '08                           1,380M                1,398,222
  7.25%, '09                            598M                  601,980
  8%, '09                               807M                  827,674
  8.5%, '10                             184M                  190,144
  9.0%, '10                             728M                  759,249
  8%, '11                               898M                  922,083
  7%, '12                             1,500M                1,518,896
  8.5%, '12                           1,574M                1,635,338
                                                         -------------
                                                           12,466,819
                                                         -------------
20-Year:
  10.5%, '18                            815M                  891,495
                                                         -------------
30-Year:
  10.5%, '03                              9M                    9,194
  8%, '04                               124M                  126,407
  8%, '04                               80M                    82,325
  9%, '04                               308M                  321,214
  7%, '05                               300M                  302,802
  8%, '05                               236M                  240,176
  9%, '05                               412M                  430,002
  7.75%, '06                            293M                  296,591
  8%, '06                               551M                  563,988
  8%, '06                               363M                  369,587
  7%, '07                               382M                  387,169
  7.5%, '07                             266M                  271,934
  7.5%, '07                             121M                  123,819
  7.5%, '07                             814M                  831,768
  7.5%, '08                             382M                  389,985
  8%, '08                               374M                  383,040
  8.25%, '09                            154M                  158,299
  8.25%, '09                            483M                  498,852
  8.75%, '09                            105M                  110,238
  9%, '09                               203M                  214,064
  8.5%,'11                              920M                  955,375
  8.5%, '11                             126M                  130,794
  8%, '12                             4,059M                4,155,693
  8%, '12                               663M                  679,465
  8.75%, '13                             32M                   33,789
  7.5%, '14                             608M                  615,878
  11.5%, '15                            282M                  315,728
  12.5%, '15                            316M                  361,060
  10.5%, '16                            706M                  771,818
  8.25%, '17                            276M                  284,561
  9%, '17                               313M                  328,725
  8%, '18                             1,266M                1,297,404
  10.5%, '18                            310M                  338,886
  11%, '19                              397M                  438,387
  8.25%, '22                             85M                   88,036
  10%, '23                              690M                  743,902
  9%, '25                               221M                  232,342
  10%, '25                              541M                  582,849
  8.5%, '26                             929M                  959,101
                                                         -------------
                                                           19,425,247
                                                         -------------
Total Federal National
  Mortgage Association                                     37,664,696
                                                         -------------

                                                                     (continued)

Sentinel Short Maturity Government Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                      Principal Amount              Value
                                         (M=$1,000)                (Note 1)
--------------------------------------------------------------------------------

Government National Mortgage Association 7.5%
Collateralized Mortgage Obligations:
  CMO Trust 27(A) 7.25%, '17                128M                 $   126,382
  MDC Asset Inv. Trust XII 3,
    8.94%, '18                              131M                     130,783
                                                               --------------
                                                                     257,165
                                                               --------------
Mortgage-Backed Securities:
15-Year:
  11%, '00                                    1M                       1,419
  11.25%, '00                                 4M                       3,726
  9%, '01                                     7M                       7,059
  9.75%, '01                                  2M                       1,930
  9.75%, '01                                 410                         434
  8%, '02                                    11M                      11,502
  8%, '02                                    10M                      10,368
  8%, '02                                    29M                      30,222
  8%, '02                                    64M                      66,033
  9.5%, '04                                   2M                       2,209
  9.75%, '04                                352M                     372,205
  9.75%, '05                                511M                     541,227
  9%, '06                                   261M                     273,063
  7%, '07                                   390M                     391,972
  9%, '07                                    17M                      17,572
  7.5%, '08                                 250M                     253,946
  8%, '08                                   258M                     265,011
  10%, '10                                   55M                      57,989
  9%, '11                                   274M                     286,378
  8%, '14                                 1,292M                   1,325,733
                                                               --------------
                                                                   3,919,998
                                                               --------------
20-Year:
  9.25%, '07                                 28M                      29,247
  9.75%, '10                                 40M                      42,446
                                                               --------------
                                                                      71,693
                                                               --------------
30-Year:
  6.5%, '03                                 136M                     135,943
  8%, '03                                   167M                     171,792
  8%, '04                                    24M                      24,635
  7.75%, '05                                207M                     212,008
  9%, '09                                    68M                      71,104
  10%, '09                                    9M                       9,767
  10%, '16                                    6M                       6,887
  9.25%, '26                                180M                     191,391
                                                               --------------
                                                                     823,527
                                                               --------------
Total Government National
  Mortgage Association                                             5,072,383
                                                               --------------
Total U.S. Government
  Agency Obligations
  (Cost $65,717,250)                                              65,768,740
                                                               --------------

Corporate Short-Term Notes 1.5%
 G.E. Capital Corp.
  5.45%, 12/01/99
  (Cost $1,000,000)                       1,000M                 $ 1,000,000
                                                               --------------
Total Investments
  (Cost $66,717,250)*                                             66,768,740


Excess of Other Assets
 Over Liabilities 1.3%                                               878,738
                                                               --------------
Net Assets                                                       $67,647,478
                                                               ==============
--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1999 unrealized appreciation for federal income tax purposes aggregated $51,490 of which $330,366 related to appreciated securities and $278,876 related to depreciated securities.

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                          $ 66,768,740
Receivable for securities sold                                     295,067
Receivable for fund shares sold                                    173,314
Receivable for  interest                                           491,918
Receivable from fund administrator                                 112,547
                                                            ---------------
   Total Assets                                                 67,841,586
                                                            ---------------
Liabilities
Payable for fund shares repurchased                                 58,295
Payable to custodian bank                                           39,402
Accrued expenses                                                    11,262
Management fee payable                                              30,159
Distribution fee payable                                            49,023
Fund service fee payable                                             5,967
                                                            ---------------
   Total Liabilities                                               194,108
                                                            ---------------
Net Assets Applicable to Outstanding Shares                   $ 67,647,478
                                                            ===============
Net Asset Value and Offering Price Per Share
$67,647,478 / 7,061,732 shares outstanding                    $       9.58
Sales Charge--1.00% of Offering Price                                 0.10
                                                            ---------------
Maximum Offering Price Per Share                              $       9.68
                                                            ===============

Net Assets Represent
Capital stock at par value                                    $     70,617
Paid-in capital                                                 70,371,415
Accumulated undistributed net investment income                     10,350
Accumulated undistributed net realized loss
   on investments                                               (2,856,394)
Unrealized appreciation of investments                              51,490
                                                            ---------------
Net Assets                                                    $ 67,647,478
                                                            ===============
Investments at Cost                                           $ 66,717,250
                                                            ===============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                      $  5,090,040
                                                            ---------------
Expenses:
Management advisory fee                                            381,980
Transfer agent and custodian                                        92,791
Distribution expense                                               253,042
Accounting services                                                 20,580
Auditing fees                                                        7,500
Legal fees                                                           2,500
Reports and notices to shareholders                                  4,000
Registration and filing fees                                        17,984
Directors' fees and expenses                                         6,568
Other                                                               18,746
                                                            ---------------
    Total Expenses                                                 805,691
    Expense Reimbursement                                         (242,912)
    Expense Offset                                                 (10,691)
                                                            ---------------
    Net Expenses                                                   552,088
                                                            ---------------
Net Investment Income                                            4,537,952
                                                            ---------------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                       (1,641,388)
Net change in unrealized appreciation (depreciation)              (662,462)
                                                            ---------------
Net Realized and Unrealized Loss on Investments                 (2,303,850)
                                                            ---------------
Net Increase in Net Assets from Operations                    $  2,234,102
                                                            ===============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                     Year                Year
                                                                    Ended               Ended
                                                                 11/30/99            11/30/98
                                                           --------------      --------------
Increase in Net Assets from Operations
Net investment income                                        $  4,537,952        $  3,466,726
Net realized loss on sales of investments                      (1,641,388)            (71,256)
Net change in unrealized appreciation (depreciation)             (662,462)            223,112
                                                           --------------      --------------
Net increase in net assets from operations                      2,234,102           3,618,582
                                                           --------------      --------------

Distributions to Shareholders
From net investment income                                     (4,461,517)         (3,343,865)
From realized gain on sale of investments                               -                   -
                                                           --------------      --------------
Total distributions to shareholders                            (4,461,517)         (3,343,865)
                                                           --------------      --------------

From Capital Share Transactions
Net proceeds from sales of shares                              40,165,752          59,684,286
Net asset value of shares in reinvestment
  of dividends and distributions                                3,837,267           2,666,871
                                                           --------------      --------------
                                                               44,003,019          62,351,157
Less: Payments for shares reacquired                          (42,474,063)        (39,324,195)
                                                           --------------      --------------
Increase in net assets from capital share transactions          1,528,956          23,026,962
                                                           --------------      --------------
Total Increase (Decrease) in Net Assets for period               (698,459)         23,301,679
Net Assets: Beginning of period                                68,345,937          45,044,258
                                                           --------------      --------------
Net Assets: End of period                                    $ 67,647,478        $ 68,345,937
                                                           ==============      ==============
Undistributed Net Investment Income
  at End of Period                                           $     10,351        $      8,518
                                                           ==============      ==============

See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                                                                                          Eight
                                                            Year Ended    Year Ended    Year Ended    Year Ended   Months Ended
                                                              11/30/99      11/30/98      11/30/97      11/30/96    11/30/95(A)
                                                          ------------- ------------- ------------- ------------- -------------
Net asset value at beginning of period                         $  9.88       $  9.82       $  9.81       $  9.84       $  9.64
                                                          ------------- ------------- ------------- ------------- -------------
Income from Investment Operations
Net investment income                                             0.60          0.57          0.56          0.57          0.40
Net realized and unrealized gain (loss) on investments           (0.30)         0.06          0.01         (0.03)         0.20
                                                          ------------- ------------- ------------- ------------- -------------
Total from investment operations                                  0.30          0.63          0.57          0.54          0.60
                                                          ------------- ------------- ------------- ------------- -------------
Less Distributions
Dividends from net investment income                              0.60          0.57          0.56          0.57          0.40
Distributions from realized gains on investments                     -             -             -             -             -
                                                          ------------- ------------- ------------- ------------- -------------
Total Distributions                                               0.60          0.57          0.56          0.57          0.40
                                                          ------------- ------------- ------------- ------------- -------------
Net asset value at end of period                               $  9.58       $  9.88       $  9.82       $  9.81       $  9.84
                                                          ============= ============= ============= ============= =============
Total Return (%) *                                                 3.2           6.6           6.0           5.6           6.3++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   0.76          0.82          1.00          1.00          1.00+
Ratio of expenses to average net assets before
  expense reductions (%) **                                       1.11          1.12          1.18          1.20          1.38+
Ratio of net investment income to average net assets (%)          6.28          6.04          6.20          6.09          6.07+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                    5.94          5.76          6.14          5.93          5.76
Portfolio turnover rate (%)                                        203           229            61           120            58
Net assets at end of period (000 omitted)                      $67,647       $68,346       $45,044       $36,474       $28,417

(A)  Commenced operations March 27, 1995.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing solely in short-term direct obligations of the U.S. Treasury with remaining maturities of 397 days or less.

                    Sentinel U.S. Treasury Money Market Fund

The Sentinel U.S. Treasury Money Market Fund ended fiscal year 1999 with net assets of $127.3 million, a 24.2% increase over the previous fiscal year. The Fund's maturity was unchanged at 63 days. The 7-day yield rose 47 basis points to 4.58%.

For the 12-month period ended November 30, 1999, short-term interest rates increased considerably, as the Federal Reserve raised short-term interest rates three times in 25 basis point increments, one in late June, another in late August, and the third in mid November. By the end of the fiscal year, 90-day Treasury bills surged 78 basis points to 5.30%. The prime rate moved 75 basis points higher to 8.50%. On average, the 90-day certificates of deposit and commercial paper ended the fiscal year at 5.97%, also an increase of 75 basis points. Federal Funds rate gained 69 basis points to 5.69%. During the Federal Reserve's intervention, the discount rate was raised by a total of 50 basis points, bringing it to 5.00% at the end of November.

Economic utopia prevailed throughout the year as evidenced by robust growth, tight labor markets, and global economic recovery, with the missing ingredient of inflation. Investor anxiety increased with each move by the Federal Reserve, keeping upward pressure on interest rates throughout the year. In effect these monetary tightenings took back the three rate cuts the Federal Reserve "gave" during the 1998 Russian debt crisis.

The Sentinel U. S. Treasury Money Market Fund ended fiscal year 1999 with net assets of $127.3 million, a 24.2% increase over the previous fiscal year. The Fund's maturity was unchanged at 63 days. The 7-day yield rose 47 basis points to 4.58%. Looking ahead, we plan to lengthen the Fund's maturity opportunistically should interest rates continue to climb or the Treasury curve steepen.

/s/ Darlene A. Coppola

Darlene A. Coppola

Sentinel U.S.Treasury Money Market Fund
Investment in Securities
at November 30, 1999
--------------------------------------------------------------------------------
                                  Principal Amount      Value
                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 91.2%
U S Treasury Bill
  4.52.%, 12/09/99                     1,000M        $    998,995
U S Treasury Bill
  4.85%, 12/09/99                      2,500M           2,497,305
U S Treasury Bill
  4.6%, 12/16/99                       3,000M           2,994,250
U S Treasury Bill
  4.655%, 12/23/99                     1,500M           1,495,733
U S Treasury Bill
  4.68%, 12/23/99                      2,500M           2,492,850
U S Treasury Note
  5.625%, 12/31/99                    14,100M          14,105,675
U S Treasury Bill
  4.6%, 01/06/00                       4,000M           3,981,600
U S Treasury Bill
  4.65%, 01/13/00                      3,000M           2,983,337
U S Treasury Bill
  4.86%, 01/13/00                      5,000M           4,970,975
U S Treasury Bill
  5.28%, 01/13/00                      2,000M           1,987,387
U S Treasury Bill
  4.62%, 01/20/00                      1,500M           1,490,375
U S Treasury Bill
  5.2%, 01/20/00                       5,000M           4,963,889
U S Treasury Bill
  5.235%, 01/20/00                     3,020M           2,998,042
U S Treasury Bill
  4.82%, 01/27/00                      2,000M           1,984,737
U S Treasury Bill
  4.935%, 01/27/00                     2,500M           2,480,466
U S Treasury Bill
  4.975%, 01/27/00                     2,000M           1,984,246
U S Treasury Note
  5.375%, 01/31/00                     7,100M           7,102,376
U S Treasury Note
  7.75%, 01/31/00                      6,000M           6,025,388
U S Treasury Bill
  4.7%, 02/10/00                       5,000M           4,953,653
U S Treasury Note
  5.875%, 02/15/00                     5,500M           5,506,572
U S Treasury Bill
  5.1%, 02/17/00                       5,000M           4,944,750
U S Treasury Bill
  4.71%, 02/24/00                      4,000M           3,955,517
U S Treasury Bill
  4.77%, 02/24/00                      3,000M           2,966,212
U S Treasury Bill
  5.10%, 02/24/00                      2,500M           2,469,896
U S Treasury Note
  5.5%, 02/29/00                       5,000M           5,004,741
U S Treasury Note
  7.125%, 02/29/00                     10,100M         10,146,615
U S Treasury Note
  6.875%, 03/31/00                     8,500M           8,538,596
                                                     -------------
Total U.S. Treasury Obligations
  (Amortized Cost $116,024,178)*                      116,024,178

Excess of Other Assets
  Over Liabilities 8.8%                                11,237,643
                                                     -------------
Net Assets                                           $127,261,821
                                                     =============

--------------------------------------------------------------------------------
** Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                         $116,024,178
Cash and cash equivalents                                       4,726,164
Receivable for fund shares sold                                 6,437,481
Receivable for  interest                                        1,060,092
                                                             -------------
  Total Assets                                                128,247,915
                                                             -------------
Liabilities
Payable for fund shares repurchased                               463,699
Dividends Payable                                                 443,153
Accrued expenses                                                   29,358
Management fee payable                                             37,457
Fund service fee payable                                           12,427
                                                             -------------
  Total Liabilities                                               986,094
                                                             -------------
Net Assets Applicable to Outstanding Shares                  $127,261,821
                                                             =============
Net Asset Value
  Class A Shares
$121,884,133 / 121,884,133 shares outstanding                $       1.00
                                                             =============
  Class B Shares
$5,377,688 / 5,377,688 shares outstanding                    $       1.00
                                                             =============
Net Assets Represent
Capital stock at par value                                   $  1,272,618
Paid-in capital                                               125,989,203
                                                             -------------
Net Assets                                                   $127,261,821
                                                             =============
Investments at Cost                                          $116,024,178
                                                             =============

Sentinel U.S. Treasury Money Market Fund
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                     $  4,988,862
                                                             -------------
Expenses
Management advisory fee                                           424,468
Transfer agent and custodian                                      232,460
Accounting services                                                30,310
Auditing fees                                                       7,150
Legal fees                                                          3,150
Reports and notices to shareholders                                10,400
Registration and filing fees                                       26,049
Directors' fees and expenses                                        9,647
Other                                                               6,747
                                                             -------------
  Total Expenses                                                  750,381
  Expense Offset                                                   (3,005)
                                                             -------------
  Net Expenses                                                    747,376
                                                             -------------
Net Investment Income and Net Increase in
Net Assets from Operations                                   $  4,241,486
                                                             =============
See Notes to Financial Statements.
92

Sentinel U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                      Year                 Year
                                                                     Ended                Ended
                                                                  11/30/99             11/30/98
                                                             --------------       --------------
Increase in Net Assets from Operations
Net investment income                                        $   4,241,486        $   4,026,507
                                                             --------------       --------------

Distributions to Shareholders
From net investment income
  Class A Shares                                                (4,062,569)          (3,847,499)
  Class B Shares                                                  (178,917)            (179,008)
                                                             --------------       --------------
Total Distributions to Shareholders                             (4,241,486)          (4,026,507)
                                                             --------------       --------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                               480,251,041          195,386,431
  Class B Shares                                                 8,325,140            8,254,397
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                                 2,922,603            3,219,677
  Class B Shares                                                   159,539              161,984
                                                             --------------       --------------
                                                               491,658,323          207,022,489
Less: Payments for shares reacquired
  Class A Shares                                              (459,404,553)        (186,402,562)
  Class B Shares                                                (7,529,315)          (7,427,663)
                                                             --------------       --------------
Increase in net assets from capital share transactions          24,724,455           13,192,264
                                                             --------------       --------------
Total Increase in Net Assets for period                         24,724,455           13,192,264
Net Assets: Beginning of period                                102,537,366           89,345,102
                                                             --------------       --------------
Net Assets: End of period                                    $ 127,261,821        $ 102,537,366
                                                             ==============       ==============

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Financial Highlights

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                         Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class A Shares                                             11/30/99        11/30/98        11/30/97        11/30/96        11/30/95
                                                        ------------    ------------    ------------    ------------    ------------

Net asset value at beginning of period                     $   1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                        ------------    ------------    ------------    ------------    ------------

Income from Investment Operations
Net investment income                                          0.04            0.04            0.04            0.04            0.05
Net realized and unrealized gain (loss) on investments            -               -               -               -               -
                                                        ------------    ------------    ------------    ------------    ------------

Total from investment operations                               0.04            0.04            0.04            0.04            0.05
                                                        ------------    ------------    ------------    ------------    ------------

Less Distributions
Dividends from net investment income                           0.04            0.04            0.04            0.04            0.05
Distributions from realized gains on investments                  -               -               -               -               -
                                                        ------------    ------------    ------------    ------------    ------------

Total Distributions                                            0.04            0.04            0.04            0.04            0.05
                                                        ------------    ------------    ------------    ------------    ------------

Net asset value at end of period                           $   1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                        ============    ============    ============    ============    ============

Total Return (%) *                                              4.1             4.6             4.6             4.6             5.0

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                0.69            0.72            0.76            0.78            0.81
Ratio of expenses to average net assets before
   expense reductions (%) **                                   0.70            0.73            0.77            0.78            0.82
Ratio of net investment income to average net assets (%)       4.01            4.47            4.46            4.38            4.83
Net assets at end of period (000 omitted)                  $121,884         $98,115         $85,911         $80,804         $80,664

(A)  Commenced operations April 1, 1996.
(B)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.
94

Sentinel U.S. Treasury Money Market Fund
Financial Highlights (cont'd.)

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                           Year Ended        Year Ended        Year Ended         Months Ended
Class B Shares                                           11/30/99 (B)      11/30/98 (B)      11/30/97 (B)      11/30/96 (A)(B)
                                                        --------------    --------------    --------------    -----------------
Net asset value at beginning of period                         $ 1.00            $ 1.00            $ 1.00               $ 1.00
                                                        --------------    --------------    --------------    -----------------
Income from Investment Operations
Net investment income                                            0.04              0.04              0.05                 0.03
Net realized and unrealized gain (loss) on investments              -                 -                 -                    -
                                                        --------------    --------------    --------------    -----------------
Total from investment operations                                  0.04              0.04              0.05                 0.03
                                                        --------------    --------------    --------------    -----------------
Less Distributions
Dividends from net investment income                             0.04              0.04              0.05                 0.03
Distributions from realized gains on investments                    -                 -                 -                    -
                                                        --------------    --------------    --------------    -----------------
Total Distributions                                              0.04              0.04              0.05                 0.03
                                                        --------------    --------------    --------------    -----------------
Net asset value at end of period                               $ 1.00            $ 1.00            $ 1.00               $ 1.00
                                                        ==============    ==============    ==============    =================
Total Return (%) *                                                3.8               4.5               4.7                  3.0++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  0.92              0.77              0.73                  .76+
Ratio of expenses to average net assets before
   expense reductions (%) **                                     0.93              0.78              0.73                  .77+
Ratio of net investment income to average net assets (%)         3.79              4.42              4.50                 4.40+
Net assets at end of period (000 omitted)                      $5,378            $4,422            $3,434               $3,160

(A)  Commenced operations April 1, 1996.
(B)  Per share data calculated utilizing average daily shares outstanding.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

                          Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company incorporated in Maryland. The Company consists of thirteen separate series - Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund (formerly Sentinel Growth Fund), Sentinel World Fund, Sentinel Growth Index Fund (commenced operations on September 13, 1999), Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. Also in addition, a third class of shares called Class C shares are offered for Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel High Yield Bond. On August 21, 1998 the Board of Directors approved Class D shares on the Sentinel Balanced Fund, which commenced operations on January 4, 1999. On December 9, 1999 the Board of Directors approved a new fund called Sentinel Flex Cap Opportunity Fund which is to commence operations in February or March 2000.

The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short Maturity Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, real estate investment trusts and the reclassification of net investment losses to net short-term capital gains or paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 1999 as follows:

                         Accumulated    Accumulated undistributed
                       undistributed     net realized gain (loss)
                       net investment   on investments and foreign      Paid-in
      Fund              income (loss)     currency transactions         capital
---------------------  --------------   --------------------------    ----------
Small Company .......    $ 240,949              $(183,157)            $ (57,792)
Mid Cap Growth ......      619,641               (619,641)                    -
World ...............     (260,793)               260,793                     -
Balanced ............      (12,108)                12,108                     -
Bond ................      (13,673)                11,871                 1,802
Government Sec ......      (16,892)                14,912                 1,980
Short Maturity Gov't       (74,603)                74,603                     -

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date.

During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Funds maintain segregated accounts, the dollar value of which is equal to its obligations, in respect of dollar rolls.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of each Fund's taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), Provident Mutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World and Sentinel Balanced Funds:
0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to Sentinel Growth Index
Fund: 0.30% per annum on the average daily net assets. (3) With respect to Sentinel

Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund.
(4) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (5) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds:
0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (6) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

With respect to Sentinel World Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Keystone Investment Management Company ("Keystone"). Pursuant to such agreement, Keystone provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Keystone equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Keystone will always be at least 0.35% per annum of the average daily net assets.

All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan applicable to their Class A shares pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans." Each of the Funds Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans." Each of the Funds Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans." The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan." None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A and B shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company and Penn Mutual Insurance Company. This will result in an overall Rule 12b-1 fee to these classes to be less than 0.20% and 0.75% respectively, while National Life and Penn Mutual maintain their investments in these share classes.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund will pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Common Stock, Balanced, World and High Yield Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

Under the Plan Applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $3,324,626 for the fiscal year ended November 30, 1999. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $156,537 after allowances of $1,704,186 to Equity Services, Inc., an affiliate of National Life, $248,317 to 1717 Capital Management Company, an affiliate of Provident Mutual, $457,157 to Hornor, Townsend & Kent, Inc. and $185,078 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $573,351 to other investment dealers. During this same period, SFSC received $42,098 in contingent deferred sales charges from certain redemptions of Class A shares and $728,213 in contingent deferred sales charges from redemptions of Class B shares, $14,981 in contingent deferred sales charges from redemptions of Class C shares and $13 in contingent deferred sales charges from redemptions of Class D shares.

During the period the Company transacted purchases and sales of portfolio securities through, among others, JMS for which JMS received $54,684 in brokerage commissions. In addition, JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions.

Each director who is not an employee of the adviser or an affiliated company is paid an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services for which the Company has contracted with outside providers. Total fees for the fiscal year ended November 30,1999 were $3,539,697.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B shares (excluding the Sentinel World Fund) would also be reduced proportionately. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 1999 did not exceed 1.30% of the average daily net assets attributable to Class A shares of any fund.

For the period March 30, 1998 through March 30, 1999 SAC voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios.

   Bond Fund Class A shares 0.68%

   Government Securities Fund Class A shares 0.87%

   Short Maturity Government Fund Class A shares 0.75%

   Tax-Free Income Fund Class A shares 0.72%

Effective March 31, 1999 SAC has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the following:

   Bond Fund Class A shares 0.76%

   Government Securities Fund Class A shares 0.83%

   Short Maturity Government Fund Class A shares 0.77%

   Tax-Free Income Fund Class A shares 0.73%

With respect to the Sentinel Growth Index Fund Class A, SAC voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. SAC currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2000.

In case of the Sentinel Bond Fund and Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit the Class B shares of both the Sentinel Bond Fund and Sentinel Growth Index Fund which will experience the same reduced effective advisory fee rate as the Class A shares.

For the fiscal year ended November 30, 1999, the total amount reimbursable to Sentinel Growth Index Class A was $13,640, Sentinel Growth Index Class B was $4,397, Sentinel Bond Fund Class A was $162,572, Sentinel Bond Fund Class B $30,569, Sentinel Tax-Free Income Fund Class A $159,034, Sentinel New York Tax-Free Class A $150,000, Sentinel Government Securities Fund Class A $83,938, and Sentinel Short Maturity Government Fund Class A $242,912.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 1999 were as follows:


                                   Purchases of                            Sales of
                                    other than        Purchases of        other than
                                        U.S.               U.S.               U.S.          Sales of U.S.
                                    Government         Government         Government         Government
                                    direct and         direct and         direct and         direct and
                                      agency              agency             agency            agency
     Fund                           obligations        obligations`       obligations        obligations
----------------------------       -------------      -------------      -------------      -------------
Small Company ..............       $ 47,831,679             -            $ 64,187,212             -
Mid Cap Growth .............        156,964,718             -             142,439,721             -
World ......................         42,819,611             -              42,580,984             -
Growth Index ...............         35,583,583             -                 525,291             -
Common Stock ...............        620,910,166             -             754,300,325             -
Balanced ...................        161,123,435       $243,691,972        202,339,322       $214,339,175
High Yield .................        116,608,138         19,949,722        107,965,515         19,398,363
Bond .......................         87,803,883        125,501,258         97,485,956        112,313,261
Tax-Free ...................         34,130,491             -              29,787,421             -
N.Y. Tax-Free ..............         10,425,616             -               4,662,874             -
Government .................             -             231,442,256             -             236,197,292
Short Maturity .............             -             143,019,880             -             143,162,094


(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 1999 as follows:

$2,140,898, $538,825, $1,051,666 and $3,189,185 (expiring in 2001, 2002, 2004 and 2007, respectively) for a total of $6,920,574 for the Sentinel Bond Fund, $2,952,501 and $4,754,868 (expiring in 2004 and 2007) for a total of $7,707,369 for the Sentinel Government Securities Fund,$1,490,419 and $4,543,183(expiring in 2006 and 2007) for a total of $6,033,602 for the Sentinel High Yield Bond Fund, $278,001, $619,379, $142,166, $83,225, $166,838 and $1,566,785 (expiring in 2000, 2001, 2002, 2004, 2005 and 2007, respectively) for a total of
$2,856,394 for the Sentinel Short Maturity Government Fund, $310,229 (Expiring in 2007) for the Sentinel New York Tax-Free Fund, and $668,431 (Expiring in
2007) for the Sentinel Tax-Free Income Fund. It is unlikely that a capital gains distribution will be paid to shareholders of these Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. During the year ended November 30, 1999 the Sentinel World Fund utilized $1,283,934 of capital loss carryforward.

(4) Fund Shares:

At November 30, 1999, 2 billion shares of one cent par value were authorized. There are 1.56 billion shares allocated to the various Funds as Class A shares, 280 million shares allocated to the various Funds as Class B shares, 40 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:


                                                                                        Net
                                              Shares issued in                        increase
                                              reinvestment of                        (decrease)
                                               dividends and        Shares            in shares
 Fund                         Shares sold      distributions      reacquired         outstanding
 ----                         -----------      -------------      ----------         -----------
Year Ended 11/30/99
Small Company - A ........     5,233,049         2,130,978         7,895,657          (531,630)
Small Company - B ........       634,395           273,202           510,027           397,570
Mid Cap Growth - A .......     3,246,286           455,992         2,483,704         1,218,574
Mid Cap Growth - B .......       626,959            19,933            57,050           589,842
World - A ................     6,774,413            42,682         7,310,275          (493,180)
World - B ................       245,101             1,060           135,981           110,180
World - C ................     1,418,187                --         1,387,921            30,266
Growth Index - A * .......     1,346,378                --             6,923         1,339,455
Growth Index - B * .......       402,622                --             5,384           397,238
Common Stock - A .........     3,309,128         3,002,721         6,604,080          (292,231)
Common Stock - B .........       839,508           268,092           536,317           571,283
Common Stock - C .........       842,171            10,295           802,051            50,415
Balanced - A .............     1,284,804         1,526,284         3,293,259          (482,171)
Balanced - B .............       752,994           217,958           533,029           437,923
Balanced - C .............       104,717             9,150            13,979            99,888
Balanced - D** ...........        60,806               481             2,394            58,893
High Yield - A ...........       896,942           189,365         1,202,842          (116,535)
High Yield - B ...........     1,411,047           219,765           887,056           743,756
High Yield - C ...........       555,114            18,999           339,404           234,709
Bond - A .................     4,688,292           575,751         5,604,592          (340,549)
Bond - B .................     1,449,960           123,494           666,624           906,830
Tax-Free .................     2,917,006           291,859         2,824,305           384,560
N.Y. Tax-Free ............       740,608            53,801           332,482           461,927
Government ...............     1,419,479           358,250         2,277,378          (499,649)
Short Maturity ...........     4,120,784           396,025         4,372,336           144,473
U.S. Treasury - A ........   480,251,041         2,922,603       459,404,553        23,769,091
U.S. Treasury - B ........     8,325,140           159,539         7,529,315           955,364

Year Ended 11/30/98
Small Company - A ........     1,816,196         2,341,987         3,171,812           986,371
Small Company - B ........       959,051           178,297           181,707           955,641
Mid Cap Growth - A .......     1,107,943         1,695,268           827,751         1,975,460
Mid Cap Growth - B ***....       284,897                --            20,350           264,547
World - A ................     1,261,819           229,155         1,153,057           337,917
World - B ................       481,379            23,804            85,449           419,734
World - C  **** ..........       154,395                --            98,307            56,088
Common Stock - A .........     2,319,503         3,707,242         4,126,688         1,900,057
Common Stock - B .........     1,247,141           220,053           300,254         1,166,940
Common Stock - C ****            128,386                40             8,149           120,277
Balanced - A .............     1,761,700         1,281,894         2,754,031           289,563
Balanced - B .............     1,008,603           109,017           180,545           937,075
Balanced - C **** ........        72,665               312               111            72,866
High Yield - A ...........     2,403,640           147,508           425,396         2,125,752
High Yield - B ...........     2,737,683           135,496           385,851         2,487,328
High Yield - C **** ......       197,536             4,462             1,523           200,475
Bond - A .................     2,428,801           592,479         2,808,497           212,783
Bond - B .................     1,553,747            61,897           319,531         1,296,113
Tax-Free .................       805,481           281,459         1,096,968           (10,028)
N.Y. Tax-Free ............       387,759            37,877            91,615           334,021
Government ...............     1,206,526           336,396         1,743,268          (200,346)
Short Maturity ...........     6,037,319           270,309         3,978,257         2,329,371
U.S. Treasury - A ........   195,386,431         3,219,677       186,402,562        12,203,546
U.S. Treasury - B ........     8,254,397           161,984         7,427,663           988,718


   * For the period September 13, 1999 to November 30, 1999.
  ** For the period January 4, 1999 to November 30, 1999.
 *** For the period January 12, 1998 to November 30, 1998
**** For the period May 4, 1998 to November 30, 1998.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 1999 the projected obligation for such benefits had been accrued.

(6) Subsequent Event:

The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. This arrangement commences on December 30, 1999.

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel World Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 1999, and the results of each of their operations, the changes of each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 30, 1999

 Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of Pennsylvania issuers.

                      Sentinel Pennsylvania Tax-Free Trust

The taxable equivalent yield of the Sentinel Pennsylvania Tax-Free Trust as of 11/30/99 was 8.7% for a Pennsylvania state resident in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1999, the Sentinel Pennsylvania Tax-Free Trust produced a total return of -3.3%, outperforming the -3.5% average return for the Lipper Analytical Services Inc. universe of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned -1.1% for the same period.

Municipal interest rates rose throughout 1999 as the Federal Reserve increased the federal funds rate three times in the face of strong economic growth, even though the rate of inflation has been relatively stable. It seems that the robust capital spending by corporations, concentrated in high-technology equipment, has expanded the productive capacity of the U.S. economy. This has the effect of increasing the rate of economic growth that can be sustained without a pickup in inflation.

The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of Pennsylvania municipals is sheltered from federal and Pennsylvania state income taxes. The taxable equivalent yield of the Sentinel Pennsylvania Tax-Free Trust as of 11/30/99 was 8.7% for a Pennsylvania state resident in the 39.6% federal income tax bracket. This compares favorably to corporate, government and mortgage backed securities. We recommend municipals for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed income portfolios.

We believe that interest rates are near a peak for this cycle and therefore bonds represent good value as we head into the year 2000. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while reducing their dependency on borrowing. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

----------------------------------------
Average Annual
Total Return
Through 11/30/99

                   w/sales   w/o sales
Period             charge+    charge
1 Year             -7.1%      -3.3%
----------------------------------------
5 Years             4.9%       5.7%
----------------------------------------
10 Years            5.3%       5.7%
----------------------------------------

+ Sales charge applicable to year of initial investment.

================================================================================
Sentinel Pennsylvania Tax-Free Trust Performance
Ten Years Ended 11/30/99

                                    [GRAPH]

                            Lipper
        Sentinel         Pennsylvania        Lehman
      Pennsylvania      Municipal Debt      Municipal
     Tax-Free Trust      Fund Average      Bond Index*

         10,000             10,000           10,000
         10,173             10,604           10,770
         11,072             11,677           11,875
         12,205             12,893           13,066
         13,319             14,571           14,514
         12,667             13,568           13,752
         14,537             16,126           16,351
         15,260             16,948           17,312
         16,185             18,090           18,553
         17,295             19,266           19,993
         16,729             18,590           19,778

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

* An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 1999

--------------------------------------------------------------------------------
                             Principal Amount   Value
                                (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------

Bonds 94.5%
Pennsylvania 88.5%
Allegheny County G/O
 5.15%, 10/01/11 (FGIC)           1,000M     $  987,730
Allegheny County Hospital
 6.00%, 10/01/03 (FGIC)           1,000M      1,049,620
Allegheny County
 Institution G/O
 7.30%, 04/01/09 (MBIA)           1,000M      1,009,130
Armstrong County
 Hospital Auth.
 6.25%, 06/01/13
 (AMBAC)                          1,200M      1,258,296
Berks County G/O
 7.25%, 11/15/20 (FGIC)           1,000M      1,049,810
Butler PA Area
 School District
 4.75%, 10/01/22 (FGIC)           1,000M        845,620
Delaware Valley PA Regional
 Fin. Auth.
 5.5%, 08/01/28 (AMBAC)           1,000M        948,890
Erie PA Higher Education
 Building Auth.
 5.75%, 03/15/20 (ACA)              500M        477,500
Grove City PA Hospital Auth.
 5.25%, 07/01/12 (ACA)            1,500M      1,447,740
Hazelton PA Area
 School District
 0.00%, 03/01/25 (FGIC)           1,255M        273,326
Jim Thorpe PA Area
 School District
 5.30%, 03/15/16 (MBIA)           1,500M      1,449,090
Lehigh County Industrial
 Dev. Auth.
 6.15%, 08/01/29 (MBIA)           1,000M      1,009,620
Montgomery County Higher
 Educ. & Health
 8.30%, 06/01/10                    500M        520,250
Northampton County G/O
 5.125%, 08/15/17                 1,000M        919,610
Parkland PA School District
 5.375%, 09/01/15 (FGIC)          1,000M        983,750
PA State Turnpike Commn.
 Oil Tax Rev.
 4.75%, 12/01/27 (AMBAC)            500M        413,395
Pennsylvania Higher
 Educ. Facs.
 5.625%, 12/01/27 (MBIA)          1,000M        950,740
Pennsylvania Housing
 Finance Agency
 5.80%, 10/01/29                  1,000M        953,640
Pennsylvania State G/O
 6.25%, 07/01/11                  1,500M      1,631,550
Pennsylvania State
 Turnpike Commn.
 7.20%, 12/01/17 (FGIC)           1,000M      1,074,030
Pennsylvania Trafford
 School Dist.
 5.90%, 05/01/11 (MBIA)           1,000M      1,050,510
Philadelphia Parking
 Authority Rev.
 5.25%, 09/01/29 (FSA)            1,000M        891,390
Philadelphia Regional
 Port. Auth.
 7.125%, 08/01/10 (MBIA)            250M        255,127
 7.15%, 08/01/20 (MBIA)             250M        255,168
Philadelphia Water & Waste
 6.25%, 08/01/11 (MBIA)           1,000M      1,082,670
 6.25%, 08/01/12 (MBIA)             500M        540,480
Pittsburgh PA Water &
 Sewer System Rev.
 6.50%, 09/01/13 (FGIC)           1,000M      1,099,560
Scranton Lackawanna
 Health & Welfare
 6.20%, 07/01/17                  1,000M        919,740
Southeast Delco
 School District
 0.00%, 02/01/10 (MBIA)           1,000M        585,380
Westmoreland County
 Municipal Auth.
 0.00%, 08/15/18 (FGIC)             500M        171,335
York County Solid Waste
 5.50%, 12/01/14 (FGIC)           1,000M      1,001,010
                                           -------------
                                             27,105,707
                                           -------------
Puerto Rico 6.0%
Puerto Rico Commonwealth
 Hwy & Transport
 5.50%, 07/01/36                  1,000M        928,980
Puerto Rico G/O
 5.375%, 07/01/25                 1,000M        922,420
                                           -------------
                                              1,851,400
                                           -------------
Total Bonds
 (Cost $29,363,097)                          28,957,107
                                           -------------

Short-Term Investments 3.8%
 Blackrock Pennsylvania
 Municipal Money Market
 Institutional Class (a)
  (Cost $1,175,000)               1,175M    $ 1,175,000
                                           -------------
 Total Investments
  (Cost $30,538,097)*                        30,132,107

Excess of Other Assets
 Over Liabilities 1.7%                          497,999
                                           -------------
Net Assets                                  $30,630,106
                                           =============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1999, net unrealized depreciation for federal income tax purposes aggregated $405,990 of which $641,469 related to appreciated securities and $1,047,459 related to depreciated securities.
(a)  Variable rate security that may be tendered back to issuer at par.
     The following abbreviations are used in portfolio descriptions:
     (ACA) - ACA Financial Guaranty Corp.
     (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
     (FSA) - Guaranteed by Financial Security Assurance, Inc.
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Assets and Liabilities
at November 30, 1999
--------------------------------------------------------------------------------

Assets
Investments at value                                               $30,132,107
Cash and cash equivalents                                                3,823
Receivable for fund shares sold                                          1,104
Receivable for interest                                                525,006
Receivable from fund administrator                                      95,864
                                                                ---------------
  Total Assets                                                      30,757,904
                                                                ---------------

Liabilities
Payable for fund shares repurchased                                     83,460
Accrued expenses                                                         8,298
Management fee payable                                                  13,914
Distribution fee payable                                                12,043
Fund service fee payable                                                10,083
                                                                ---------------
  Total Liabilities                                                    127,798
                                                                ---------------
Net Assets Applicable to Outstanding Shares                        $30,630,106
                                                                ===============

Net Asset Value and Offering Price Per Share
$30,630,106 / 2,521,307 shares outstanding                         $     12.15
Sales Charge--4.00% of Offering Price                                    0.51
                                                                ---------------
Maximum Offering Price Per Share                                   $     12.66
                                                                ===============

Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                    $31,131,186
Accumulated undistributed net investment income                          1,861
Accumulated undistributed net realized loss
  on investments                                                       (96,951)
Unrealized depreciation of investments                                (405,990)
                                                                ---------------
Net Assets                                                         $30,630,106
                                                                ===============
Investments at Cost                                                $30,538,097
                                                                ===============


Sentinel Pennsylvania Tax-Free Trust
Statement of Operations
For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                           $ 1,806,232
                                                                ---------------

Expenses:
Management advisory fee                                                180,302
Transfer agent and custodian                                            53,616
Distribution expense                                                    65,572
Accounting services                                                     84,000
Auditing fees                                                            5,000
Legal fees                                                               1,750
Reports and notices to shareholders                                      3,500
Registration and filing fees                                             4,650
Directors' fees and expenses                                            33,017
Other                                                                      708
                                                                ---------------
  Total Expenses                                                       432,115
  Expense Reimbursement                                               (198,099)
  Expense Offset                                                        (6,615)
                                                                ---------------
  Net Expenses                                                         227,401
                                                                ---------------
Net Investment Income                                                1,578,831
                                                                ---------------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                              (96,951)
Net change in unrealized depreciation                               (2,535,663)
                                                                ---------------
Net Realized and Unrealized Loss on Investments                     (2,632,614)
                                                                ---------------
Net Decrease in Net Assets from Operations                         $(1,053,783)
                                                                ===============

See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   Year             Year
                                                                  Ended            Ended
                                                               11/30/99         11/30/98
                                                          --------------   --------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                       $ 1,578,831      $ 1,614,164
Net realized gain (loss) on sales of investments                (96,951)         757,062
Net change in unrealized appreciation (depreciation)         (2,535,663)         (88,964)
                                                          --------------   --------------
Net increase (decrease) in net assets from operations        (1,053,783)       2,282,262
                                                          --------------   --------------

Distributions to Shareholders
From net investment income                                   (1,577,675)      (1,613,860)
From realized gain on sale of investments                      (757,025)        (324,168)
                                                          --------------   --------------
Total distributions to shareholders                          (2,334,700)      (1,938,028)
                                                          --------------   --------------

From Capital Share Transactions
Net proceeds from sales of shares                             1,672,187        2,130,748
Net asset value of shares in reinvestment
  of dividends and distributions                              1,693,166        1,341,058
                                                          --------------   --------------
                                                              3,365,353        3,471,806
Less: Payments for shares reacquired                         (4,066,876)      (3,939,578)
                                                          --------------   --------------
Decrease in net assets from capital share transactions         (701,523)        (467,772)
                                                          --------------   --------------
Total Decrease in Net Assets for period                      (4,090,006)        (123,538)
Net Assets: Beginning of period                              34,720,112       34,843,650
                                                          --------------   --------------
Net Assets: End of period                                   $30,630,106      $34,720,112
                                                          ==============   ==============

Undistributed Net Investment Income
  at End of Period                                          $     1,861      $       648
                                                          ==============   ==============


See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                          11/30/99       11/30/98       11/30/97       11/30/96       11/30/95
                                                      -------------  -------------  -------------  -------------  -------------
Net asset value at beginning of period                     $ 13.48        $ 13.34        $ 13.29        $ 13.40        $ 12.29
                                                      -------------  -------------  -------------  -------------  -------------

Income (Loss) from Investment Operations
Net investment income                                         0.62           0.63           0.64           0.66           0.66
Net realized and unrealized gain (loss) on investments       (1.04)          0.26           0.13          (0.03)          1.11
                                                      -------------  -------------  -------------  -------------  -------------
Total from investment operations                             (0.42)          0.89           0.77           0.63           1.77
                                                      -------------  -------------  -------------  -------------  -------------

Less Distributions
Dividends from net investment income                          0.62           0.63           0.64           0.66           0.66
Distributions from realized gains on investments              0.29           0.12           0.08           0.08             --
                                                      -------------  -------------  -------------  -------------  -------------
Total Distributions                                           0.91           0.75           0.72           0.74           0.66
                                                      -------------  -------------  -------------  -------------  -------------
Net asset value at end of period                           $ 12.15        $ 13.48        $ 13.34        $ 13.29        $ 13.40
                                                      =============  =============  =============  =============  =============
Total Return (%) *                                            (3.3)           6.9            6.1            5.0           14.8

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               0.69           0.77           0.85           0.75           0.97
Ratio of expenses to average net assets before
  expense reductions (%) **                                   1.32           1.31           1.34           1.37           1.36
Ratio of net investment income to average net assets (%)      4.82           4.65           4.86           5.07           5.14
Ratio of net investment income to average net assets
  before voluntary expense reimbursements (%)                 4.21           4.14           4.41           4.48           4.78
Portfolio turnover rate (%)                                     21             50             28             56             80
Net assets at end of period (000 omitted)                  $30,630        $34,720        $34,844        $35,545        $34,975


 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits as described in Notes (5) and (1) D.

See Notes to Financial Statements.

                          Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 1999 the Trust has $96,951 of capital loss carryforwards for federal income tax purposes which are due to expire in 2007.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:

Transactions in Trust shares were as follows:

                                                       Year        Year
                                                       Ended       Ended
                                                     11/30/99    11/30/98
                                                    ----------  ----------
Shares sold ....................................      130,028     158,799
Shares issued to stockholders in reinvestment
of dividends and distributions .................      131,757     100,222
                                                    ----------  ----------
                                                      261,785     259,021
Shares redeemed ................................     (316,992)   (293,605)
                                                    ----------  ----------
Net decrease ...................................      (55,207)    (34,584)
                                                    ==========  ==========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $6,651,560 and $8,895,095, respectively, during the fiscal year ended November 30, 1999.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $57,915 for the fiscal year ended November 30, 1999. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $738 after allowances of $4,937 to Equity Services, Inc., an affiliate of National Life, $15,043 to 1717 Capital Management Company, an affiliate of Provident Mutual, $9,884 to Hornor, Townsend & Kent, Inc. and $5,611 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $21,702 to other investment dealers.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the fiscal year ended November 30, 1999 were $121,000.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A shares of Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with thirteen portfolios and together with the Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 1999 did not exceed 1.30% of its average daily net assets.

Effective March 30, 1998, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 0.70% of the Trust's average daily net assets. Effective March 31, 1999, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.69% of the Trust's average daily net assets. For the fiscal year ended November 30, 1999 the total amount reimbursable was $198,099. This arrangement may be terminated at any time after November 30, 1999.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of 0.20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust. The Distributor is not reimbursed for any unreimbursed prior years expenses.

Report of Independent Accountants

To the Shareholders and Board of Trustees of Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 30, 1999

Federal Tax Status
(Unaudited)

For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 1999 qualifying for the 70% dividend received deduction available to corporations are as follows:

Sentinel Common Stock Fund                             100%
Sentinel Balanced Fund                                  39%

In January 2000 you will be sent 1999 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 1999. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 1999. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, when an account is established, all income dividends and capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds, of the same class, at net asset value.

2.   Receive capital gains in cash and reinvest dividends.

3.   Receive both dividends and capital gains in cash.

4. Reinvest both dividends and capital gains in another Sentinel Fund, of the same class, at net asset value (excluding dividends earned on assets initially invested in Sentinel U.S. Treasury Money Market Fund).

5. Reinvest a percentage of dividends and/or capital gains and receive the remaining portion in cash.

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 ($100 for Growth Index Fund) or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate folder and application are also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive a check once per month, during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

High Yield Bond, Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short Maturity Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Trust Check Writing Service - This special feature of the Class A shares of Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund, Sentinel U.S. Treasury Money Market Fund and Sentinel Pennsylvania Tax-Free Trust enables you to draw checks (minimum amount $500 except for the U.S. Treasury Money Market Fund which is $250) on your account through Investors Fiduciary Trust Co. There is currently no fee for this service. Please note that this service is not available to IRA, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at
(800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of the same class of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the Sentinel U.S. Treasury Money Market Fund to Class A shares of another Sentinel Fund, a sales charge will be imposed unless the assets in the Sentinel U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $1,000 or $5,000 for Growth Index Fund (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short Maturity Government Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free, (800) 282-FUND (3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within one year after the date of the redemption. Sentinel Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Sentinel Short Maturity Government Fund.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh Plans"), Individual Retirement Accounts ("IRAs"), SIMPLE IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations), Section 457 Plans and other corporate pension and profit-sharing plans. Consult your tax advisor for details.

Please refer to the prospectus for complete details regarding these privileges, plans and services.

                         Directors/Trustees and Officers

Sentinel Group Funds, Inc. and Sentinel
Pennsylvania Tax-Free Trust

Patrick E. Welch                        Richard I. Johannesen, Jr.            Susan M. Sterne
Chairman and Chief Executive Officer    Director/Trustee                      Director/Trustee
Chairman and Chief Executive Officer,   Former Vice President and Manager -   President, Economic Analysis
National Life Insurance Company         Bond Market Research Department,      Associates, Inc.
                                        Salomon Brothers Inc.
Joseph M. Rob                                                                 Angela E. Vallot
Director/Trustee and President          Robert B. Mathias                     Director/Trustee
Chief Executive Officer,                Director/Trustee                      Counsel, Texaco Inc.
Sentinel Management Company             Sports Consultant;
                                        Former U.S. Congressman               John M. Grab, Jr.
Richard J. Borda                                                              Vice President
Director/Trustee                        Keniston P. Merrill
Former Vice Chairman,                   Director/Trustee                      Thomas P. Malone
National Life Insurance Company         Former Chairman and                   Vice President and Treasurer
                                        Chief Executive Officer,
Dr. Kalman J. Cohen                     Sentinel Advisors Company             Scott G. Wheeler
Director/Trustee                                                              Assistant Treasurer
Distinguished Bank Research             Deborah G. Miller
Professor Emeritus,                     Director/Trustee                      D. Russell Morgan
The Fuqua School of Business,           Vice President                        Secretary
Duke University                         Digital Equipment Corporation

John D. Feerick                         John Raisian
Director/Trustee                        Director/Trustee
Dean, Fordham University                Director and Senior Fellow,
School of Law                           Hoover Institution,
                                        Stanford University



Investment Adviser                      Custodian and Dividend Paying Agent
Sentinel Advisors Company               Investors Fiduciary Trust Company

Principal Underwriter                   Transfer Agent, Shareholder Servicing
Sentinel Financial Services Company     Agent and Administrator
                                        Sentinel Administrative Service
Counsel                                 Company
Brown & Wood

Independent Accountants
PricewaterhouseCoopers LLP

                      The Sentinel Funds Board of Directors




                                     [PHOTO]




Standing, left to right: Joseph M. Rob, Keniston P. Merrill, John D. Feerick, Robert B. Mathias, Richard J. Borda, John Raisian

Seated, left to right: Dr. Kalman J. Cohen, Susan M. Sterne, Patrick E. Welch, Angela E. Vallot, Richard I. Johannesen, Jr.

Not pictured: Deborah G. Miller

                                 A Brief History

[GRAPHIC]
The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two remaining original funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Four more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel High Yield Bond Fund (Class A and Class B shares) and Sentinel Growth Index Fund were introduced on September 2, 1986, October 1, 1990, June 23, 1997 and September 13, 1999, respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Small Company Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

Effective April 1, 1996, five Sentinel Funds offered two classes of shares:
Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel Bond funds. The new class is called "Class B shares" while the original class is called "Class A shares." Sentinel U.S. Treasury Money Market Fund also has Class B shares which are primarily available through exchanges from the other Class B shares. On January 12, 1998 Sentinel Mid Cap Growth (formerly Growth Fund) also offered Class B shares. Effective May 4, 1998 a third class of shares, Class C shares were offered on the following Funds, Sentinel Common Stock, Sentinel Balanced, Sentinel World and Sentinel High Yield Bond Funds. Also on January 4, 1999 a fourth class of shares, Class D shares were offered on the Sentinel Balanced Fund.

The fourteen funds in the Sentinel Family of Funds, which includes the thirteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $3.1 billion which are managed on behalf of approximately 116,450 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

[GRAPHIC]      Sentinel Funds
            Integrity Since 1934


Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel Growth Fund

Sentinel Small Company Fund

Sentinel World Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund


Sentinel Pennsylvania Tax-Free Trust

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.




SF0104A(1199)                                                     Cat. No. 43603

[GRAPHIC]      Sentinel Funds
            Integrity Since 1934


Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel Growth Fund

Sentinel Small Company Fund

Sentinel World Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund


Sentinel Pennsylvania Tax-Free Trust

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                                                          ---------------
Distributed by                                              Postage Rate
Sentinel Financial Services Company                         U.S. POSTAGE
National Life Drive                                             PAID
Montpelier, Vermont 05604                                    Hudson, MA
(800) 233-4332                                             Permit No. 19
                                                          ---------------



SF0104(1199)                                                      Cat. No. 43602